PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

QUALITY BOND FUND

Performance for the Quality Bond Fund in the second quarter and first half of 2001 was good on both an absolute and relative basis. The fund posted +4.26% results vs. +3.61% for the Salomon B.I.G. Index for the first half of 2001. The fund also outperformed the index during the second quarter posting a +0.94 return versus +0.51 for the index. We were able to capture the incremental spread tightening seen generically in the fixed income markets during the second quarter by being overweight spread product during April and May. The fund also was able to outperform the index by taking advantage of a selloff in Treasury bonds.

The capital markets continue to grind over recent months. Increasing pessimism over the economy and its potential for a rebound has led to improved sentiment in the bond market and increased frustration levels with the stock market. The Federal Reserve is likely to continue to move along on its easing path. A cut of 25 basis points is likely at the August 21 meeting.

The pervasive gloom in the economic outlook however belies the fact that the economic outlook is slowly improving. In fact, data suggests the worst of the downturn may be over in the third quarter. The Leading Indicator Index has turned decidedly up over the past three months. Inventories have been cut dramatically in the past two quarters. Money supply has exploded. Weekly jobless claims have turned sharply lower in the past several weeks. Consumer confidence and spending has stabilized. Manufacturing, the most sensitive sector of the economy and the one which led the way to the weak period we have today seems poised to point the way to a rebound.

Importantly, the Federal Reserve administered monetary policy actions in the first and second quarters of this year should be impacting growth beginning in the third quarter. Fiscal policy stimulus with tax rebates and withholding rate cuts will also begin in the third quarter. Thus, the markets' gloom over the economic outlook seems to be at the very least a bit too early. We shouldn't be seeing signs of a recovery until now, yet the market has to a considerable degree priced in the weak economic outlook for the second half of the year.

We believe it is likely that the economic data will begin to turn up prior to year-end. Given the markets' complacency with the economic front, we think a surprise to the market may be in order. Improvement in the economic outlook is likely to be accompanied by a short term reversal in market fortunes between the stock and bond markets. Treasury bonds are likely to lose ground while the stock market and spread markets in the fixed income area are likely to improve.

The high-grade spread markets should continue to be the beneficiary of the fiscal and monetary stimulus that has occurred so far in 2001. However, spreads have tightened significantly on the hopes of improved corporate earnings and a stronger economy. Spread product entered the year very cheap on a historical basis and we believe that most of the outperformance has already occurred. Consequently, we have moved the fund from an overweight position to neutral.

Our portfolio positioning currently is slightly defensive on a duration basis and neutral on spread sectors. We currently believe that the market is trading within a fairly tight range and that no clear opportunities exist at this time. We will look to shorten the duration more if Treasury rates rally significantly on weak economic data. Nevertheless, our long-term outlook for the bond market is positive as we expect the economic recovery to be sluggish and inflation subdued.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

LIMITED MATURITY BOND FUND

The Limited Maturity Bond Fund fits into the Penn Series family of funds by offering a bond fund that has less price risk than the Quality Bond Fund, but offer a higher potential return than the Money Market Fund. The Limited Maturity Bond fund currently offers an attractive yield when compared to money market funds. The Limited Maturity Bond fund invests primarily in high quality government and government supported securities as well as other AAA rated securities. The fund at times may invest in other lower rated securities when opportunities in the market allow the fund to achieve excess return. The Limited Maturity Bond fund has $12.5 million in assets as of 6/30/01.

The Limited Maturity Bond fund is benchmarked against the Salomon Brothers 1 to 5 year Treasury and Agency Index. The Salomon Brothers 1 to 5 year Treasury and Agency Index duration is 2.30 years as of June 30, 2001. The index is comprised of 65.7% of Treasury securities and 34.3% of Agency securities (FNMA and Freddie Mac securities primarily). The index average quality is AAA.

As of 6/30/01 the fund was short duration (92% of the index), we believe that due to the 275bp of Federal Reserve easing during the first half of 2001 the Treasury market may be faced with selling pressure as the US economy begins to feel the impact of lower rates and tax cuts. During the first half the 2 year Treasury rallied 85bp from 5.10% at year end to 4.24% on 6/30/01. During the second quarter the 2 year Treasury yield was up 8 basis points.

The fund is also positioned overweight spread product when compared to the index (40% overweight). The fund owns "AAA" rated ABS (credit cards and rate reduction bonds) and "AAA" CMBS. We believe that these security types provide better relative value when compared to agency securities. The rationale behind the increase in spread product was the large breakeven spread changes that needed to occur for this high quality spread product to underperform Treasuries over a 1-year time horizon. We currently view spread product (non-Treasury securities) as representing good relative value due to their historical cheapness. The fund currently has 18.4% of assets in Treasury Inflation Protection Securities
(TIPs). We believe that TIPs are cheap to other Treasury securities. With inflation pressures increasing within the economy, the inflation adjustment component of TIPs is currently attractive. The breakeven inflation rate (the rate of inflation on average until maturity of the bond that would cause the TIP and 1 year nominal Treasuries to have the same return) on 1 year TIPs is currently at 1.9%. If the consumer price index remains at its current level of approximately 3.4% then TIPs will outperform other 2 year Treasuries by 1.5%.

The Limited Maturity Fund currently has no straight agency securities. In place of agency securities the fund owns 7% in GNMA mortgage backed securities that carry an explicit U.S. Treasury full faith and credit guarantee. The continued headline pressures on agency securities from the legislative risk of removing the implicit government support for Fannie Mae and Freddie Mac has us concerned about potential underperformance of these securities.

Performance in the fund for the first six months was slightly below the index. The fund has returned 3.65% for the quarter while the index has returned 3.79%. We expect the performance of the fund to improve as some of the funds positions are realized in the months ahead.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

HIGH YIELD BOND FUND

ENVIRONMENT
-----------
Following an underwhelming calendar year 2000, the high-yield bond market started to perk up in the first quarter of 2001, only to slip back in the second quarter. Investors poured new money into noninvestment-grade bonds during the first quarter, responding to the Federal Reserve's aggressive easy-money policy and unusually high yields (relative to Treasuries). The good news evaporated in the April-to-June period. However, the fund is in positive territory for the year to date and has basically broken even for the last 12 months.

Because the high-yield market is correlated with the performance of the stock market in general and small-caps in particular. Equities have endured a woeful 15-month stretch; it is not surprising that lower-quality bonds have suffered fits and starts. With the high-yield sector's default rate approaching 6% (its highest level since the early 1990s), yields have yawned to a wider-than-normal premium over comparable-maturity Treasuries. In some cases, the yield spread on high-quality "junk" bonds reached five or six percentage points.

On the plus side, and despite near recessionary conditions, cyclical companies, such as automobiles, forest products, chemicals, and steel came back into favor. These high-yield bond issuers, whose bonds were trading as low as 40 to 60 cents on the dollar last year, came back in vogue because of their dependable earnings and cash flows. Several high yield sectors posting double-digit returns in this year's first half included food and drug, retail, automotive, and transportation.

PERFORMANCE AND STRATEGY REVIEW
-------------------------------
The fund lost about 2% in June, a similar amount for the past three months, and including the first quarter is ahead 3% for the six-month period. Our favorable comparison to the average peer fund was largely the result of superior credit analysis and broader diversification - more than 200 different companies from 34 industries are represented in your portfolio. However, our underperformance relative to the First Boston high-yield benchmark may be the consequence of our reluctance to tread heavily in the lowest tiers of the junk-bond market.

There were no significant shifts in our sector diversification during the last six months. In addition to wireless communications, our major holdings were in cable operators, health care, energy, broadcasting, and gaming issues. In total, these six sectors represented almost 40% of total net assets. Individual holdings also remain widely diversified, with the 25 largest positions accounting for less than 30% of assets. Overall, our steady reduction of wire-line holdings proved a good defense during the period. Nonetheless, we have several positions remaining in this sector, equaling 4% of assets. These holdings are in companies we believe may pull through or find merger partners. We also have an 8% stake in the wireless segment that has been hammered in the telecom downdraft, but has more solid fundamentals than the wire-line area.

OUTLOOK
-------
High-yield bond defaults are continuing, especially in the wire-line business, however, we think the impact of loss from that area has largely been felt. If, as we expect, the economy strengthens gradually later this year, we could see improved performance from the middle- and lower-quality tiers of the high-yield market. Yields are high among these issues, and with our 55% concentration in B rated issues, such a move would benefit your portfolio. However, we note that the calendar of new issues is rebuilding swiftly, and this new supply could depress the market unless demand continues its current strong trend. Fortunately, most of the new issues are in old economy companies with track records and seasoned, well-known management teams. Our healthy cash position affords us the flexibility to take advantage of opportunities as they arise in the coming months

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

GROWTH EQUITY FUND

As part of our job as portfolio managers we are often asked to look at situations and make prognoses as to whether the "glass of water" is being refilled (half full) or drained (half empty). As long-term investors our preference is to view it as half full and reel off a list of solid reasons as to why the market will hold firm here and soon begin to accept some "water." To perceive the glass as half-empty would be to suggest that the stock market's decline has further to go in time and magnitude. At present, it is difficult to find a clear consensus among market pundits as to which picture is most likely correct.

Declining earnings in the current quarter have forced Wall Street to reduce earnings forecasts for 2001 and 2002. Moreover, the changes are significant, reflecting almost unparalleled shortfalls in first half 2001 earnings reports. The fall-off from the peak earnings achieved during the third quarter of 2000 has been remarkably precipitous. As a firm focused on corporate earnings and earnings growth trends in our investment process we have to agree with one market strategist who simply stated, "No doubt about it, its nasty out there."

Reflective of this, the Growth Equity Fund declined 18.82% over the first half of 2001, as compared to a 14.24% drop in the Russell 1000 Growth Index and a 16.64% decline in the Lipper Large Cap Growth Index. Over the past twelve months the Fund retreated 39.39%, while the Russell 1000 Growth Index pulled back 36.17% and the Lipper Large Cap Growth Index declined 33.20%.

Clearly the past year has seen a dramatic shift away from growth stocks toward those characterized as value. This disparity reflects a reversal of a multi-year period of growth out-performance. Another shift affecting performance has taken place over the past year. Using the Russell 1000 Large Cap Growth Index as a proxy, the disparity seen between the index's returns on a capitalization-weighted basis and those of an unweighted average is astounding. Year-to-date the unweighted returns are about 1000 basis points (10 percentage points) higher than the capitalization weighted index. Over the past year the disparity widens to nearly 3000 basis points, or 30 percentage points. Both figures point to the significant under-performance of the largest components of the index for these periods. As a result, the advantage gained by the largest capitalization growth stocks over the previous five years has been eroded. The Fund's concentration on owning larger capitalization stocks, and especially growth-oriented large cap stocks, placed it at a significant disadvantage both year-to-date and over the past twelve months.

Despite these recent setbacks, the Growth Equity Fund's portfolio continues to emphasize investment in companies capable of generating consistently strong earnings and sales gains in an increasingly global economy. Leaders in health care and financial services remain at the head of our list and both groups were added to during the quarter. We are presently maintaining an under-weighted position in select, core technology holdings, but will look to add to this sector as conditions warrant. We believe that the Fund's characteristics remain attractive and, in particular, that it combines solid earnings growth with reasonable valuation. This should help to position the Fund to reward longer-term growth investors.

A look back and a look ahead seem appropriate. From their all-time highs reached in March 2000, both the S&P 500 and the NASDAQ Composite suffered serious bear market declines over the ensuing twelve months (with the Dow just barely averting bear market territory). That much we all know. Lost in all the media noise surrounding the markets, however, is the fact that early in the second quarter, on April 4, 2001, both the S&P 500 and the NASDAQ Composite hit what we hope is the bottom and since then have begun to act more positively.

After establishing a closing low on April 4th of 1,103, for example, the S&P 500 moved higher finishing the second quarter at 1,224. Similarly, from its April 4th close at 1,638, the NASDAQ Composite rebounded to close the second quarter at 2,160. The Dow, too, acted better in the second quarter rallying from its March 22 closing low of 9,389 to a level of 10,502 as of June 30th.

These stock market advances were fueled by several positive second quarter developments. Notably, the Federal Reserve continued its campaign to stimulate economic growth by cutting the federal funds and discount rates. The Fed now has lowered interest rates six times this year taking the Fed Funds rate from 6.5% to 3.75%, a 275 basis point reduction. Apart from the accommodative monetary policy pursued by the Fed, the second quarter also saw Congress give the economy some much-needed fiscal stimulus by enacting a fairly significant tax relief bill. By lowering marginal income tax rates across the board, and by providing substantial other tax relief, Congress likely has given the economy both a near-term and a longer-term boost. Another positive during the second quarter was that inflation continued to remain tame, helped toward the end of the quarter by declining energy prices.

All of the news, of course, was not rosy. This is reflected in the fact that, notwithstanding the second quarter improvement, all three of the major market indices were still down year to date through June 30. Chief among the factors explaining why the markets are still in negative territory for the year is that reported corporate earnings, together with analysts' earnings estimates, have declined markedly throughout the first half of this year. Indeed, it is evident that the U.S. economy has experienced a "profits recession" that likely will persist for another quarter or two, even if the economy as a whole avoids a full-blown recession (defined as two quarters in a row of negative GDP). Another negative is that unemployment is rising and likely will continue to move higher throughout the remainder of the year. While still at historically low levels, a higher unemployment rate might mean that consumer spending, which has held up relatively well so far, could decline over the next several quarters. The prospect that European and Asian economies could weaken in the near term also has weighed on U.S. equity markets.

While the data admittedly is mixed, our market outlook is positive, particularly for the 6-12 month period ahead. Our optimism rests on several grounds. First, market historians have noted that, after the Fed cuts rates six times, the S&P 500 typically has advanced about 20%, with some sectors offering even greater appreciation potential. Growth stocks, in particular, have outperformed the broader market in the twelve and twenty-four month periods following Fed rate cuts. We are also encouraged by the rising trend of economists' consensus forecasts for GDP growth over the next 12 months: third quarter GDP is forecast to grow by 1.6%; fourth quarter GDP is forecast to grow 2.7%; first quarter 2002 GDP is forecast to grow 3.0%; and second quarter 2002 GDP is forecast to grow by 3.1%. The consensus view of economists thus is that the U.S. economy has bottomed - fourth quarter 2000 GDP growth was 1.0%, first quarter 2001 GDP was 1.2% (and may be revised lower) and second quarter 2001 GDP is expected to be 0.5% or less. Since stock prices generally anticipate earnings changes, the implied re-acceleration of corporate earnings growth over the next 12 months should help history repeat itself.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

MID CAP GROWTH FUND

The course of mid-cap growth stocks was a study in contrasts in the six-month period ending June 30, 2001: weak in the first half, robust in the second half. The performance of the Penn Series Midcap Growth Fund followed suit. A sizable loss in the first half negated a sizable gain in the second half, and as a result the fund ended up with a negative return of 15.89% for the entire period. In comparison, the Russell Midcap Growth Index fell 12.96%.

In the first half of the period, our performance suffered because we generally held growth stocks with higher betas and price/earnings ratios than the index averages -- the types of stocks that were punished the most. Growth stocks in general went down hard because of the market's preoccupation with valuations (as opposed to earnings prospects). In the second half of the period, however, the stock-market environment changed for the better, to the distinct benefit of the fund. In April a surprise 50-basis-point interest-rate cut by the Federal Reserve Board helped the market reverse its bearish momentum. The rate cut noticeably improved the market's psychology; analysts pointed out that since the 1950s, every time the Fed has cut rates by at least 200 basis points, as it has done this year, the stock market has soared an average of 25% in the following year. Another market catalyst that boded well for growth stocks: signs that corporate earnings, which had been declining sharply, could begin improving in the second half of the year. As a result, in April the stock market recorded its best monthly performance in almost a decade, and the fund responded with a gain.

For the entire period, five of our 10 sector positions outperformed their corresponding index sectors. Contributing the most by far to the fund's relative performance were our energy and consumer-discretionary/services holdings, which accounted for 23% of the fund. Our energy position lost 16%, compared with a 21% loss for the Russell Midcap Growth Index energy sector. And our consumer-discretionary/services position advanced 11%, outperforming the index sector by more than four percentage points. Our utilities/communication holdings, a 3% weighting, detracted most from results; they fell 61%, while the index sector lost 44%.

Going forward, we think growth companies should benefit from a strengthening economy. With the Fed committed to supportive fiscal/monetary policies and with the federal government moving quickly to reduce income taxes, we believe the economy can avoid a recession and achieve a soft landing. We think that to the extent that the economy does land softly, the return potential of growth stocks, bolstered by growth companies' improving fundamentals, should be enhanced. Going forward, individual stock selection will matter enormously, as the fundamentals of companies vary widely. In our judgment, investment success over the next 12 months will hinge mainly on picking the right stocks -- stocks of companies with the strongest fundamentals.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER

LARGE CAP VALUE FUND

The first half of the year 2001 has been a volatile one for all segments of the equity markets. The Federal Reserve Board cut interest rates six times during the period, comprising one of the fastest, most aggressive series of cuts in Fed history. Markets rose after the surprise rate cut in early January, then fell due to rising energy prices, with the Russell 1000 Value Index reaching a low for the period in late March. After a significant rise that peaked in mid-May, markets declined in response to disappointing earnings reports and forecasts. Volatility is expected to continue until economic data show firm evidence of a turnaround in business activity.

Your Large Cap Value portfolio returned 0.96% for the six months ending June 30, 2001, outperforming the Russell 1000 Value Index, which fell -1.26% for the period. Adept stock selection was the largest contributor to performance, although modestly favorable sector allocation during the last three months of the period also contributed.

Stock selection was the primary source of outperformance, with our stock selection in financials making the greatest contribution. Stock selection in consumer staples, consumer cyclicals, technology, and utilities made smaller contributions. Although sector allocation made no net contribution to performance, our underweight to communications services and modest underweight to health care made a small contribution during the second quarter.

We remain cautious regarding the technology sector, which appears to be in the midst of a protracted slowdown that could persist through the end of the year. During the near term we expect that consumer demand will be strengthened by a combination of tax cuts and softening oil and energy prices. We also believe that the effect of Fed rate cuts will begin to stimulate the wider economy, although the utility of rate cuts in counteracting a business-led slowdown is unclear. As these changes create opportunities for value investing, we will rely on our valuation discipline as the major means of enhancing returns.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
PUTNAM INVESTMENT MANAGEMENT LLC
INVESTMENT SUB-ADVISER

GROWTH & INCOME FUND

Thus far, the year 2001 has brought little relief from the stock market weakness, which began over 15 months ago. A significant deceleration in the rate of economic growth precipitated the decline, while a substantial deterioration in company profits has prolonged the descent. The dramatic reduction in Standard & Poor's annual earnings estimate from almost $62.00 in December, 2000 to $53.00 in June, 2001 and the expectation for a 25% decline in S&P operating profits in the second quarter of 2001, the largest year over year decline since 1958, help explain the weak current market environment. Additional pricing pressure has resulted from investor's realization that there is a link between earnings and valuation. Standard & Poor's price/earnings multiples have fallen from 29 times earnings to 23 times earnings in the last six months. Weakening foreign economies and rising unemployment add to the negative sentiment. Given this backdrop, it is not surprising that value stocks have outperformed growth stocks and large capitalization stocks, the "darlings" of the late 1990's, have under performed smaller capitalization issues. Year-to-date, only the consumer cyclicals and basic material sectors have turned in positive performance, with the worst performance coming from technology, utilities, energy and financials.

The Penn Series Growth and Income Fund was not immune to the volatility and the declines of this period and fell 14.30% versus 6.70% decline for its benchmark, the Standard & Poor's 500. The Fund has underperformed during this relatively short time frame due to an emphasis on larger capitalization, more growth oriented stocks. With the bursting of the "tech bubble" in the Spring of 2000, there has been renewed investor interest in smaller capitalization, more value-oriented companies within the Standard Poor's 500 that had been largely ignored during the latter part of the 1990's. During the quarter, the Fund's valuation measures were more closely aligned with those of the Standard & Poor's 500 but initial efforts to reduce price earnings multiples, market capitalization, and raise dividend yield did not offset the surprising swiftness of earnings reductions during this brief time period even for previously consistently growing companies. Investments in healthcare, financials and utility stocks also contributed to the underperformance, despite the positive contribution to income. Key portfolio holdings include Johnson & Johnson, Microsoft, Citigroup, Exxon Mobil and Tyco International.

The Fund remains broadly diversified with exposure to all S&P 500 sectors. Efforts continue to be made to reduce price earnings ratios, and lower the overall market capitalization of the Fund, yet still retain attractive earnings growth, revenue growth and profitability characteristics. Anticipating an eventual recovery in the economy, we are increasing the Fund's exposure to those sectors that should benefit, such as capital goods, consumer cyclicals, communication services and technology. Because of positive long-term secular prospects, we continue to like financials and healthcare.

OUTLOOK
-------
While economic data admittedly is mixed, our market outlook is positive, particularly for the six-to-twelve month period ahead. Our optimism rests on several grounds. First, market historians have noted that, after the Fed cuts rates six times, the Standard & Poor 500 typically has advanced about 20%, with some sectors offering even greater appreciation potential. Apart from having history on our side, we also are encouraged by the rising trend of economists' consensus forecasts for GDP growth over the next 12 months. The consensus view of economists is that the U. S. economy has bottomed and growth should accelerate from here. Third quarter GDP is forecast to grow 1.6% followed by 2.7% in the fourth quarter 2001 and 3.0%, and 3.1% in the first and second quarters of 2002, respectively. Since stock prices generally anticipate earnings changes, the implied re-acceleration of corporate earnings growth over the next 12 months should help history repeat itself.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

MID CAP VALUE FUND

MARKET DEVELOPMENTS
-------------------
Most equity markets rebounded from first quarter losses to post respectable gains during the period, including the technology-heavy Nasdaq Composite Index. Still recovering from last year's speculative excesses, investors appear more focused than ever on valuations, a situation that has benefited attractively priced sectors of the market. Responding to ongoing signs of economic weakness, the Federal Reserve Board lowered interest rates at the end of June for the third time this quarter, and the sixth time this year. The Fed's latest, and smallest, rate cut of the year brought the fed funds target interest rate to 3.75% from 6.50% at the beginning of the year, disappointing some investors who were looking for a more aggressive move. Historically, lower interest rates have helped reduce borrowing costs and increased spending enough to lift corporate profits. However, it often takes at least six to nine months before economic conditions improve. Although we are encouraged by stock market gains in the most recent quarter, we are keeping a close watch on corporate earnings and approaching the market with caution.

In the first half of 2001, the Penn Series MidCap Value Fund declined 1.26% while the Russell Midcap Value Index gained 3.26%.

PORTFOLIO HIGHLIGHTS
--------------------
Consumer Cyclicals (17.6% of total equity market value as of 6-30-2001) had the most favorable impact on portfolio total return in the second quarter of 2001 on both an absolute and relative basis. The fund had a higher absolute return as compared to the Russell MidCap Value sector components due to strong stock selection. The fund's overweight allocation also played a role in its sector outperformance of the index. Consumer Cyclicals, which benefited from the Federal Reserve's aggressive interest rate easing policy and some signs of economic improvement during the period, yielded four of the portfolio's top ten performers by contribution. Cendant Corp. had the greatest impact on total return. This consumer and business services provider rose almost 40% before it was eliminated from the portfolio near the end of June based on valuation. Automotive manufacturer Lear Corp. 1.1% of total net assets (TNA) and retailer of automotive parts AutoZone Inc. (1.5% of TNA), both of which were added to the portfolio early in the quarter, had strong stock performance and made solid contributions to total return.

Financials (32.6% of total equity market value) had a substantial impact on portfolio total return in the second quarter as well. This sector was also a beneficiary of the Fed's three rate cuts, as lower rates should stimulate a resurgence in capital markets activities. Absolute return was slightly below that of the index but our portfolio had greater exposure to the sector; the portfolio manager positioned the fund this way partly because of the Federal Reserve's aggressive interest rate easing policy and the expected resultant boost to performance. Dime Bancorp. (1.6% of TNA) made a positive contribution with its 14% gain. During the quarter, Washington Mutual agreed to purchase Dime for roughly $5.2 billion. GreenPoint Financial (1.7% of TNA), also a bank holding company, was one of the top contributors and is seen by some as another buyout candidate. Insurance company holdings such as Chubb Corp. (1.3% of TNA) and MBIA Inc. (1.7% of TNA) did well in the latter two months of the quarter. Continued pricing power helped property and casualty insurer Chubb while MBIA was aided by strength in the bond insurance industry and positive expectations for earnings growth. MBIA has had a good long-term earnings record in varied economic environments. In addition, return on invested capital has been solid. We like the company's management team, which has recently had a new addition, and its improved capital decisions relating to the pricing of their municipal products.

We recently initiated positions in several REITs, an area that has been gaining strength of late, as sales of properties have been strong despite the sluggish economy. We have done so in part because these companies have provided positive returns under difficult economic conditions due to their dividend yields and capital appreciation potential. In the current environment, banks have been unwilling to lend money for new properties, which has helped current property values and thus benefited many REITs. We have tried to focus on those asset classes that have added less supply in recent years, as overbuilding is what has hurt some areas in the past. We have avoided certain cities and areas; for example, we sold companies with significant exposure to the Silicon Valley.

Consumer Staples (7.9% of total equity market value) holdings outperformed those of the Russell Midcap Value index; the sector had much better absolute and relative performance. The fund, which had a similar allocation to the sector as compared to the index, had strong stock selection that resulted in stronger returns. Three of the top ten contributors to total return came from the sector. Entercom Communications Corp. (1.1% of TNA) and Cox Radio Inc. (1.2% of TNA), both owners and operators of radio stations, performed well. Westwood One Inc. (1.6% of TNA), a company that supplies information services and programming to radio and TV stations, also did well subsequent to being added to the portfolio in April. All three stocks were helped in part by some signs of improvement in advertising trends and the economy.

We feel media companies, found in both the Consumer Staples and Consumer Cyclicals sectors, posses attractive characteristics. We feel those we own are well positioned in their markets, have good balance sheets, provide significant free cash flow generation even under imperfect market conditions and, in many cases, sell at a discount to their private market value.

The Energy (7.2% of total equity market value) sector was the biggest damper on portfolio total return in the second quarter. EOG Resources (0.8% of TNA), Mitchell Energy & Development Corp. (0.7% of TNA), and Rowan Companies (0.4% of
TNA) all detracted from total return and were factors in the fund's underperformance of the index. Despite strong earnings, this sector experienced a weak quarter partly as a result of a decline in oil and natural gas prices.

Also negatively affected by weaker demand for oil and gas was Transportation (1.2% of total equity market value) sector holding Teekay Shipping Corp. (1.2% of TNA). Teekay provides crude oil and petroleum product transportation services to the oil industry and was the main culprit in Transportation's negative impact on portfolio total return.

The fund also lost ground to the index in the Health Care sector (6.0% of total equity market value) due mainly to Omnicare Inc. (2.0% of TNA) and Bausch & Lomb Inc. Omnicare, a company that provides pharmacy services to long-term care facilities, declined about six percent in the quarter despite some improving growth trends. We fortunately sold Bausch & Lomb early in the period and limited losses, as the stock experienced a large price decline in June.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
NEUBERGER BERMAN MANAGEMENT INC.
INVESTMENT ADVISER

FLEXIBLY MANAGED FUND

MARKET ENVIRONMENT
------------------
The U.S. economy formed a poor backdrop to the domestic stock markets in the first half of 2001. GDP grew at just over a 1% annual rate, and industry decelerated as it tried to adjust to excess inventory and weak demand. Unemployment also inched upward, and consumer and corporate spending waned. In this environment, corporate earnings were inconsistent and, at times, highly negative.

The Federal Reserve tried to reinvigorate the economy with six cuts in the fed funds rate totaling 275 basis points (two-and-three-quarters percentage points). Historically, stocks rise when rates decline as investors anticipate improving business conditions. This time, however, only a few market segments benefited, primarily small- and mid-caps that had long been ignored by investors and some value stocks. In a lifeless economy, investors generally favored companies with stable business prospects over speculative equity investments.

Technology and telecommunications stocks continued to implode as companies in these industries contended with overcapacity and reduced technology spending throughout the economy. High debt burdens exacerbated their problems, and warnings that corporate earnings and revenues would fall below already-low expectations were commonplace.

Despite lower short-term interest rates, utilities and financial services stocks--two rate-sensitive groups that also performed well last year--were mostly lower in the last six months. Utilities were upended by California's energy crisis, while in the financial sector, brokerages and asset managers were hurt by the market's sharp decline. On the plus side, cyclical stocks rallied strongly amid hopes that the Fed's aggressive monetary easing would lift the economy later this year.

PORTFOLIO REVIEW
----------------
Your fund's six-month results were strong, outpacing all benchmarks. Gains derived largely from its mid-sized, value-oriented equity positions, which extended their rally from 2000. Our stake in convertible securities also rose about 10% on average. Judicious purchase criteria enabled us to select convertibles with attractive risk and reward characteristics: most convertible indexes were down about 5% for the year to date.
Two of the fund's largest holdings, diversified conglomerate Loews and energy multinational Amerada Hess, were also its two largest contributors to performance during the first half. In general, Loews and other insurance-related holdings benefited from the falling rate environment, even as other financial companies in the banking and brokerage industries faltered. The fund also enjoyed strong gains from a broad range of consumer stocks, including Mandalay Resort Group and Fortune Brands.

Outside of Amerada Hess, the performance of our energy holdings was mixed, as were other cyclically oriented stocks. However, the fund suffered few meaningful declines in its individual holdings. For example, Polaroid was a negative contributor to performance, and the stock did perform very poorly. However, the fund had less than a 1% stake in the stock, which limited the overall impact on fund performance.

Good performance attracted a significant amount of new assets, which caused us to revise the portfolio's asset allocation. Equities declined as a percentage of total assets, from 59% to 52%, during the six months. Bond holdings also dropped to 9% of assets from 11%. Holdings in convertibles and cash reserves, on the other hand, rose.

Outlook
-------
Signs of an improvement in economic conditions are beginning to emerge. Monetary easing by the Federal Reserve is beginning to flow through to broader financial areas, pointing to an end of the economic downturn in the months ahead. We believe the worst of the stock market sell-off is now behind us as investors look ahead to an improvement in corporate profit growth next year. Bonds should continue to hold their own as interest rates stabilize.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund declined 21.09% in the first half of 2001, while the MSCI EAFE Index declined 14.40%.

After a brief rebound early in the second quarter, European markets retreated after a host of companies in the Telecommunications, Media, and Technology (TMT) sector, most prominently Nokia, issued profit warnings. Obviously, a long-term investment approach has few adherents in a bear market environment. We've remained loyal to most of our European holdings because we still believe in their ability to grow revenues and earnings over the next three years. This includes companies like Royal Bank of Scotland (low loan portfolio risk), Capita (benefits from government outsourcing of IT contracts), Axa (recent acquisition of money manager Sanford Bernstein), Total Fina (ability to buy back shares), and AstraZeneca (great product pipeline).

Dwindling returns on capital have been one of the major reasons for the prolonged bear market in Japanese equities. The new government headed by Junichiro Koizumi finally gave the Japanese stock market a reason to believe in reforms. The risk remains that he will heed the advice of his Liberal Democratic Party's old guard and stop short of pushing through sufficient structural reforms. For the time being, deflation is being tackled by monetary easing, but more than monetary intervention is needed to rekindle economic growth. The only way out of the morass is for the government to pass draconian deregulation measures to eliminate deflation and bad debts. Combined with fiscal expansion and qualitative changes in the tax system, such measures would lead to overall earnings recovery and multiple expansions after 10 years of contraction.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VONTOBEL USA INC.
INVESTMENT SUB-ADVISER

SMALL CAP VALUE FUND

After dismal first quarter starts, both large- and small-cap companies rebounded with strong second quarter performance. For the quarter, the large-cap S&P 500 was up 5.9%, its best showing in more than 18 months, and the small-cap Russell 2000 was up even more, +14.4%, its best quarter since 1999's fourth quarter. It also marked the fourth consecutive quarter that the Russell 2000 has outperformed the S&P 500, especially impressive considering that 4Q'00 and 1Q'01 were negative return quarters.

Inside small-cap, growth was the second quarter leader. For the quarter, the Russell 2000 Growth index was up 18.1% versus 11.7% for the Russell 2000 Value index. Despite underperforming in 2001's second quarter, the Russell 2000 Value index has bested its growth counterpart in four out of the last five quarters. In addition, value holds a substantial advantage in both the year-to-date and small-cap peak-to-current (3/9/00 -6/30/01) periods.

The Penn Series Funds -- Small Cap Value Fund first half returns reflect both its micro-cap securities focus and its value orientation. After posting a positive return (+3.4%) in the difficult first quarter, the Fund enjoyed robust second quarter performance, up 15.30%. Through 2001's first half, the Fund was up 19.2%, nicely ahead of its benchmarks, the Russell 2000 and Russell 2000 Value indices which were up 6.9% and 12.8%, respectively. Despite the strong first half showing, the Fund's weighted average P/E and P/B ratios remain at a modest 13.1x and 1.2x. At June 30, 2001, the Fund had $82 million in assets and 179 holdings.

Contributing to the Fund's first half performance were solid gains in the Industrial Products, Technology and Consumer Services sectors. Within Technology, the Fund's largest sector, Aerospace/Defense and Semiconductors & Equipment were the best performing industries. Industrial Components and Specialty Chemicals & Materials provided the largest positive impact within the Industrial Products sector and within the Consumer Services sector, Leisure/Entertainment and Retails were the strongest contributors to performance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
ROYCE & ASSOCIATES, INC.
INVESMENT SUB-ADVISER

EMERGING GROWTH FUND

The second quarter of 2001 brought welcome relief to growth investors, particularly those focusing in the small-cap segment. We benefited from a strong April rally, with modest gains in May and June. In the first half of 2001, the Penn Series Emerging Growth portfolio declined 6.13%, (net of fees) against a 0.16% increase in the benchmark Russell 2000 Growth Index.

After lagging value investors for the last twelve months, growth investors finally gained an advantage in the most recent quarter. Over the last twelve months, the Russell 2000 Value Index has gained 30.87% while the Russell 2000 Growth Index has declined 23.25%. This represents one of the largest performance spreads between the two small-cap indices since Russell created the benchmarks some 20 years back. This kind of performance disparity across small-cap stocks of different "style" confirms the importance of maintaining a diversified approach to small company investing.

We went into the quarter with a broadly diversified portfolio that largely reflected the uncertain market environment. The technology and healthcare sectors, which dragged the market down in the first quarter, both posted double-digit gains in the second quarter, fueling most small growth investors' returns. We saw a big move in April as investors realized that many stocks had been oversold. Things calmed down in May and June as investors migrated out of the more speculative emerging growth companies and tended to return to more predictable growth investment ideas.

Regardless, we are encouraged by the growth prospects in our stock universe. While earnings estimates have been cut by about 15% across our universe, we are still looking at greater than 50% earnings growth rates on stocks that are trading at approximately 36 -37 times 2002 earnings. In the historical context of emerging growth investing, this is a very attractive relationship.

We benefited from overweighting in technology throughout the quarter. Software names like Agile Software, Quest Software and Retek all contributed positively to performance. The stocks of several companies involved in wireless voice and data transmission enjoyed a bounce-back after experiencing strong selling pressure over the last several quarters. Stanford Microdevices, and Intersil Holding Corporation were both strong contributors to performance.

We achieved net positive returns from our healthcare positions, which represented approximately 22% of the portfolio, about the same percentage as the benchmark. We continue to favor a number of hospital management companies like Lifepoint and Province Healthcare that concentrate their efforts in rural locations. Province Healthcare owns or leases 14 hospitals and manages 38 hospitals. By focusing its operations in rural markets, Province often operates the dominant or sole hospital in its market. By reducing patient out-migration, adding physicians and services, and containing costs, Province has succeeded in raising gross margins of its hospitals, which has helped to fuel continued earnings growth. We believe the company can continue to generate 25% earnings growth for the next several years.

Despite consistent operating success, Province and other hospital management companies sold off in the first quarter; more we believe in the wake of general market weakness than any fundamental shortcoming. We maintained our positions and were rewarded in the second quarter with strong performance.

We also recognized good performance from Sunrise Assisted Living, a leading provider of assisted living services to the senior population. This private pay senior market is estimated to be a $45 billion market opportunity growing at 12-14% annually. Sunrise follows a "develop, build, manage, sell" model that allows it to generate significant cash flow, while controlling the development and management processes. With over 20 years of experience in the industry, a very capable management team that has a strong record of execution success runs Sunrise. Among our top positions in the portfolio, the stock contributed strong returns to the portfolio in the recent quarter.

Positions in energy and financial services detracted from portfolio returns. Energy stocks across the board declined in the quarter as natural gas prices fell. Independent power producers like NRG Energy, which had been bid up in recent quarters with talk of energy shortages, fell sharply. We saw mixed results from financials. Long time holding Knight Trading, a leading electronic market maker, saw its share price decline as lower trading volume impacted profitability.

We achieved the most significant returns above the benchmark from our broad consumer sector. Included in this sector are a number of companies that continue to integrate the Internet as a key component in their business growth. Expedia, Inc. is a leading Internet-based travel services company. The company went public and skyrocketed in price in the bull market run in 1999-2000. We began purchasing shares late in 2000 as the stock had fallen back to initial IPO prices around $10.00. We expected continued good results from the company as more retail and business travelers migrate away from traditional travel agents. The stock provided significant returns in the quarter when they announced first quarter earnings results of eight cents per share versus an expected loss of seven cents per share.

GoTo.com is another company that is executing successfully into a very large market opportunity. While the market has concerns about Internet advertising, and penalizes stocks like Yahoo, we have achieved very strong returns from a small company called GoTo.com, which operates a low cost advertising model. So, while Internet advertising rates have fallen over the last several quarters, hurting the larger, higher cost companies like Yahoo and DoubleClick, GoTo.com has prospered. Revenue for the latest twelve months is up over 200%, and the company reported stronger than expected second quarter earnings.

It was satisfying to operate in a more positive market climate, the first positive quarter in twelve months. We saw investors begin to return to growth stocks. The best returns in the growth marketplace this year have come from more traditional growth stocks, and we have participated in that move with some winners from the healthcare and consumer sectors. More encouraging, we are starting to see some investor recognition of the opportunities in the more speculative, emerging growth end of the continuum. We are working to uncover the best emerging growth companies, like GoTo.com and Agile Software that will lead the next wave of emerging growth outperformance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
RS INVESTMENTS
INVESTMENT SUB-ADVISER

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE MONEY MARKET FUND

                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--53.6%
--------------------------------------------------------------------------------
Allstate Corp.
    3.780%, 07/27/01                                $1,500             $1,496
Alltel Corp.
    3.870%, 07/06/01                                 1,005              1,004
    4.000%, 07/13/01                                 4,000              3,995
American Express Credit
    4.150%, 07/06/01                                   500                500
BellSouth Corp.
    3.920%, 07/11/01                                 2,000              1,998
    3.930%, 07/11/01                                 2,850              2,847
    3.640%, 08/24/01                                 1,000                993
Boeing Capital Corp.
    3.860%, 07/13/01                                 1,050              1,049
    3.870%, 07/13/01                                   350                349
Caterpillar Finance Service
    3.600%, 08/08/01                                 3,720              3,706
Coca-Cola Co.
    3.800%, 07/12/01                                   166                166
    3.880%, 07/18/01                                 1,000                998
Duke Capital Corp.
    4.000%, 07/12/01                                 5,000              4,994
Duke Energy Corp.
    4.170%, 07/02/01                                   400                400
Emerson Electric
    3.830%, 07/06/01                                 5,000              4,997
Ford Motor Credit Co.
    3.910%, 07/11/01                                   500                499
    3.900%, 07/13/01                                 1,000                999
    3.920%, 07/27/01                                   300                299
General Electric Capital Corp.
    3.870%, 07/18/01                                   550                549
    3.860%, 08/15/01                                 1,045              1,040
General Motors Acceptance Corp.
    4.100%, 07/13/01                                   147                147
Gillette Co.
    3.890%, 08/14/01                                 2,150              2,140
Kimberly-Clark
    3.970%, 07/12/01                                 1,000                999
McDonald's Corp.
    3.810%, 07/05/01                                 3,300              3,299
National Fuel Gas
    4.030%, 07/12/01                                 3,200              3,196
    3.950%, 08/01/01                                 2,100              2,093
New York, New York
    3.900%, 08/08/01                                   600                600
    3.900%, 08/08/01                                 2,535              2,535
    3.900%, 08/08/01                                   830                830
Philadelphia Industrial
    3.900%, 07/10/01                                 2,600              2,600
United Parcel
    3.690%, 07/06/01                                 2,000              1,999
    3.700%, 07/13/01                                 1,900              1,898
    3.680%, 08/13/01                                 1,150              1,145

                                                     PAR                VALUE
                                                    (000)               (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Walt Disney Co.
    3.930%, 07/16/01                                $  300             $  299
    3.820%, 07/25/01                                   950                948
    3.780%, 08/02/01                                 1,000                997
    3.580%, 08/31/01                                 2,000              1,988
                                                                       ------
TOTAL COMMERCIAL PAPER
   (COST $60,591)                                                      60,591
                                                                       ------

--------------------------------------------------------------------------------
CORPORATE BONDS--21.7%
--------------------------------------------------------------------------------
American Express Credit Corp.
    8.500%, 08/15/01                                 1,330              1,334
    6.125%, 11/15/01                                   450                452
Ameritech Capital Funding Corp.
    6.125%, 10/15/01                                   447                449
Associates Corp.
    6.450%, 10/15/01                                   810                815
    5.500%, 02/15/02                                   200                200
Avco Financial Services
    7.375%, 08/15/01                                 1,550              1,556
Baltimore Gas & Electric
    8.375%, 08/15/01                                   100                100
BankAmerica Corp.
    8.125%, 02/01/02                                 1,636              1,671
    8.375%, 03/15/02                                   290                297
Bell Atlantic Maryland
    4.375%, 01/01/02                                   541                539
Commercial Credit Co.
    8.250%, 11/01/01                                   250                253
    6.200%, 11/15/01                                   125                126
    7.375%, 03/15/02                                   375                381
Federal Farm Credit Bank
    5.875%, 07/02/01                                   675                675
Ford Motor Credit Co.
    7.000%, 09/25/01                                   589                590
    5.125%, 10/15/01                                   960                957
    8.200%, 02/15/02                                   390                397
    6.500%, 02/28/02                                 1,375              1,389
Freddie Mac
    7.750%, 11/07/01                                   280                284
    4.750%, 12/14/01                                   200                201
General Electric Capital Corp.
    5.500%, 11/01/01                                   145                145
    5.330%, 01/11/02                                   110                110
    7.000%, 03/01/02                                   822                836
General Motors Acceptance Corp.
    7.000%, 08/15/01                                   225                226
    6.375%, 12/01/01                                   115                115
    5.500%, 01/14/02                                   619                618
    6.750%, 02/07/02                                 1,728              1,743
Honeywell International
    6.750%, 03/15/02                                   400                404
International Lease Finance Corp.
    6.375%, 02/15/02                                   650                655
    5.625%, 04/15/02                                   125                126
    5.625%, 05/01/02                                   150                151

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (Continued)
THE MONEY MARKET FUND

                                                     PAR                VALUE
                                                    (000)               (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Deere Capital Corp.
    5.350%, 10/23/01                                $1,605             $1,607
McDonnell Douglas
    9.250%, 04/01/02                                   179                184
Merrill Lynch & Co.
    8.000%, 02/01/02                                   165                168
Morgan (JP) & Co., Inc.
    7.250%, 01/15/02                                   265                268
Morgan Stanley Group
    8.875%, 10/15/01                                   230                233
New England Telephone & Telegraph
    8.625%, 08/01/01                                 1,350              1,354
Norwest Financial, Inc.
    6.375%, 11/15/01                                   525                529
    7.875%, 02/15/02                                   115                117
Procter & Gamble
    8.700%, 08/01/01                                   250                251
Salomon Smith Barney Holdings, Inc.
    6.650%, 07/15/01                                   200                200
    7.500%, 05/01/02                                   380                388
Wal-Mart Stores
    6.150%, 08/10/01                                 1,107              1,107
Wells Fargo Financial
    7.750%, 08/15/01                                   280                281
                                                           ------------------
TOTAL CORPORATE BONDS
   (COST $24,482)                                                      24,482
                                                           ------------------

--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES**--12.6%
--------------------------------------------------------------------------------
Alabama State Industrial Development Authority
    3.910%, 07/07/01                                   950                950
Avalon Hotel Associates
    4.214%, 07/07/01                                   385                385
Barton Healthcare, LLC
    3.850%, 07/04/01                                   385                385
Berks County, PA, Industrial Development Authority
    3.960%, 07/07/01                                   455                455
Bloomfield, NM
    3.850%, 07/07/01                                   600                600
Columbia County, GA, Development Authority
    4.000%, 07/07/01                                 1,500              1,500
Community Health Systems, Inc.
    4.200%, 07/07/01                                   335                335
    4.200%, 07/07/01                                 1,090              1,090
Durham, NC, Certificates of Participation
    4.000%, 07/07/01                                   500                500
Espanola, NM
    3.850%, 07/07/01                                   600                600
Fairview Hospital & Healthcare  Services
    3.850%, 07/07/01                                   500                500
GMG Warehouse, LLC
    3.850%, 07/04/01                                   900                900
Health Insurance Plan of Greater NY
    3.950%, 07/07/01                                   400                400
Illinois Development Finance Authority
    3.850%, 07/07/01                                   600                600

                                                     PAR                VALUE
                                                    (000)               (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Liliha Parking  LP
    4.250%, 07/04/01                                $2,060             $2,060
Montgomery County, PA, Industrial Development Authority
    4.010%, 07/07/01                                 1,040              1,040
Silver City, NM
    3.850%, 07/07/01                                   600                600
St. Francis Healthcare Foundation
    4.200%, 07/07/01                                 1,375              1,375
                                                                       ------
TOTAL VARIABLE RATE DEMAND NOTES
   (COST $14,275)                                                      14,275
                                                                       ------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES--10.0%
--------------------------------------------------------------------------------
American International Group
    6.375%, 10/12/01                                   250                251
Associates Corp. NA
    7.550%, 08/23/01                                   100                100
Beneficial Corp.
   6.350%, 12/03/01                                     50                 50
   6.440%, 01/02/02                                  1,000              1,011
Boeing Capital Corp.
    6.350%, 07/26/01                                    35                 35
Caterpillar Financial Service Corp.
    5.470%, 09/12/01                                   750                750
Ford Motor Credit Co.
    6.110%, 12/28/01                                   450                452
General Electric Capital Corp.
    7.370%, 07/23/01                                   100                100
    6.330%, 09/17/01                                   125                125
    8.750%, 09/24/01                                   300                303
    5.500%, 11/05/01                                   250                251
    6.150%, 11/05/01                                   355                357
    8.125%, 11/09/01                                   240                243
    5.280%, 01/08/02                                   500                500
    7.800%, 02/11/02                                   100                102
General Motors Acceptance Corp.
    5.350%, 12/07/01                                   186                187
    6.750%, 02/15/02                                   500                507
IBM Credit Corp.
    6.400%, 08/13/01                                   100                100
    6.640%, 10/29/01                                   450                453
    7.000%, 01/28/02                                 1,200              1,213
International Lease Finance Corp.
    6.660%, 08/07/01                                   100                100
    5.550%, 10/01/01                                   200                199
    5.450%, 01/04/02                                   100                100
    5.750%, 01/16/02                                   155                156
John Deere Captial Corp.
    7.000%, 08/06/01                                   250                251
    6.690%, 10/10/01                                   500                502
Merrill Lynch & Co.
    6.070%, 10/15/01                                   140                141
    5.870%, 11/15/01                                   175                174
    5.710%, 01/15/02                                   100                100
NationsBank Corp.
    5.850%, 02/05/02                                 1,000              1,006

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (Concluded)
THE MONEY MARKET FUND

                                                     PAR                VALUE
                                                    (000)               (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Norwest Corp.
    7.750%, 03/01/02                                $      100       $    102
    6.800%, 05/15/02                                       100            102
Southwestern Bell Capital
    7.370%, 05/01/02                                       300            307
Southwestern Bell Telephone Co.
    6.400%, 04/22/02                                       400            405
Wells Fargo & Co.
    8.150%, 11/01/01                                       590            594
                                                                     --------
TOTAL MEDIUM TERM NOTES
  (COST $11,329)                                                       11,329
                                                                     --------

                                                       NUMBER
                                                     OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional                       67,098             67
    Funds - TempFund
Janus Money Market Fund                              1,811,885          1,812
                                                                     --------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,879)                                                         1,879
                                                                     --------

TOTAL INVESTMENTS--99.6%
   (Cost $112,556) (a)                                                112,556

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.4%                                                    432
                                                                     --------

NET ASSETS APPLICABLE TO 112,988,999
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                     $112,988
                                                                     ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                         $   1.00
                                                                     ========

--------------------------------------------------------------
(a)  Cost for Federal income tax purposes.
** The rate shown is the rate as of June 30, 2001, and the maturity is the next interest readjustment date.

                                                    PERCENTAGE OF PORTFOLIO
      MATURITY            AMOUNT                    -----------------------
      SCHEDULE           PAR (000)                              (CUMULATIVE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1 - 7 days      $ 29,034             25.8%                25.8%
        8 - 14 days        25,763             22.9%                48.7%
       15 - 30 days         4,935              4.4%                53.1%
       31 - 60 days        22,872             20.3%                73.4%
       61 - 90 days         3,764              3.4%                76.8%
      91 - 120 days         5,592              5.0%                81.8%
     121 - 150 days         3,385              3.0%                84.8%
      over 150 days        17,071             15.2%               100.0%
                         --------            ------
                         $112,416            100.0%
                         ========            ======

Average Weighted Maturity -- 61 days


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE QUALITY BOND FUND
                                                         PAR           VALUE
                                                        (000)          (000)
-----------------------------------------------------------------------------
CORPORATE BONDS--21.0%
-----------------------------------------------------------------------------
OIL & GAS--5.3%
Consolidated Natural Gas
       6.850%,  04/15/11                               $ 6,000       $  5,950
                                                                     --------
PIPELINES--2.7%
El Paso Energy Corp.
       7.375%, 12/15/12                                  3,000          2,952
                                                                     --------
TELECOMMUNICATIONS-WIRELESS--5.0%
Telus Corp.
        7.500%, 06/01/07                                 3,000          3,066
        8.000%, 06/01/11                                 2,500          2,560
                                                                     --------
                                                                        5,626
                                                                     --------
TRANSPORTATION--8.0%
CSX Corp.
        7.050%, 05/01/02                                 2,810          2,862
Norfolk Southern Corp.
        6.750%, 02/15/11                                 6,125          6,023
                                                                     --------
                                                                        8,885
                                                                     --------
TOTAL CORPORATE BONDS
  (COST $23,537)                                                       23,413
                                                                     --------

-----------------------------------------------------------------------------
MEDIUM TERM NOTES--0.9%
-----------------------------------------------------------------------------
Associates Corp. N.A.
       7.750%, 02/15/05
  (COST $1,005)                                          1,000          1,055
                                                                     --------

-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--23.0%
-----------------------------------------------------------------------------
U.S. TREASURY BONDS--4.1%
       6.125%, 08/15/29                                  2,750          2,853
       5.375%, 02/15/31                                  1,875          1,778
                                                                     --------
                                                                        4,631
                                                                     --------
U.S. TREASURY NOTES--12.8%
       6.750%, 05/15/05                                    750            799
       5.750%, 11/15/05                                    725            747
       5.000%, 02/15/11                                 13,055         12,671
                                                                     --------
                                                                       14,217
                                                                     --------
U.S. TREASURY NOTES INFLATION INDEXED--6.1%
       3.625%, 07/15/02                                  6,000          6,752
                                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $25,655)                                                       25,600
                                                                     --------

-----------------------------------------------------------------------------
AGENCY OBLIGATIONS--45.8%
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--33.9%
       3.940%, 07/02/01                                  8,400          8,398
       6.825%, 09/01/07                                  2,591          2,681
       6.620%, 11/01/07                                  1,845          1,891
       6.500%, 07/01/30                                  9,900          9,742
       7.000%, 07/01/30                                 15,000         15,066
                                                                     --------
                                                                       37,778
                                                                     --------

                                                         PAR           VALUE
                                                        (000)          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--11.9%
       9.000%, 10/15/30                                $ 1,469       $  1,542
       9.000%, 10/15/30                                  1,331          1,397
       9.000%, 10/15/30                                  2,183          2,292
       9.000%, 11/15/30                                    641            672
       9.000%, 11/15/30                                    893            937
       9.000%, 11/15/30                                  1,922          2,018
       9.000%, 11/15/30                                    878            922
       9.000%, 11/15/30                                  3,296          3,460
                                                                     --------
                                                                       13,240
                                                                     --------
TOTAL AGENCY OBLIGATIONS
  (COST $50,643)                                                       51,018
                                                                     --------

-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.8%
-----------------------------------------------------------------------------
Morgan Stanley Capital I
       6.950%, 12/12/05
  (COST $852)                                                881          896
                                                                     --------

-----------------------------------------------------------------------------
ASSET BACKED SECURITIES--19.9%
-----------------------------------------------------------------------------
Chase Credit Card Master Trust
       4.283%, 08/15/05                                  3,500          3,507
Discover Card Master Trust I
       4.100%, 09/16/05                                  4,500          4,507
First USA Credit Card Master Trust
       4.050%, 01/18/06                                  2,500          2,502
Fleet Credit Card Master Trust II
       4.110%, 07/15/05                                  3,550          3,556
Illinois Power Special Purpose Trust
       5.380%, 06/25/07                                  4,500          4,519
MBNA Master Credit Card Trust I
       4.150%, 10/15/05                                  1,500          1,504
Railcar Leasing L.L.C.
       7.125%, 01/15/13                                  2,000          2,065
                                                                     --------
TOTAL ASSET BACKED SECURITIES
  (COST $22,121)                                                       22,160
                                                                     --------

                                                      NUMBER
                                                    OF SHARES
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.1%
-----------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempFund                                    5,606,078          5,606
Janus Money Market Fund                              5,620,242          5,620
                                                                     --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $11,226)                                                       11,226
                                                                     --------
TOTAL INVESTMENTS--121.5%
(Cost $135,039) (a)                                                   135,368

PAYABLE FOR SECURITIES
 PURCHASED --(22.4%)                                                  (24,913)

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE QUALITY BOND FUND
                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
OTHER ASSETS IN EXCESS
 OF LIABILITIES--0.9%                                                $    954
                                                                     --------

NET ASSETS APPLICABLE TO 10,347,163
  SHARES OF COMMON STOCK ISSUED
  AND OUTSTANDING -- 100.0%                                          $111,409
                                                                     ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                         $  10.77
                                                                     ========

-------------------------------------------------------------
(a) At June 30, 2001, the cost for Federal income tax purposes was $135,082,194 Net unrealized appreciation was $286,060. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,097,447 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $811,387.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE HIGH YIELD  BOND FUND

                                                                         PAR              VALUE
                                                                        (000)             (000)
-----------------------------------------------------------------------------------------------
CORPORATE BONDS--89.2%
-----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.9%
Alliant Techsystems, Inc.
  8.500%, 05/15/11                                                    $ 400              $ 406
Anteon Corp.
  12.000%, 05/15/09                                                     200                195
BE Aerospace
  8.000%, 03/01/08                                                      125                121
Dyncorp, Inc.
  9.500%, 03/01/07                                                      275                261
L-3 Communications Corp.
  10.375%, 05/01/07                                                     200                212
                                                                            -------------------
                                                                                         1,195
                                                                            -------------------
AUTOMOBILES & RELATED--2.5%
Advance Stores Co., Inc.
  10.250%, 04/15/08                                                     250                245
Aftermarket Technology Corp.
  12.000%, 08/01/04                                                     175                176
Arvin Industries, Inc.
  7.125%, 03/15/09                                                      100                 89
Hayes Lemmerz International, Inc.
  8.250%, 12/15/08                                                      125                 88
  11.875%, 06/15/06                                                     200                195
Lear Corp.
  7.960%, 05/15/05                                                      125                127
  8.110%, 05/15/09                                                      475                477
MSX International, Inc.
  11.375%, 01/15/08                                                     200                185
                                                                            -------------------
                                                                                         1,582
                                                                            -------------------
BANKING--1.2%
Bank Hawaii Capital
  8.250%, 12/15/26                                                      100                 80
Bank of Hawaii
  6.875%, 03/01/09                                                      750                675
                                                                            -------------------
                                                                                           755
                                                                            -------------------
BROADCAST/MEDIA--2.9%
Chancellor Media Corp.
  8.750%, 06/15/07                                                      150                158
Radio One
  8.875%, 07/01/11                                                      300                300
Radio Unica Corp.
  22.997%**, 08/01/06                                                   425                240
Salem Communications Holding Corp.
  9.000%, 07/01/11                                                      300                299
Sinclair Broadcast Group
  10.000%, 09/30/05                                                     200                202
Spanish Broadcasting System
  9.625%, 11/01/09                                                      300                280
Young Broadcasting, Inc.
  10.000%, 03/01/11                                                     375                362
                                                                            -------------------
                                                                                         1,841
                                                                            -------------------
BUILDING PRODUCTS--6.7%
American Builders & Contractors Supply Co., Inc.
  10.625%, 05/15/07                                                     325                305
American Standard, Inc.
  7.625%, 02/15/10                                                      600                595
Associated Materials, Inc.
  9.250%, 03/01/08                                                      600                591
ISG Resources, Inc.
  10.000%, 04/15/08                                                     500                267
Lennar Corp.
  9.950%, 05/01/10                                                      600                648

                                                                             PAR               VALUE
                                                                            (000)              (000)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Meritage Corp.
  9.750%, 06/01/11                                                         $ 250              $ 250
Nortek, Inc.
  9.875%, 03/01/04                                                           200                204
  9.875%, 06/15/11                                                           300                289
Ryland Group
  9.125%, 06/15/11                                                           300                298
Schuff Steel Co.
  10.500%, 06/01/08                                                          500                472
WCI Communities Inc.
  10.625%, 05/15/11                                                          300                313
                                                                                 -------------------
                                                                                              4,232
                                                                                 -------------------
CABLE OPERATORS--6.9%
Adelphia Communications
  9.375%, 11/15/09                                                           175                168
  10.875%, 10/01/10                                                          375                382
Charter Communication Holdings
  10.000%, 05/15/11                                                          700                714
  11.125%, 01/15/11                                                          625                662
Coaxial L.L.C.
  13.458%**, 08/15/08                                                        450                334
CSC Holdings, Inc.
  7.625%, 04/01/11                                                            75                 72
  7.875%, 02/15/18                                                            75                 69
FrontierVision Holdings L.P.
  10.667%**, 09/15/07                                                        300                309
  10.776%**, 09/15/07                                                        150                154
Lin Holdings Corp.
  12.818%, 03/01/08                                                          700                511
Lin Television Corp.
  8.000%, 01/15/08                                                           250                242
Insight Communications
  12.403%, 02/15/11                                                          500                285
Pegasus Satellite
  12.375%, 08/01/06                                                          300                283
Telewest Communication Plc
  11.000%, 10/01/07                                                          200                169
                                                                                 -------------------
                                                                                              4,354
                                                                                 -------------------
CHEMICALS-DIVERSIFIED--0.9%
Huntsman International
  10.125%, 07/01/09                                                          150                125
MacDermid, Inc.
  9.125%, 07/15/11                                                           300                298
Messer Griesheim Holdings
  10.375%, 06/01/11                                                          175                154
                                                                                 -------------------
                                                                                                577
                                                                                 -------------------
COMMERCIAL SERVICES--0.8%
Compagnie Genera de Geophysique
  10.625%, 11/15/07                                                          200                209
Iron Mountain, Inc.
  8.625%, 04/01/13                                                           300                304
                                                                                 -------------------
                                                                                                513
                                                                                 -------------------
CONTAINERS--1.3%
BWAY Corp.
  10.250%, 04/15/07                                                          300                271
Stone Container Corp.
  9.750%, 02/01/11                                                           400                409
US Can Corp.
  12.375%, 10/01/10                                                          125                127
                                                                                 -------------------
                                                                                                807
                                                                                 -------------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE HIGH YIELD  BOND FUND

                                                                        PAR              VALUE
                                                                       (000)             (000)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
DISTRIBUTION SERVICES--0.3%
Ownes & Minor, Inc.
  8.500%, 07/15/11                                                    $ 200              $ 203
                                                                            -------------------

ELECTRONIC COMPONENTS--2.0%
Amkor Technologies, Inc.
  10.500%, 05/01/09                                                      50                 48
Asat Finance L.L.C.
  12.500%, 11/01/06                                                     325                304
Chippac International Ltd.
  12.750%, 08/01/09                                                      75                 73
Fairchild Semiconductor Corp.
  10.375%, 10/01/07                                                     200                195
  10.500%, 02/01/09                                                     100                 98
Flextronics International Ltd.
  9.875%, 07/01/10                                                      400                400
SCG Holdings & Semiconductor Corp.
  12.000%, 08/01/09                                                     130                 79
Viasystems, Inc.
  9.750%, 06/01/07                                                      100                 49
                                                                            -------------------
                                                                                         1,246
                                                                            -------------------
ENERGY SERVICES--8.1%
AES Corp.
  8.500%, 11/01/07                                                      250                237
  9.500%, 06/01/09                                                      250                256
AmeriGas Partners L.P.
  10.125%, 04/15/07                                                     400                414
BRL Universal Equipment
  8.875%, 02/15/08                                                      150                154
Canadian Forest Oil Ltd.
  8.750%, 09/15/07                                                      300                305
CMS Energy Corp.
  9.875%, 10/15/07                                                      400                417
Comstock Resources, Inc.
  11.250%, 05/01/07                                                     300                319
Eott Energy Partners
  11.000%, 10/01/09                                                     100                107
Forest Oil Corp.
  10.500%, 01/15/06                                                     200                213
Frontier Oil Corp.
  11.750%, 11/15/09                                                     450                484
Nuevo Energy Co.
  9.500%, 06/01/08                                                      250                252
Orion Power Holdings, Inc.
  12.000%, 05/01/10                                                     300                334
PG&E National Energy Group
  10.375%, 05/16/11                                                     275                275
PSEG Energy Holdings
  8.500%, 06/15/11                                                      200                199
Plains Resources, Inc.
  10.250%, 03/15/06                                                     300                307
Pride Petroleum Services, Inc.
  9.375%, 05/01/07                                                      425                448
Swift Energy Co.
  10.250%, 08/01/09                                                     300                322
YPF Sociedad Anonima
  10.000%, 11/02/28                                                     100                101
                                                                            -------------------
                                                                                         5,144
                                                                            -------------------

                                                                            PAR               VALUE
                                                                           (000)              (000)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE--1.3%
Cinemark USA, Inc.
  8.500%, 08/01/08                                                         $ 125              $ 103
Premier Parks, Inc.
  10.664%**, 04/01/08                                                        850                691
                                                                                 -------------------
                                                                                                794
                                                                                 -------------------
FINANCE--0.7%
Alamosa Delaware, Inc.
  12.500%, 02/01/11                                                          200                181
Euronet Services, Inc. @
  31.067%**, 07/01/06                                                        750                169
Williams Scotsman, Inc.
  9.875%, 06/01/07                                                           125                119
                                                                                 -------------------
                                                                                                469
                                                                                 -------------------
FOOD & TOBACCO--2.9%
B&G Foods, Inc.
  9.625%, 08/01/07                                                           400                340
Cott Corp.
  9.375%, 07/01/05                                                           475                484
  8.500%, 05/01/07                                                           125                125
Luigino's, Inc.
  10.000%, 02/01/06                                                          300                259
TravelCenters of America
  12.750%, 05/01/09                                                          600                620
                                                                                 -------------------
                                                                                              1,828
                                                                                 -------------------
HEALTHCARE SERVICES--4.0%
Alliance Imaging
  10.375%, 04/15/11                                                          200                206
Bio-Rad Laboratories, Inc.
  11.625%, 02/15/07                                                          400                436
Concentra Operating Corp.
  13.000%, 08/15/09                                                          100                108
Dade International, Inc. #
  11.125%, 05/01/06                                                          100                 10
Fresenius Medical Capital Trust II
  7.875%, 02/01/08                                                           100                 98
Lifepoint Hospitals Holdings, Inc.
  10.750%, 05/15/09                                                          200                219
Mariner Post-Accute Network, Inc. #
  185.749%**, 11/01/07                                                       650                  6
Omnicare, Inc.
  8.125%, 03/15/11                                                           150                152
  5.000%, 12/01/07                                                           175                154
Tenet Healthcare Corp.
  8.000%, 01/15/05                                                           600                619
Total Renal Care Holdings
  7.000%, 05/15/09                                                           317                305
Triad Hospital Holdings, Inc.
  11.000%, 05/15/09                                                          200                216
                                                                                 -------------------
                                                                                              2,529
                                                                                 -------------------
HOTELS & GAMING--8.4%
Alliance Gaming Corp.
  10.000%, 08/01/07                                                          150                149
Ameristar Casinos, Inc.
  10.750%, 02/15/09                                                          300                315
Arogosy Gaming Co.
  10.750%, 06/01/09                                                          375                405
Courtyard by Marriott II
  10.750%, 02/01/08                                                          600                624
Eldorado Resorts
  10.500%, 08/15/06                                                          700                725

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE HIGH YIELD  BOND FUND

                                                                        PAR              VALUE
                                                                       (000)             (000)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Felcor Lodging L.P.
  8.500%, 06/01/11                                                    $ 350              $ 336
HMH Properties, Inc.
  7.875%, 08/01/08                                                      600                579
Horseshoe Gaming L.L.C.
  9.375%, 06/15/07                                                      325                345
International Game Technology
  8.375%, 05/15/09                                                      500                515
Isle of Capri Casinos
  8.750%, 04/15/09                                                      275                253
John Q. Hammons Hotels L.P.
  9.750%, 10/01/05                                                      600                606
Venetian Casino
  14.250%, 11/15/05                                                     475                504
                                                                            -------------------
                                                                                         5,356
                                                                            -------------------

INTERNET SERVICE PROVIDERS--0.1%
Covad Communications Group
  69.441%**, 03/15/08                                                   100                  9
Globix Corp.
  12.500%, 02/01/10                                                     200                 59
                                                                            -------------------
                                                                                            68
                                                                            -------------------
LONG DISTANCE TELECOMMUNICATION--0.4%
Liberty Media
  4.000%, 11/15/29                                                      295                225
Metromedia Fiber Network, Inc.
  10.000%, 11/15/08                                                     100                 39
                                                                            -------------------
                                                                                           264
                                                                            -------------------
MACHINERY (DIVERSIFIED)--1.0%
Harnischfeger
  10.750%, 03/31/06                                                     300                309
Terex Corp.
  10.375%, 04/01/11                                                     300                311
                                                                            -------------------
                                                                                           620
                                                                            -------------------
MANUFACTURING--4.6%
Actuant Corp.
  13.000%, 05/01/09                                                     300                305
Alfa Laval Special Financial
  12.125%, 11/15/10                                                     100                 93
Applied Extrusion Technologies
  10.750%, 07/01/11                                                     300                305
Briggs & Stratton
  8.875%, 03/15/11                                                      300                305
Dresser, Inc.
  9.375%, 04/15/11                                                      200                204
Hawk Corp.
  10.250%, 12/01/03                                                     375                364
HCC Industries, Inc. @
  10.750%, 05/15/07                                                     400                282
International Wire Group, Inc.
  11.750%, 06/01/05                                                     600                608
Motors and Gears, Inc.
  10.750%, 11/15/06                                                     150                150
Venture Holdings Trust
  11.000%, 06/01/07                                                     350                271
                                                                            -------------------
                                                                                         2,887
                                                                            -------------------
MEDICAL SERVICES--1.0%
Fresenius Medical Care Trust IV
  7.875%, 06/15/11                                                      350                343
Select Medical Corp.
  9.500%, 06/15/09                                                      125                124

                                                                            PAR               VALUE
                                                                           (000)              (000)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Triad Hospitals Inc.
  8.750%, 05/01/09                                                         $ 150              $ 153
                                                                                 -------------------
                                                                                                620
                                                                                 -------------------
METALS & MINING--2.3%
AK Steel Corp.
  9.125%, 12/15/06                                                           700                726
Bethlehem Steel
  10.375%, 09/01/03                                                          150                 46
Better Minerals & Aggregates
  13.000%, 09/15/09                                                          350                296
Russel Metals, Inc.
  10.000%, 06/01/09                                                          300                300
Weirton Steel Corp.
  11.375%, 07/01/04                                                          100                 31
  10.750%, 06/01/05                                                          150                 44

                                                                                 -------------------
                                                                                              1,443
                                                                                 -------------------
MISCELLANEOUS CONSUMER PRODUCTS--3.5%
Bally Total Fitness Holdings
  9.875%, 10/15/07                                                           300                299
Corning Consumer Product
  9.625%, 05/01/08                                                           150                 25
Hedstrom Holdings, Inc. @ #
  259.738%**, 06/01/09                                                        50                  1
Holmes Products Corp.
  9.875%, 11/15/07                                                           150                 55
  9.875%, 11/15/07                                                            50                 18
Jostens, Inc.
  12.750%, 05/01/10                                                          300                306
Playtex Products, Inc.
  9.375%, 06/01/11                                                           750                769
Salton Inc.
  12.250%, 04/15/08                                                          150                154
Sealy Mattress
  9.875%, 12/15/07                                                           450                447
Sleepmaster
  11.000%, 05/15/09                                                          300                173
                                                                                 -------------------
                                                                                              2,247
                                                                                 -------------------
PAPER & RELATED PRODUCTS--1.4%
Four M Corp.
  12.000%, 06/01/06                                                          250                246
Packaged Ice, Inc.
  9.750%, 02/01/05                                                           250                193
Packaging Corp. of America
  9.625%, 04/01/09                                                           175                187
Paperboard Industries International, Inc.
  8.375%, 09/15/07                                                           250                221
U.S. Timberlands Klam/Finance
  9.625%, 11/15/07                                                            50                 40
                                                                                 -------------------
                                                                                                887
                                                                                 -------------------
PRINTING & PUBLISHING--1.4%
Hollinger International Publishing, Inc.
  9.250%, 03/15/07                                                           400                404
Quebecor Media, Inc.
  11.125%, 07/15/11                                                          200                201
Sun Media Corp.
  9.500%, 02/15/07                                                           275                272
                                                                                 -------------------
                                                                                                877
                                                                                 -------------------
RENTAL AUTO - EQUIPMENT--1.0%
Universal Compression, Inc.
  8.631%**, 02/15/08                                                         700                641
                                                                                 -------------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE HIGH YIELD  BOND FUND

                                                                       PAR              VALUE
                                                                      (000)             (000)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RESTAURANTS--1.5%
AFC Enterprises
  10.250%, 05/15/07                                                   $ 300              $ 314
Foodmaker Corp.
  9.750%, 11/01/03                                                      500                511
Foodmaker, Inc.
  9.750%, 04/15/08                                                      100                 99
                                                                            -------------------
                                                                                           924
                                                                            -------------------
RETAIL--0.6%
AmeriGas Partners L.P.
  10.000%, 04/15/06                                                     250                254
Remington Products Co.
  11.000%, 05/15/06                                                     125                122
                                                                            -------------------
                                                                                           376
                                                                            -------------------
SATELLITES--0.0%
Orbital Imaging Corp.  #
  11.625%, 03/01/05                                                     100                 10
                                                                            -------------------

SAVINGS & LOAN--1.0%
Bank United Capital Trust @
  10.250%, 12/31/26                                                       -                223
GS Escrow Corp.
  7.000%, 08/01/03                                                      275                275
  7.125%, 08/01/05                                                      125                123
                                                                            -------------------
                                                                                           621
                                                                            -------------------
SEMICONDUCTORS--0.7%
Amkor Technology, Inc.
  9.250%, 02/15/08                                                      450                425
                                                                            -------------------

SERVICES--2.7%
AP Holdings, Inc. @
  68.439%**, 03/15/08                                                   200                 15
Avis Group Holdings, Inc.
  11.000%, 05/01/09                                                     575                645
Coinmach Corp.
  11.750%, 11/15/05                                                     307                316
Global Imaging Systems, Inc.
  10.750%, 02/15/07                                                     350                324
Intertek Finance Plc
  10.250%, 11/01/06                                                     175                137
Mastec, Inc.
  7.750%, 02/01/08                                                      150                127
Sitel Corp.
  9.250%, 03/15/06                                                      200                177
                                                                            -------------------
                                                                                         1,741
                                                                            -------------------
SPECIALTY CHEMICALS--2.8%
American Pacific Corp.
  9.250%, 03/01/05                                                      350                351
Koppers Industry, Inc.
  9.875%, 12/01/07                                                      500                493
Lyondell Chemical Co.
  10.875%, 05/01/09                                                     500                493
Octel Developments Plc
  10.000%, 05/01/06                                                     400                410
                                                                            -------------------
                                                                                         1,747
                                                                            -------------------
SUPERMARKETS--0.0%
Jitney-Jungle Stores of America, Inc. #
  12.000%, 03/01/06                                                     250                  2
  10.375%, 09/15/07                                                     250                  -
                                                                            -------------------
                                                                                             2
                                                                            -------------------

                                                                            PAR               VALUE
                                                                           (000)              (000)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.6%
Diamond Cable Communications Plc
  25.387%, 02/15/07                                                        $ 150               $ 77
Dobson Communications
  10.875%, 07/01/10                                                          200                201
IPCS, Inc.
  18.818%, 07/15/10                                                          300                123
NTL Communications Corp.
  11.875%, 10/01/10                                                          600                402
Rural Cellular Corp.
  9.625%, 05/15/08                                                            50                 49
Time Warner Telecommunications, Inc.
  10.125%, 02/01/11                                                          150                136
                                                                                 -------------------
                                                                                                988
                                                                                 -------------------
TEXTILES & APPAREL--1.2%
Dan River, Inc.
  10.125%, 12/15/03                                                          800                364
Delta Mills, Inc.
  9.625%, 09/01/07                                                           350                266
Dyersburg Corp. #
  9.750%, 09/01/07                                                           450                 38
Levi Strauss & Co.
  11.625%, 01/15/08                                                          100                 91
                                                                                 -------------------
                                                                                                759
                                                                                 -------------------

TOYS--0.0%
Hasbro, Inc.
  6.600%, 07/15/28                                                            50                 33
                                                                                 -------------------


TRANSPORTATION--0.9%
Air Canada
  10.250%, 03/15/11                                                          200                188
Greyhound Lines
  11.500%, 04/15/07                                                          200                183
Petro Stopping Centers
  10.500%, 02/01/07                                                          300                234
                                                                                 -------------------
                                                                                                605
                                                                                 -------------------
WIRELESS COMMUNICATIONS--4.8%
Airgate PCS, Inc.
  15.197%**, 10/01/09                                                        300                176
Alamosa PCS Holdings, Inc.
  17.426%**, 02/15/10                                                        350                163
American Cellular Corp.
  9.500%, 10/15/09                                                           250                236
Horizon PCS, Inc.
  18.809%**, 10/01/10                                                        350                138
Leap Wireless International, Inc.
  25.847%**, 04/15/10                                                        275                 76
McCaw International Ltd.
  44.118%**, 04/15/07                                                        200                 57
Microcell Telecommunications
  20.720%**, 06/01/06                                                        275                205
Millicom International Cellular, Inc.
  17.677%**, 06/01/06                                                        100                 87
Nextel Communications, Inc.
  15.220%**, 10/31/07                                                        150                100
  9.500%**, 02/01/11                                                         150                118
Nextel International, Inc.
  12.750%, 08/01/10                                                          250                 73

                                       9

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE HIGH YIELD  BOND FUND

                                                                        PAR              VALUE
                                                                       (000)             (000)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Nextel Partners, Inc.
  17.558%**, 02/01/09                                                 $ 325              $ 186
Rogers Cantel, Inc
  9.750%, 06/01/16                                                      175                172
Rogers Wireless, Inc.
  9.625%, 05/01/11                                                      175                176
Triton PCS, Inc.
  11.228%**, 05/01/08                                                   575                466
Ubiquitel Operating Co.
  22.063%**, 04/15/10                                                   650                224
Voicestream Wireless Corp.
  10.375%, 11/15/09                                                     400                458
                                                                            -------------------
                                                                                         3,111
                                                                            -------------------
WIRELINE COMMUNICATIONS--1.9%
Alaska Communications
  9.375%, 05/15/09                                                      350                296
Allegiance Telecom, Inc.
  19.004%**, 02/15/08                                                   500                288
Colt Telecom Group Plc
  13.135%**, 12/15/06                                                   500                453
Completel Europe NV
  14.000%, 04/15/10                                                     100                 38
KMC Telecom Holdings, Inc.
  67.229%**, 02/15/08                                                   350                 32
Versatel Telecom B.V.
  13.250%, 05/15/08                                                     150                 58
  11.875%, 07/15/09                                                     100                 34
                                                                            -------------------
                                                                                         1,199
                                                                            -------------------


TOTAL CORPORATE BONDS
  (COST $60,672)                                                                        56,520
                                                                            -------------------

-----------------------------------------------------------------------------------------------
                                                                     NUMBER
COMMON STOCKS--0.4%                                                 OF SHARES
-----------------------------------------------------------------------------------------------
AT&T Canada, Inc.*                                                      514                 15
Exodus Communications, Inc.*                                          7,000                 14
Gaylord Container Corp. *                                             7,500                  8
Harnischfeger Industries, Inc. *                                      2,750                 45
Hedstrom Holdings, Inc.*@                                             6,065                  2
Microcell Telecommunications, Inc.*@                                  1,117                  9
Nextel Communications, Inc.*                                            464                  8
NextWave Telecom, Inc. *                                              2,863                 25
Pathmark Stores, Inc.* @                                              1,532                 37
Safelite Glass Corp.  * @                                             1,935                  -
Safelite Realty Corp. *@                                                130                  -
Triton PCS Holdings,  Inc.*                                           3,000                117
                                                                            -------------------

TOTAL COMMON STOCKS
(COST $902)                                                                                280
                                                                            -------------------

-----------------------------------------------------------------------------------------------
PREFERRED STOCKS--7.1%
-----------------------------------------------------------------------------------------------

BROADCAST/MEDIA--1.1%
Cumulus Media, Inc. 13.750% *                                           307                284
Paxson Communications Corp. 13.250% *                                 1,066                 98
Sinclair Capital 11.625%                                              3,250                310
                                                                            -------------------
                                                                                           692
                                                                            -------------------
CABLE OPERATORS--2.3%
CSC Holdings, Inc. 11.750%                                            2,117                228
CSC Holdings, Inc. 11.125% *                                         11,359              1,215
                                                                            -------------------
                                                                                         1,443
                                                                            -------------------

                                                                           NUMBER             VALUE
                                                                          OF SHARES            (000)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE--0.0%
Rhythms NetConnections, Inc. 6.750%                                        1,700                $ 2
                                                                                 -------------------

ELECTRIC UTILITIES--0.7%
TNP Enterprises, Inc. 14.500% *                                            4,140                453
                                                                                 -------------------

INDUSTRIAL - OTHER--0.5%
Anvil Holdings, Inc. 13.000%*@                                            23,455                334
                                                                                 -------------------

LONG DISTANCE--0.3%
Global Crossing Holdings Ltd. 10.500% *                                    3,050                215
                                                                                 -------------------


METALS & MINING--0.2%
International Utility Structures, Inc. 13.000% * @                           330                133
                                                                                 -------------------

TELEVISION--0.4%
Pegasus Satellite 12.750% *                                                  262                249
                                                                                 -------------------

WIRELESS COMMUNICATIONS--1.5%
Broadwing Communications 12.500%                                           1,750                174
Dobson Communications Corp. 12.25% *                                         184                169
Nextel Communications, Inc. 13.000% *                                        577                349
Nextel Communications, Inc. 11.125% *                                        990                 66
Rural Cellular Corp. 11.375% *                                               228                184
                                                                                 -------------------
                                                                                                942
                                                                                 -------------------
WIRELINE COMMUNICATIONS--0.1%
E. Spire Communications, Inc. 12.750% *@                                   2,198                  3
Intermedia Communications, Inc. 13.500% *                                    176                  2
XO Communications, Inc. 14.000% *                                          5,154                 23
                                                                                 -------------------
                                                                                                 28
                                                                                 -------------------


TOTAL PREFERRED STOCKS
(COST $5,616)                                                                                 4,491
                                                                                 -------------------

----------------------------------------------------------------------------------------------------
                                                                           NUMBER
WARRANTS--0.1%                                                           OF WARRANTS
----------------------------------------------------------------------------------------------------
Allegiance Telecom, Inc. * @                                                 250                  8
Asat Finance * @                                                             100                  5
Cybernet Internet Services * @                                               150                  -
Horizon PCS, Inc.*                                                           350                  7
IPCS, Inc.*                                                                  300                  6
Jostens, Inc. *                                                              200                  4
KMC Telecom Holdings, Inc. * @                                               200                  1
Leap Wireless International *                                                275                  6
Pathmark Stores, Inc.* @                                                   2,350                 19
Safelite Glass Corp. * @                                                   7,905                  -
SW Acquistion *                                                              200                  7
TravelCenters of America *                                                 1,800                 18
Ubiquitel, Inc. *                                                            900                 11
UIH Australia * @                                                            175                  -
Wright Medical Technology, Inc. * @                                        2,676                  1
                                                                                 -------------------
TOTAL WARRANTS
(COST $159)                                                                                      93
                                                                                 -------------------

                                       10

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE HIGH YIELD  BOND FUND

                                                                     NUMBER             VALUE
                                                                    OF SHARES           (000)
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.5%
-----------------------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
  (COST $944)                                                       944,244              $ 944
                                                                            -------------------

TOTAL INVESTMENTS--98.3%
  (COST $68,293) (A)                                                                    62,328

OTHER ASSETS IN EXCESS
  OF LIABILITIES--1.7%                                                                   1,057
                                                                            -------------------

NET ASSETS APPLICABLE TO 8,206,352
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                                      $ 63,385
                                                                            ===================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                            $ 7.72
                                                                            ===================


-----------------------------------------------------------------------------------------------

* Non-Income Producing Security
** Effective Yield
@ Restricted Security
# Security in Default

(a) At June 30, 2001, the cost for Federal income tax purposes was $68,347,534. Net unrealized depreciation was $6,019,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,555,884 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,575,844

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE GROWTH EQUITY FUND

                                                        Number       Value
                                                      of Shares      (000)
---------------------------------------------------------------------------
COMMON STOCKS--97.5%
---------------------------------------------------------------------------
Advertising--2.0%
Omnicom Group, Inc.                                    50,000       $ 4,300
                                                                    -------

Aerospace & Defense--3.9%
Boeing Co.                                             50,000         2,780
United Technologies Corp.                              80,000         5,861
                                                                    -------
                                                                      8,641
                                                                    -------
Beverages--1.2%
PepsiCo, Inc.                                          60,000         2,652
                                                                    -------
Building Products & Supplies--1.3%
Lowe's Companies, Inc.                                 40,000         2,902
                                                                    -------
Computer - Network Products & Services--4.3%
Cisco Systems, Inc.*                                  235,000         4,275
Electronic Data Systems Corp.                          60,000         3,750
Sun Microsystems, Inc.*                               100,000         1,571
                                                                    -------
                                                                      9,596
                                                                    -------
Computer Services & Software--10.3%
EMC Corp.*                                             50,000         1,452
First Data Corp.                                      100,000         6,425
Microsoft Corp.*                                      173,000        12,427
SunGard Data Systems, Inc.*                            80,000         2,401
                                                                    -------
                                                                     22,705
                                                                    -------
Computers & Office Equipment--4.7%
Dell Computer Corp.*                                   50,000         1,308
International Business Machines Corp.                  80,000         9,040
                                                                    -------
                                                                     10,348
                                                                    -------
Diversified Operations--9.1%
General Electric Co.                                  200,000         9,750
Honeywell International, Inc.                         100,000         3,499
Tyco International Ltd.                               125,000         6,812
                                                                    -------
                                                                     20,061
                                                                    -------
Electric - Integrated--0.7%
Allegheny Energy, Inc.                                 30,000         1,447
                                                                    -------
Electronic Components--3.3%
Intel Corp.                                           250,000         7,306
                                                                    -------
Electronics - Semiconductors--2.6%
Applied Materials, Inc.*                               40,000         1,988
Novellus Systems, Inc.*                                25,000         1,420
Texas Instruments, Inc.                                75,000         2,362
                                                                    -------
                                                                      5,770
                                                                    -------
Energy Resources & Services--1.6%
Calpine Corp.*                                         20,000           756
Duke Energy Corp.                                      20,000           780
Exelon Corp.                                           30,000         1,924
                                                                    -------
                                                                      3,460
                                                                    -------
Finance--12.3%
Capital One Financial Corp.                            40,000         2,400
Citigroup, Inc.                                       150,000         7,926
Federal Home Loan Mortgage Corp.                      100,000         7,000
Household International, Inc.                          15,000         1,001
J.P. Morgan Chase & Co.                                50,000         2,230
MBNA Corp.                                             90,000         2,965

                                                       Number      Value
                                                     of Shares     (000)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             60,000      $  3,555
                                                                  --------
                                                                    27,077
                                                                  --------
Foods--1.3%
SYSCO Corp.                                          105,000         2,851
                                                                  --------
Hotels & Resorts--2.1%
Marriott International, Inc.                         100,000         4,734
                                                                  --------
Insurance--2.0%
American International Group, Inc.                    35,000         3,010
MGIC Investment Corp.                                 20,000         1,453
                                                                  --------
                                                                     4,463
                                                                  --------
Media & Communications--3.6%
AOL Time Warner*                                     150,000         7,950
                                                                  --------
Medical Services & Equipment--5.2%
Amgen, Inc.*                                          45,000         2,708
Biomet, Inc.                                          50,000         2,403
Cardinal Health, Inc.                                 20,000         1,380
Medtronic, Inc.                                       60,000         2,761
Universal Health Services, Inc.*                      50,000         2,275
                                                                  --------
                                                                    11,527
                                                                  --------
Oil & Gas--1.8%
Chevron Corp.                                         30,000         2,715
Exxon Mobil Corp.                                     15,000         1,310
                                                                  --------
                                                                     4,025
                                                                  --------
Pharmaceuticals--22.3%
AmeriSource Health Corp.*                             50,000         2,765
Elan Corp. Plc ADR *                                  75,000         4,575
Eli Lilly & Co.                                      110,000         8,140
Forest Laboratories, Inc.*                            65,000         4,615
Johnson & Johnson                                    225,000        11,250
Merck & Co., Inc.                                    155,000         9,906
Pfizer, Inc.                                         200,000         8,010
                                                                  --------
                                                                    49,261
                                                                  --------
Retail--1.9%
CVS Corp.                                             20,000           772
Wal-Mart Stores, Inc.                                 70,000         3,416
                                                                  --------
                                                                     4,188
                                                                  --------
TOTAL COMMON STOCKS
   (Cost $219,499)                                                 215,264
                                                                  --------

--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.7%
--------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                 1,839,340         1,839
BlackRock Provident Institutional
  Funds - TempFund                                 1,839,410         1,839
                                                                  --------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $3,679)                                                    3,678
                                                                  --------
TOTAL INVESTMENTS-99.2%
  (Cost  $223,178) (a)                                             218,942

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.8%                                              1,771
                                                                  --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (Concluded)
THE GROWTH EQUITY FUND

                                                                   Value
                                                                   (000)
--------------------------------------------------------------------------
--------------------------------------------------------------------------

NET ASSETS APPLICABLE TO 13,469,954
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $220,713
                                                                  ========

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                    $  16.39
                                                                  ========

-------------------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2001 the cost for Federal income tax purposes was $235,090,353. Net unrealized depreciation was $16,147,963. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,120,805 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $22,268,768.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE LARGE CAP VALUE FUND

                                                       NUMBER OF      VALUE
                                                        SHARES        (000)
----------------------------------------------------------------------------
COMMON STOCKS-- 94.9%
----------------------------------------------------------------------------
AEROSPACE & DEFENSE-- 1.8%
Boeing Co.                                               17,300      $   962
General Dynamics Corp.                                    5,500          428
Goodrich (B.F.) Co.                                      16,000          608
Lockheed Martin Corp.                                    25,900          960
Northrop Grumman Corp.                                   19,700        1,578
                                                                     -------
                                                                       4,536
                                                                     -------
AUTOMOBILES & RELATED--0.4%
Ford Motor Co.                                           42,700        1,048
                                                                     -------
BANKING--11.4%
Bank of America Corp.                                    77,600        4,658
Bank of New York Co., Inc.                               14,400          691
BB&T Corp.                                               40,200        1,475
Charter One Financial, Inc.                             107,400        3,426
Comerica, Inc.                                           56,200        3,237
First Union Corp.                                        34,600        1,209
FleetBoston Financial Corp.                              77,700        3,065
M&T Bank Corp.                                           20,800        1,570
Mercantile Bankshares Corp.                              19,300          755
North Fork Bancorp, Inc.                                 15,300          474
Synovus Financial Corp.                                  54,600        1,713
U.S. Bancorp                                            205,978        4,694
Wells Fargo & Co.                                        51,400        2,387
                                                                     -------
                                                                      29,354
                                                                     -------
BEVERAGES--3.0%
Anheuser-Busch Cos., Inc.                                30,200        1,244
Brown-Forman Corp.                                       11,900          761
Coca-Cola Co.                                            36,300        1,634
Coca-Cola Enterprises, Inc.                             118,700        1,941
Pepsi Bottling Group, Inc.                               56,200        2,254
                                                                     -------
                                                                       7,834
                                                                     -------
BROADCAST/MEDIA--1.0%
Clear Channel Communications, Inc.*                      20,400        1,279
USA Networks, Inc.*                                      46,200        1,293
                                                                     -------
                                                                       2,572
                                                                     -------
CHEMICALS--1.8%
Dow Chemical Co.                                         29,800          991
Du Pont (E.I.) de Nemours and Co.                        31,700        1,529
Engelhard Corp.                                          56,300        1,452
PPG Industries, Inc.                                      9,300          489
Rohm & Haas Co.                                           7,900          260
                                                                     -------
                                                                       4,721
                                                                     -------
COMPUTER - INTERNET SERVICES & SOFTWARE--0.2%
KPMG Consulting Inc.*                                    35,800          550
                                                                     -------
COMPUTER SERVICES & SOFTWARE--0.7%
Computer Associates International, Inc.                  32,800        1,181
Unisys Corp.*                                            50,100          737
                                                                     -------
                                                                       1,918
                                                                     -------
COMPUTERS & OFFICE EQUIPMENT--2.6%
Compaq Computer Corp.                                   115,800        1,794
Hewlett-Packard Co.                                      83,600        2,391
International Business Machines Corp.                    23,000        2,599
                                                                     -------
                                                                       6,784
                                                                     -------
CONSUMER PRODUCTS--3.3%
Fortune Brands, Inc.                                     67,000        2,570

                                                       NUMBER OF      VALUE
                                                        SHARES        (000)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Philip Morris Cos., Inc.                                117,600      $ 5,968
                                                                     -------
                                                                       8,538
                                                                     -------
CONTAINERS--0.7%
Owens-Illinois, Inc. *                                   72,800          494
Smurfit-Stone Container Corp.*                           29,200          474
Sonoco Products Co.                                      31,000          771
                                                                     -------
                                                                       1,739
                                                                     -------
COSMETICS & TOILETRIES--0.6%
Kimberly-Clark Corp.                                     29,700        1,660
                                                                     -------
DIVERSIFIED OPERATIONS--2.1%
Cooper Industries, Inc.                                  38,600        1,528
Eaton Corp.                                               2,900          203
Honeywell International, Inc.                            33,100        1,158
Illinois Tool Works, Inc.                                10,700          677
Pall Corp.                                               22,100          520
Sara Lee Corp.                                           48,600          921
Tyco International Ltd.                                   7,500          409
                                                                     -------
                                                                       5,416
                                                                     -------
ELECTRICAL POWER--0.5%
Entergy Corp.                                            30,700        1,178
                                                                     -------
ELECTRONIC COMPONENTS--0.4%
Intel Corp.                                              23,500          687
Solectron Corp.*                                         12,700          232
                                                                     -------
                                                                         919
                                                                     -------
ENERGY RESOURCES & SERVICES--5.2%
Cinergy Corp.                                            41,000        1,433
CMS Energy Corp.                                          5,800          162
Constellation Energy Group                               34,800        1,482
Dominion Resources, Inc.                                  9,900          595
DPL, Inc.                                                70,000        2,027
DTE Energy Co.                                            4,200          195
Duke Energy Corp.                                        25,800        1,006
Enron Corp.                                               6,200          304
FirstEnergy Corp.                                        26,300          846
FPL Group, Inc.                                           6,800          409
Northeast Utilities                                      41,100          853
Peabody Energy Corp.*                                     6,400          210
Progress Energy, Inc.                                    48,100        2,161
Reliant Energy, Inc.                                     15,800          509
TXU Corp.                                                10,700          516
Williams Cos., Inc.                                      18,500          610
                                                                     -------
                                                                      13,318
                                                                     -------
ENTERTAINMENT & LEISURE--1.2%
The Walt Disney Co.                                     106,800        3,085
                                                                     -------
FINANCE--13.4%
Ambac Financial Group, Inc.                              18,600        1,082
American Express Co.                                     16,100          625
Bear Stearns Companies, Inc.                             16,900          997
Citigroup, Inc.                                         167,900        8,872
Federal Home Loan Mortgage Corp.                         56,200        3,934
Federal National Mortgage Association                    74,100        6,310
Household International, Inc.                            18,100        1,207
J.P. Morgan Chase & Co.                                  51,500        2,297
Lehman Brothers Holdings, Inc.                           14,000        1,089

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE LARGE CAP VALUE FUND

                                                       NUMBER OF      VALUE
                                                         SHARES       (000)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
MBIA, Inc.                                                7,800      $   434
Merrill Lynch & Co., Inc.                                33,500        1,985
Morgan Stanley Dean Witter & Co.                         41,100        2,640
Washington Mutual, Inc.                                  81,150        3,047
                                                                     -------
                                                                      34,519
                                                                     -------
FOODS--1.1%
Heinz (H.J.) Co.                                         49,500        2,024
Kraft Foods, Inc.*                                       15,100          468
SYSCO Corp.                                              13,500          367
                                                                     -------
                                                                       2,859
                                                                     -------
HEALTHCARE--0.7%
HCA - The Healthcare Corp.                               37,600        1,699
                                                                     -------
HOTELS & RESORTS--0.5%
Marriott International, Inc.                             27,500        1,302
                                                                     -------
INSTRUMENTS - CONTROLS--0.4%
Parker-Hannifin Corp.                                    26,400        1,120
                                                                     -------
INSURANCE--7.4%
ACE Ltd.                                                 50,900        1,990
Allmerica Financial Corp.                                 5,300          305
American General Corp.                                   80,200        3,725
American International Group, Inc.                       20,700        1,780
Chubb Corp.                                              14,300        1,107
CIGNA Corp.                                              23,600        2,261
Hartford Financial Services Group, Inc.                  39,400        2,695
Radian Group, Inc.                                       49,400        1,998
St. Paul Cos., Inc.                                      10,800          547
The PMI Group, Inc.                                      13,400          974
UnumProvident Corp.                                      33,500        1,076
XL Capital Ltd.                                           9,700          796
                                                                     -------
                                                                      19,254
                                                                     -------
OIL & GAS--9.5%
Chevron Corp.                                            25,400        2,299
Conoco, Inc.                                             65,400        1,866
Exxon Mobil Corp.                                       104,600        9,137
National Fuel Gas Co.                                     7,900          411
Royal Dutch Petroleum Co.                                69,400        4,044
Schlumberger Ltd.                                         6,100          321
Tosco Corp.                                              36,000        1,586
Total Fina Elf SA ADR                                    32,100        2,253
Transocean Sedco Forex, Inc.                              4,500          186
Unocal Corp.                                             46,100        1,574
USX - Marathon Group                                     32,000          944
                                                                     -------
                                                                      24,621
                                                                     -------
PAPER & RELATED PRODUCTS--1.7%
Abitibi-Consolidated, Inc.                              229,700        1,757
Boise Cascade Corp.                                      24,700          869
International Paper Co.                                  26,300          939
Weyerhaeuser Co.                                         13,500          742
                                                                     -------
                                                                       4,307
                                                                     -------
PHARMACEUTICALS--5.2%
Abbott Laboratories                                      42,800        2,055
American Home Products Corp.                             26,100        1,525
Bristol-Myers Squibb Co.                                 38,300        2,003

                                                       NUMBER OF      VALUE
                                                         SHARES       (000)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Johnson & Johnson                                        50,000      $ 2,500
Merck & Co., Inc.                                        54,500        3,483
Pharmacia Corp.                                          31,300        1,438
Rite Aid Corp.(Private Placement)*                       46,700          378
                                                                     -------
                                                                      13,382
                                                                     -------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.4%
Eastman Kodak Co.                                       24,500         1,144
                                                                     -------
PRINTING & PUBLISHING--0.5%
Tribune Co.                                              22,500          900
Valassis Communications, Inc.*                            8,900          319
                                                                     -------
                                                                       1,219
                                                                     -------
RESTAURANTS--1.1%
Darden Restaurants, Inc.                                 38,900        1,085
McDonald's Corp.                                         56,600        1,532
Tricon Global Restaurants, Inc.*                          7,000          307
                                                                     -------
                                                                       2,924
                                                                     -------
RETAIL--3.8%
Albertson's, Inc.                                        21,800          654
Circuit City Stores - Circuit City Group                 34,600          623
CVS Corp.                                                 8,700          336
Federated Department Stores, Inc.*                        7,600          323
Kroger Co.*                                              56,200        1,405
Limited, Inc.                                            60,200          995
May Department Stores Co.                                11,700          401
Sears, Roebuck & Co.                                     55,000        2,327
Staples, Inc.*                                           82,300        1,316
TJX Cos., Inc.                                           43,700        1,393
                                                                     -------
                                                                       9,773
                                                                     -------
SERVICES - COMMERCIAL--0.0%
Convergys Corp.*                                          1,900           58
                                                                     -------
TELECOMMUNICATIONS--8.1%
ALLTEL Corp.                                             17,000        1,041
AT&T Corp.                                               67,200        1,478
BellSouth Corp.                                          78,700        3,169
Broadwing, Inc.*                                         10,200          249
Citizens Communications Co.*                             20,000          241
Motorola, Inc.                                           78,000        1,292
Qwest Communications International, Inc.                 22,400          714
SBC Communications, Inc.                                141,600        5,673
Sprint Corp.                                             51,000        1,089
Verizon Communications                                   89,600        4,794
WorldCom, Inc.*                                          81,900        1,161
                                                                     -------
                                                                      20,901
                                                                     -------
TOBACCO--1.1%
Berkshire Hathaway, Inc.*                                 1,200        2,760
                                                                     -------
TRANSPORTATION & RELATED SERVICES--1.3%
Delta Air Lines, Inc.                                     9,000          397
Union Pacific Corp.                                      54,900        3,015
                                                                     -------
                                                                       3,412
                                                                     -------
WASTE MANAGEMENT--1.5%
Republic Services, Inc.*                                112,700        2,237
Waste Management, Inc.                                   57,600        1,775
                                                                     -------
                                                                       4,012
                                                                     -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE LARGE CAP VALUE FUND

                                                 NUMBER OF          VALUE
                                                  SHARES            (000)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
WHOLESALE DISTRIBUTOR--0.3%
Grainger (W.W.), Inc.                               19,600         $    807
                                                                   --------


TOTAL COMMON STOCKS
  (COST $223,592)                                                   245,243
                                                                   --------


---------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--2.7%
---------------------------------------------------------------------------
APARTMENTS--1.4%
Equity Residential Properties Trust                 66,600            3,766
                                                                   --------

OFFICE PROPERTY--1.3%
Boston Properties, Inc.                             30,500            1,248
Equity Office Properties Trust                      64,700            2,046
                                                                   --------
                                                                      3,294
                                                                   --------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (COST $6,025)                                                       7,060
                                                                   --------

                                                    PAR
                                                   (000)
---------------------------------------------------------------------------
CONVERTIBLE BOND--0.5%
---------------------------------------------------------------------------
Service Corp. International
       6.750%, 06/22/08
  (COST $1,150)                                  $   1,150            1,233
                                                                   --------

                                                 NUMBER OF
                                                   SHARES
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.5%
---------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                               2,022,014            2,022
BlackRock Provident Institutional
  Funds - TempFund                               2,022,013            2,022
                                                                   --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $4,044)                                                       4,044
                                                                   --------
TOTAL INVESTMENTS-99.6%
  (COST  $234,811) (A)                                              257,580

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.4%                                                 958
                                                                   --------
NET ASSETS APPLICABLE TO 14,176,888
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                   $258,538
                                                                   ========
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                     $  18.24
                                                                   ========

-------------------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2001 the cost for Federal income tax purposes was $235,626,400. Net unrealized appreciation was $21,954,183. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $33,843,605 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,889,422.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                   NUMBER              VALUE
                                                 OF SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS--51.1%
--------------------------------------------------------------------------------
BROADCAST & Media--2.3%
Chris-Craft Industries, Inc.*                       64,000              $  4,570
Meredith Corp.                                     193,000                 6,911
                                                                        --------
                                                                          11,481
                                                                        --------
BUILDING & Building Supplies--0.1%
Skyline Corp.                                       18,000                   490
                                                                        --------
CHEMICALS--4.8%
Cabot Corp.                                        118,000                 4,250
Du Pont (E.I.) de Nemours and Co.                   10,000                   482
Great Lakes Chemical Corp.                         243,000                 7,497
Hercules, Inc.                                      37,000                   418
Imperial Chemical Industries Plc ADR               181,000                 4,299
Octel Corp.*                                       453,000                 7,361
                                                                        --------
                                                                          24,307
                                                                        --------
CONSUMER PRODUCTS--3.2%
Clorox Co.                                          18,000                   609
Fortune Brands, Inc.                               200,000                 7,672
Philip Morris Cos., Inc.                           163,000                 8,272
                                                                        --------
                                                                          16,553
                                                                        --------
CONTAINERS--0.2%
Longview Fibre Co.                                  84,000                 1,035
                                                                        --------
COSMETICS & Toiletries--0.1%
Procter & Gamble Co.                                 6,000                   383
                                                                        --------
ENERGY RESOURCES & Services--8.3%
FirstEnergy Corp.                                  366,800                11,796
Kansas City Power & Light Co.                       39,000                   957
Niagara Mohawk Holdings, Inc.*                   1,107,000                19,583
Unisource Energy Corp.                             435,000                 9,992
                                                                        --------
                                                                          42,328
                                                                        --------
HOTELS & Gaming--0.7%
Mandalay Resort Group*                             138,000                 3,781
                                                                        --------
HOUSEWARES--0.2%
National Presto Industries, Inc.                    26,000                   772
                                                                        --------
INSURANCE--5.8%
Leucadia National Corp.                             70,000                 2,272
Loews Corp.                                        241,000                15,528
Mutual Risk Management Ltd.                        231,000                 2,056
Unitrin, Inc.                                       34,000                 1,312
White Mountains Insurance Group, Inc.               21,800                 8,202
Willis Group Holdings Ltd.*                          7,500                   133
                                                                        --------
                                                                          29,503
                                                                        --------
MACHINERY--0.2%
Dover Corp.                                          4,000                   151
Harnischfeger Industries, Inc.*                     44,000                   722
                                                                        --------
                                                                             873
                                                                        --------
METALS & Mining--3.3%
Franco Nevada Mining Corp.                          82,000                 1,052
Newmont Mining Corp.                               812,000                15,111
Placer Dome, Inc.                                   58,000                   568
                                                                        --------
                                                                          16,731
                                                                        --------
OIL & Gas--11.6%
Amerada Hess Corp.                                 293,000                23,674

                                                   NUMBER              VALUE
                                                 OF SHARES             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Imperial Oil Ltd.                                  198,000               $ 5,098
Mitchell Energy & Development Corp.                166,000                 7,678
Murphy Oil Corp.                                   115,000                 8,464
Texaco, Inc.                                        95,000                 6,327
USX - Marathon Group                               278,000                 8,204
                                                                        --------
                                                                          59,445
                                                                        --------
PAPER & FOREST PRODUCTS--1.0%
Mead Corp.                                          27,000                   733
Potlatch Corp.                                      93,600                 3,221
Weyerhaeuser Co.                                    22,000                 1,209
                                                                        --------
                                                                           5,163
                                                                        --------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.0%
Polaroid Corp.                                      90,000                   234
                                                                        --------
PRINTING & PUBLISHING--4.1%
Donnelley (R.R.) & Sons Co.                        148,000                 4,396
New York Times Co.                                 132,000                 5,544
Washington Post Co.                                 19,300                11,078
                                                                        --------
                                                                          21,018
                                                                        --------
RETAIL--1.4%
Hasbro, Inc.                                       249,000                 3,598
Nordstrom, Inc.                                     45,000                   835
Penney (J.C.) Company, Inc.                         63,000                 1,661
Petrie Stores Corp.*                             1,380,000                 1,249
                                                                        --------
                                                                           7,343
                                                                        --------
TRANSPORTATION & RELATED SERVICES--3.5%
Bergesen d.y. ASA Class A                           45,050                   820
Canadian Pacific Ltd.                               15,000                   581
Overseas Shipholding Group, Inc.                   130,000                 3,970
Ryder System, Inc.                                 641,000                12,564
                                                                        --------
                                                                          17,935
                                                                        --------
WASTE MANAGEMENT--0.3%
Waste Management, Inc.                              56,000                 1,726
                                                                        --------

TOTAL COMMON STOCKS
  (COST $179,661)                                                        261,101
                                                                        --------
--------------------------------------------------------------------------------
PREFERRED STOCKS--8.8%
--------------------------------------------------------------------------------
Cleveland Electric Illuminating Co. 7.00%            9,700                   909
Cummins Capital Trust I  7.00%*                     30,000                 1,541
Entergy Gulf States, Inc. 7.00%                     12,084                   596
Hercules Trust II  6.50%                            25,000                 1,303
Newell Financial Trust I  5.25%                     86,000                 3,193
Niagara Mohawk Power Co. 6.50%                      16,000                   370
Niagara Mohawk Power Co. 7.00%                       3,000                    73
Owens - Illinois, Inc. 4.75%                       133,100                 1,890
Pacific Gas & Electric Co. 6.30%*                    7,500                    71
Rouse Co. 6.00%                                    253,500                10,520
Sealed Air Corp. 4.00%                              60,000                 2,397
Sinclair Broadcast Group, Inc.  6.00%               11,000                   336
Southern California Edison Co. 6.05%*                2,600                    83
Union Pacific Capital Trust 6.25%                  240,000                11,430
Unocal Capital Trust 6.25%                          94,000                 4,524
USX Capital Trust I  6.75%                         128,300                 5,902
                                                                        --------

TOTAL PREFERRED STOCKS
  (COST $44,551)                                                          45,138
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                   NUMBER              VALUE
                                                 OF SHARES             (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--1.0%
--------------------------------------------------------------------------------
REGIONAL MALLS--1.0%
Rouse Co.
  (COST $4,028)                                    181,000              $  5,186
                                                                        --------

                                                    PAR
                                                   (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--1.4%
--------------------------------------------------------------------------------
U.S. Treasury Notes
     6.250%, 10/31/01                              $ 2,500                 2,521
     5.875%, 09/30/02                                4,275                 4,371

TOTAL U.S. TREASURY OBLIGATIONS                                         --------
  (COST $6,800)                                                            6,892
                                                                        --------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--7.0%
--------------------------------------------------------------------------------
Federal National Mortgage Assocation
     6.375%, 01/16/02                                3,200                 3,244
     4.750%, 11/14/03                                4,500                 4,497
     5.125%, 02/12/04                                4,500                 4,524
                                                                        --------
                                                                          12,265
                                                                        --------
Tennessee Valley Authority
     5.880%, 04/01/36                               18,800                19,081
     5.980%, 04/01/36                                4,600                 4,688
                                                                        --------
                                                                          23,769
                                                                        --------
TOTAL AGENCY OBLIGATIONS
  (COST $35,862)                                                          36,034
                                                                        --------
--------------------------------------------------------------------------------
CORPORATE BONDS--0.6%
--------------------------------------------------------------------------------
BellSouth Telecommunications                         1,600                 1,272
     5.850%, 11/15/45
Groupe Bruxelles Lambert                             1,500                   883
     2.500%, 07/09/03
Potlatch Corp.                                       1,140                 1,151
     10.000%, 07/15/11

TOTAL CORPORATE BONDS                                                   --------
  (COST $3,564)                                                            3,306
                                                                        --------
--------------------------------------------------------------------------------
COVERTIBLE BONDS --11.3%
--------------------------------------------------------------------------------
Exide Corp.                                          1,250                   558
     2.900%, 12/15/05
HealthSouth Corp.                                    5,700                 5,415
     3.250%, 04/01/03
Hilton Hotels Corp.                                 14,700                13,304
     5.000%, 05/15/06
Inco Ltd.                                           11,250                11,053
     5.750%, 07/01/04
Loews Corp.                                          7,500                 6,431
     3.125%, 09/15/07
Magna International, Inc.                              450                   522
     5.000%, 10/15/02
Ogden Corp.                                            250                   245
     5.750%, 10/20/02
Orion Power Holdings, Inc.                           1,750                 1,623
     4.500%, 06/01/08
Phychor, Inc.                                        3,250                   404
     4.500% , 02/15/03


--------------------------------------------------------------------------------

                                                    PAR                VALUE
                                                   (000)               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rite Aid Corp.                                   $     250              $    239
     5.250%, 09/15/02
Sepracor, Inc.                                       1,450                 1,247
     7.000%, 12/15/05                                1,550                 1,050
     5.000%, 02/15/07
Teck Corp.                                           7,150                 5,845
     3.750%, 07/15/06
Waste Management, Inc.                               9,900                 9,813
     4.000%, 02/01/02
TOTAL CONVERTIBLE BONDS                                                 --------
  (COST $60,129)                                                          57,749
                                                                        --------
--------------------------------------------------------------------------------
ZERO COUPON BONDS -- 5.9%
--------------------------------------------------------------------------------
Alergan, Inc.                                        1,500                   952
     2.362%**, 11/01/20
Inco Ltd.                                            1,350                   753
     2.981%**, 03/29/21
Lowe's Companies, Inc.                               1,900                 1,375
     1.656%**, 02/16/21
Merrill Lynch & Co.                                 10,000                 5,100
     2.265%**, 05/23/31
Motorola, Inc.                                       3,500                 2,599
     3.439%**, 09/27/13
Newsamerica, Inc.                                      820                   406
     3.609%**, 02/28/21
Pep Boys, Inc.                                       2,100                 1,383
     2.934%**, 09/20/11
Roche Holdings, Inc.
     6.487%**, 04/20/10                             17,400                 9,918
     3.273%**, 05/06/12                             13,600                 7,140
USF&G Corp.                                            450                   382
     2.129%**, 03/03/09
TOTAL ZERO COUPON BONDS                                                 --------
  (COST $29,766)                                                          30,008
                                                                        --------

                                                   NUMBER
                                                 OF SHARES
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Hills Stores Co. *
  (COST $0)                                         93,000                     -
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.5%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
  (COST $53,562)                                53,561,968                53,562
                                                                        --------
TOTAL INVESTMENTS--97.6%
  (COST $417,923) (A)                                                    498,976

OTHER ASSETS IN EXCESS
  OF LIABILITIES--2.4%                                                    12,488
                                                                        --------
NET ASSETS APPICABLE TO 23,758,132
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $511,464
                                                                        ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  21.53
                                                                        ========

--------------------------------------------------------------------------------
* Non-Income Producing Security
** Effective Yield
ADR - American Depository Receipt

(a) At June 30, 2001, the cost for Federal income tax purposes was $419,728,808. Net unrealized appreciation was $79,247,406. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $95,861,671 and aggregate gross unrealized depreciation for all securites in which there was an excess of tax cost over market value of $16,614,265.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS--97.5%
--------------------------------------------------------------------------------
AUSTRALIA--3.8%
Computershare Ltd.                                 226,000               $   706
Macquarie Bank Ltd.                                 73,300                 1,371
Westfield Holdings Ltd.                            217,800                 1,549
Woodside Petroleum Ltd.                            231,900                 1,935
                                                                         -------
                                                                           5,561
                                                                         -------
DENMARK--3.9%
Group 4 Falck A/S                                   11,600                 1,326
H. Lundbeck A/S                                     57,200                 1,626
Novo Nordisk A/S-B                                  28,500                 1,261
Vestas Wind Systems                                 34,000                 1,585
                                                                         -------
                                                                           5,798
                                                                         -------
FINLAND--1.7%
Nokia Corp. ADR                                     56,300                 1,241
Oyj Hartwall Abp                                    83,400                 1,339
                                                                         -------
                                                                           2,580
                                                                         -------
FRANCE--9.0%
Altran Technologies SA                              33,300                 1,551
AXA                                                 80,800                 2,302
Compagnie Generale d'Industrie
  et de Participations                              37,100                 1,122
Hermes International                                10,500                 1,449
L'Oreal SA                                          16,000                 1,033
Societe Generale A                                  15,300                   906
Suez                                                47,800                 1,538
Total Fina SA-B                                     16,135                 2,259
Vinci SA                                            19,800                 1,261
                                                                         -------
                                                                          13,421
                                                                         -------
GERMANY--5.9%
Allianz AG                                           5,258                 1,543
Altana AG                                           29,900                 1,136
Bayer AG                                            36,000                 1,402
Bayerische Motoren
  Werke (BMW) AG                                    41,600                 1,370
Muenchener Rueckversicherungs
  Gesellschaft AG                                    6,100                 1,712
SAP AG ADR                                          43,100                 1,512
                                                                         -------
                                                                           8,675
                                                                         -------
GREECE--0.6%
Alpha Bank A.E.                                     39,000                   819
                                                                         -------

HONG KONG--2.3%
Dah Sing Financial Group                           178,400                   922
Hutchison Whampoa Ltd.                             149,000                 1,504
Sun Hung Kai Properties Ltd.                       114,000                 1,027
                                                                         -------
                                                                           3,453
                                                                         -------
IRELAND--2.3%
Allied Irish Banks Plc                             149,190                 1,686
Elan Corp. Plc  ADR *                               29,200                 1,781
                                                                         -------
                                                                           3,467
                                                                         -------
ITALY--6.7%
ENI SpA                                            151,100                 1,842
Mediaset SpA                                       109,100                   918
Parmalat Finanziaria SpA                           425,360                 1,134

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pirelli SpA                                        673,200               $ 1,875
Rolo Banca 1473 SpA                                107,942                 1,588
Telecom Italia Mobile SpA                          249,200                 1,270
Telecom Italia SpA                                 140,000                 1,256
                                                                         -------
                                                                           9,883
                                                                         -------
JAPAN--20.8%
Benesse Corp.                                       24,800                   778
Canon, Inc.                                         43,700                 1,766
Hoya Corp.                                          22,900                 1,451
Keyence Corp.                                        7,400                 1,469
Matsushita Communication
  Industrial Co. Ltd.                               26,000                 1,184
Meitec Corp.                                        43,600                 1,458
Murata Manufacturing Co. Ltd.                       19,800                 1,316
Nintendo Co. Ltd.                                   13,500                 2,457
Nomura Securities Co. Ltd.                         128,100                 2,455
NTT DoCoMo, Inc.                                       126                 2,192
Rohm Co. Ltd.                                       17,700                 2,750
Secom Co. Ltd.                                      26,000                 1,451
Seven-Eleven Japan Co. Ltd.                         37,000                 1,445
Shin-Etsu Chemical Co. Ltd.                         60,000                 2,203
Takeda Chemical Industries Ltd.                     48,000                 2,232
Tokyo Broadcasting System, Inc.                     65,000                 1,251
Tokyo Electron Ltd.                                 28,100                 1,701
Yasuda Fire & Marine
  Insurance Co. Ltd.                               216,000                 1,342
                                                                         -------
                                                                          30,901
                                                                         -------
NETHERLANDS--8.0%
Aegon N.V.                                          62,480                 1,759
ASM Lithography Holding N.V.*                       62,000                 1,390
Heineken Holding N.V.                               30,875                   941
Heineken N.V.                                       23,000                   927
IHC Caland N.V.                                     32,746                 1,649
ING Groep N.V.                                      20,600                 1,346
Nutreco Holdings N.V.                               33,000                 1,414
Philips Electronics N.V.                            52,386                 1,389
Unilever N.V.                                       18,400                 1,103
                                                                         -------
                                                                          11,918
                                                                         -------
SINGAPORE--1.0%
Datacraft Asia Ltd.                                140,400                   573
Venture Manufacturing Ltd.                         126,000                   837
                                                                         -------
                                                                           1,410
                                                                         -------
SPAIN--1.7%
Banco Popular Espanol SA                            38,100                 1,332
Telefonica SA*                                      99,500                 1,226
                                                                         -------
                                                                           2,558
                                                                         -------
SWEDEN--4.0%
Assa Abloy AB-B                                     79,123                 1,130
Drott AB-B                                         116,500                 1,215
Hennes & Mauritz AB                                101,300                 1,736
Nordic Baltic Holding (NBH) AB                     226,200                 1,288
Tele2 AB-B*                                         15,400                   500
                                                                         -------
                                                                           5,869
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SWITZERLAND--8.7%
Credit Suisse Group                                 13,740              $  2,259
Geberit International AG                             3,620                   816
Nestle SA                                            8,020                 1,705
Novartis AG                                         77,200                 2,794
Rieter Holding AG                                    4,900                 1,145
Roche Holding AG                                     8,300                   677
Swatch Group AG*                                     1,355                 1,357
Swiss Re                                             1,061                 2,120
                                                                        --------
                                                                          12,873
                                                                        --------
UNITED KINGDOM--17.1%
Amvescap Plc                                        87,500                 1,520
AstraZeneca Group Plc                               46,500                 2,167
Capita Group Plc                                   405,800                 2,640
Compass Group Plc*                                 249,100                 1,993
HSBC Holdings Plc                                  167,400                 1,984
Lloyds TSB Group Plc                               184,000                 1,841
Logica Plc                                         148,100                 1,798
Matalan Plc                                        249,300                 1,734
Misys Plc                                          209,100                 1,462
Rentokil Initial Plc                               605,300                 2,051
Royal Bank of Scotland Group Plc-
  Value Shares*                                     95,000                   118
Royal Bank of Scotland Group Plc                    94,600                 2,085
Vodafone AirTouch Plc                              997,269                 2,209
WPP Group Plc                                      174,700                 1,720
                                                                        --------
                                                                          25,322
                                                                        --------
TOTAL COMMON STOCKS
  (COST $149,208)                                                        144,508
                                                                        --------
--------------------------------------------------------------------------------
PREFERRED STOCK--0.7%
--------------------------------------------------------------------------------
GERMANY--0.7%
ProSieben  Sat. 1 Media AG
  (COST $1,934)                                     68,500                   986
                                                                        --------
--------------------------------------------------------------------------------
WARRANTS--0.1%
--------------------------------------------------------------------------------
FRANCE--0.0%
CGIP-Cap Gemini*                                    37,100                    27
                                                                        --------
GERMANY--0.0%
Muenchener Rueckversicherungs*                         104                     7
                                                                        --------
SWITZERLAND--0.1%
Z. Kanton Credit Suisse*                         1,275,000                    29
Z. Kanton UBS AG*                                1,520,000                   152
                                                                        --------
                                                                             181
                                                                        --------
TOTAL WARRANTS
  (COST $1,990)                                                              215
                                                                        --------

                                                   NUMBER               VALUE
                                                 OF SHARES              (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.2%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                 151,608              $    152
BlackRock Provident Institutional
  Funds - TempFund                                 151,608                   151
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $303)                                                                303
                                                                        --------
TOTAL INVESTMENTS--98.5%
  (COST $153,435) (A)                                                    146,012

OTHER ASSETS IN EXCESS
  OF LIABILITIES--1.5%                                                     2,279
                                                                        --------
NET ASSETS APPLICABLE TO 11,292,468
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                          $148,291
                                                                        ========
NET ASSET VALUE,  OFFERING AND
REDEMPTION PRICE PER SHARE                                              $  13.13
                                                                        ========

-------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2001, the cost for Federal income tax purposes was $153,502,860. Net unrealized depreciation was $7,490,674. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,227,867 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $19,713,541.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                % OF MARKET           VALUE
                                                   VALUE             (000'S)
--------------------------------------------------------------------------------
COMMON STOCKS, PREFERRED STOCK AND WARRANTS
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Financial Services                                 13.5%               $ 19,725
Pharmaceuticals                                     8.3%                 12,048
Telecommunications                                  8.0%                 11,652
Insurance                                           7.4%                 10,786
Computer Services & Software                        6.7%                  9,777
Oil                                                 5.3%                  7,685
Retail Diversified                                  5.3%                  7,720
Electronics                                         4.9%                  7,156
Diversified Commercial Services                     4.2%                  6,064
Diversified Food Products                           3.7%                  5,355
Investment Companies                                2.7%                  3,975
Diversified Operations                              2.7%                  3,879
Real Estate Development                             2.6%                  3,791
Diversified Chemicals                               2.5%                  3,605
Beverages                                           2.2%                  3,208
Engineering Services                                2.1%                  3,136
Media Communications                                2.1%                  3,155
Human Resources                                     1.8%                  2,639
Toys                                                1.7%                  2,457
Metal Processors & Fabricators                      1.6%                  2,280
Catering Services                                   1.4%                  1,993
Building Materials                                  1.4%                  2,077
Tire & Rubber                                       1.3%                  1,875
Advertising                                         1.2%                  1,720
Medical Procucts                                    1.1%                  1,626
Optical Equipment                                   1.0%                  1,451
Automobile Manufacturing                            0.9%                  1,370
Security Services                                   0.9%                  1,326
Machinery - General Industry                        0.8%                  1,145
Cosmetics                                           0.7%                  1,033
                                                  -----------------------------
                                                  100.0%              $ 145,709
                                                  =============================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE SMALL CAP VALUE FUND

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS--96.5%
--------------------------------------------------------------------------------
ADVERTISING--0.4%
Modem Media Poppe Tyson, Inc.*                     90,000                $   307
                                                                         -------
AEROSPACE & Defense--8.3%
AAR Corp.                                          47,500                    812
BE Aerospace, Inc.*                                25,000                    587
Curtiss-Wright Corp.                               12,000                    644
DRS Technologies, Inc.*                            23,000                    529
Ducommun, Inc.*                                    40,000                    520
EDO Corp.                                          25,000                    399
GenCorp, Inc.                                      55,300                    708
HEICO Corp.                                        36,000                    684
Herley Industries, Inc.*                           37,500                    654
Kaman Corp.                                        37,500                    649
Moog, Inc.*                                        15,000                    584
                                                                         -------
                                                                           6,770
                                                                         -------
AGRICULTURAL OPERATIONS--0.5%
Cadiz, Inc.*                                       40,000                    388
                                                                         -------

BANKING--1.8%
Banknorth Group, Inc.                              24,000                    544
Sterling Bancorp                                   15,000                    459
Waypoint Financial Corp.                           38,000                    471
                                                                         -------
                                                                           1,474
                                                                         -------
BUILDING & Building Supplies--4.4%
Encompass Services Corp.*                          37,500                    336
Fleetwood Enterprises, Inc.                        20,000                    282
Hughes Supply, Inc.                                40,000                    946
Huttig Building Products, Inc.*                    66,400                    337
Lennox International, Inc.                         65,000                    712
Modtech Holdings, Inc.*                            48,300                    407
Oglebay Norton Co.                                 20,000                    543
                                                                         -------
                                                                           3,563
                                                                         -------
CHEMICALS--2.4%
Arch Chemicals, Inc.                               27,500                    600
PolyOne Corp.                                      50,000                    520
Quaker Chemical Corp.                              30,000                    570
Terra Industries, Inc.*                            60,000                    234
                                                                         -------
                                                                           1,924
                                                                         -------
COMPUTER SERVICES & Software--7.2%
AlphaNet Solutions, Inc.*                          75,000                    155
Avant! Corp.*                                      20,000                    276
Avid Technology, Inc.*                             30,000                    457
Computer Horizons Corp.*                           86,200                    268
Computer Task Group, Inc.                          70,000                    255
Epicor Software Corp.*                            210,000                    285
ePresence, Inc.*                                   79,600                    310
Interphase Corp.*                                  40,000                    205
Media 100, Inc.*                                   60,000                    102
MSC Software Corp.*                                28,000                    525
Paravant Inc.*                                     75,000                    124
Phoenix Technologies Ltd.*                         45,000                    657
Pinnacle Systems, Inc.*                            75,000                    421
Read-Rite Corp.*                                   75,000                    400
Rogue Wave Software, Inc.*                         35,000                    147
Systems & Computer Technology Corp.*               55,000                    498
Take-Two Interactive Software, Inc.*               25,000                    464

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Technology Solutions Co.*                          90,000                  $ 178
Versant Object Technology Corp.*                   70,000                    108
                                                                         -------
                                                                           5,835
                                                                         -------
COMPUTER-NETWORK PRODUCTS & Services--2.3%
Auspex Systems, Inc.*                              75,000                    538
Cray, Inc.*                                        95,000                    226
Hypercom Corp.*                                    50,000                    240
Netopia, Inc. *                                    50,000                    307
UNOVA, Inc.*                                       75,000                    516
                                                                         -------
                                                                           1,827
                                                                         -------
COMPUTERS & Office Equipment--5.1%
Atchison Casting Corp.*                            20,000                     58
Carpenter Technology Corp.                         15,000                    439
Century Aluminum Co.                               30,000                    477
Dot Hill Systems Corp.*                            80,100                    148
Evans & Sutherland Computer Corp.*                 70,000                    569
Maxtor Corp.*                                      80,000                    420
Maxwell Technologies, Inc.*                        22,500                    481
MTS Systems Corp.                                  30,000                    410
Penn Engineering & Manufacturing Corp.             26,000                    455
Sigma Designs, Inc.*                               37,500                     83
Wallace Computer Services, Inc.                    35,000                    579
                                                                         -------
                                                                           4,119
                                                                         -------
CONSUMER PRODUCTS--2.5%
Applied Extrusion Technologies, Inc.*              64,300                    475
Central Garden & Pet Co.*                          50,000                    430
Herbalife International, Inc.                      50,000                    475
Playtex Products, Inc.*                            60,000                    642
                                                                         -------
                                                                           2,022
                                                                         -------
CONTAINERS--0.6%
Longview Fibre Co.                                 42,500                    524
                                                                         -------
DISTRIBUTION SERVICES--0.7%
Bell Microproducts, Inc.*                          50,000                    598
                                                                         -------
DIVERSIFIED OPERATIONS--3.5%
Calgon Carbon Corp.                                68,100                    535
Deswell Industries, Inc.                           30,000                    471
Lydall, Inc.*                                      37,500                    450
Smith (A.O.)  Corp.                                35,000                    626
SPS Technologies, Inc.*                            12,000                    569
Volt Information Sciences, Inc.*                   12,500                    219
                                                                         -------
                                                                           2,870
                                                                         -------
ELECTRICAL EQUIPMENT--0.7%
Innovex, Inc.*                                     50,000                    187
Merix Corp.*                                       20,000                    354
                                                                         -------
                                                                             541
                                                                         -------
ELECTRONIC COMPONENTS--4.5%
BMC Industries, Inc.                               75,000                    450
Cubic Corp.                                        20,000                    632
ESS Technology, Inc.*                              25,000                    220
General Semiconductor, Inc.*                       50,000                    523
Manufacturers' Services Ltd. *                     30,000                    178
MEMC Electronic Materials, Inc.*                   67,500                    516
Reptron Electronics, Inc.*                         36,600                    168
Rogers Corp.*                                      20,000                    530
TTM Technologies, Inc.*                            50,000                    440
                                                                         -------
                                                                           3,657
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE SMALL CAP VALUE FUND

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRONIC SYSTEMS--2.0%
Analogic Corp.                                     15,000                $   683
GenRad, Inc.*                                      60,000                    360
LeCroy Corp.*                                      22,500                    572
                                                                         -------
                                                                           1,615
                                                                         -------
ELECTRONICS - SEMICONDUCTORS--3.0%
Peak International Ltd.*                           35,700                    229
Spectrum Control, Inc.*                            30,000                    178
Standard Microsystem*                              43,500                    757
Virata Corp.*                                      45,000                    532
Xicor, Inc.*                                       65,000                    724
                                                                         -------
                                                                           2,420
                                                                         -------
ENERGY RESOURCES & Services--0.4%
Covanta Energy Corp.*                              18,000                    332
                                                                         -------
ENGINEERING--0.3%
Corrpro Cos., Inc.*                               100,000                    255
                                                                         -------
ENTERTAINMENT & Leisure--1.3%
AMC Entertainment, Inc.*                           50,000                    650
Vail Resorts, Inc.*                                22,500                    421
                                                                         -------
                                                                           1,071
                                                                         -------
FOODS--0.8%
Fleming Cos., Inc.                                 18,000                    643
                                                                         -------
FOREST PRODUCTS--0.6%
Forest Oil Corp.*                                  17,500                    490
                                                                         -------
HEALTHCARE--0.7%
Spacelabs Medical, Inc.*                           45,000                    556
                                                                         -------

HOTELS & Gaming--1.3%
Aztar Corp.*                                       40,000                    484
Orient-Express Hotel Ltd.*                         27,500                    606
                                                                         -------
                                                                           1,090
                                                                         -------
HOUSEWARES--0.6%
Salton, Inc.*                                      25,000                    445
                                                                         -------
INSURANCE--2.8%
Annuity and Life Re (Holdings) Ltd.                12,500                    426
Fremont General Corp.                              85,000                    552
Horace Mann Educators Corp.                        27,500                    593
PXRE Group Ltd.                                    22,500                    439
Trenwick Group Ltd.                                10,000                    229
                                                                         -------
                                                                           2,239
                                                                         -------
MACHINERY--3.7%
Albany International Corp.*                        32,500                    614
Chart Industries, Inc.*                            95,000                    342
DT Industries, Inc.*                               38,500                    269
Flowserve Corp.*                                   20,000                    615
FSI International, Inc.*                           40,000                    560
Gardner Denver, Inc.*                              29,500                    606
                                                                         -------
                                                                           3,006
                                                                         -------
MANUFACTURING--8.8%
ABC-NACO, Inc.                                    100,000                    103
Baldwin Technology Co., Inc.*                      90,000                    108
Brush Engineered Materials, Inc.                   21,000                    336

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Burlington Industries, Inc.*                      100,000                $   230
Cannondale Corp.*                                  45,000                    159
Coastcast Corp.                                    35,700                    284
CoorsTek, Inc.*                                    12,500                    469
Cross (A.T.) Co.*                                  45,000                    299
Esterline Technologies Corp.*                      35,500                    772
Griffon Corp.*                                     70,000                    770
GSI Lumonics, Inc.*                                55,000                    476
Hexcel Corp.*                                      60,000                    765
Lamson & Sessions Co.*                             50,000                    335
LESCO, Inc.                                        40,000                    481
Osmonics, Inc.*                                    50,000                    690
Steinway Musical Instruments, Inc.*                30,000                    529
Todd Shipyards Corp.*                              47,500                    380
                                                                         -------
                                                                           7,186
                                                                         -------
MEDICAL SERVICES & Equipment--1.6%
Colorado MEDtech, Inc.*                            65,000                    368
LabOne, Inc.*                                      52,600                    348
Palomar Medical Technologies*                      75,000                    160
QuadraMed Corp.*                                  100,000                    457
                                                                         -------
                                                                           1,333
                                                                         -------
METAL COMPONENTS & Products--3.2%
CIRCOR International, Inc.                         27,500                    496
Ladish Co., Inc.*                                  42,500                    566
Material Sciences Corp.*                           40,000                    395
Timken Co.                                         33,000                    559
Titanium Metals Corp.*                             60,000                    600
                                                                         -------
                                                                           2,616
                                                                         -------
OIL & Gas--1.6%
Chiles Offshore, Inc.*                             25,000                    444
Kaneb Services, Inc.*                              50,000                    366
Swift Energy Co.*                                  17,500                    527
                                                                         -------
                                                                           1,337
                                                                         -------
PHARMACEUTICALS--0.4%
MIM Corp.*                                         50,000                    304
                                                                         -------
PRINTING & Publishing--1.2%
Banta Corp.                                        15,000                    440
Bowne & Co., Inc.                                  50,000                    575
                                                                         -------
                                                                           1,015
                                                                         -------
RESTAURANTS--1.0%
Chart House Enterprises, Inc.*                     60,000                    118
IHOP Corp.*                                        25,000                    671
                                                                         -------
                                                                             789
                                                                         -------
RETAIL--8.3%
Bombay Co., Inc.*                                 100,000                    270
Brown Shoe Co., Inc.                               33,000                    596
Burlington Coat Factory Warehouse Corp.            25,000                    500
Cash America International, Inc.                   80,000                    680
Coldwater Creek, Inc.*                             25,000                    636
Good Guys, Inc.*                                   60,000                    221
Goody's Family Clothing*                           90,000                    378
Gymboree Corp.*                                    50,000                    428
Nu Skin Enterprises, Inc.                          72,000                    612
ShopKo Stores, Inc.*                               60,000                    437
Spiegel, Inc.                                      85,000                    822
Wild Oats Markets, Inc.*                           45,000                    484
Wilsons The Leather Experts, Inc.*                 35,000                    719
                                                                         -------
                                                                           6,783
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE SMALL CAP VALUE FUND
                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS--4.9%
Adaptive Broadband Corp.*                           80,000               $    26
Allen Telecom, Inc.*                                35,000                   525
ANTEC Corp.*                                        50,000                   613
C-COR.net Corp.*                                    42,500                   520
Channell Commercial Corp.*                          40,000                   230
Comtech Telecommunications Corp.*                   40,000                   560
Focal Communications Corp.*                         75,000                   190
Network Equipment Technologies, Inc.*               45,000                   144
Spectrian Corp.*                                    37,500                   591
SymmetriCom, Inc.*                                  32,500                   483
Westell Technologies, Inc.*                         82,400                   133
                                                                         -------
                                                                           4,015
                                                                         -------
TRANSPORTATION & Related Services--3.1%
Arkansas Best Corp.*                                30,000                   691
Frontier Airlines, Inc.*                            32,000                   394
Mesa Air Group, Inc.*                               56,000                   745
OMI Corp.*                                          45,000                   252
Stelmar Shipping Ltd.*                              27,100                   472
                                                                         -------
                                                                           2,554
                                                                         -------
TOTAL COMMON STOCKS
    (COST $71,726)                                                        78,514
                                                                         -------
--------------------------------------------------------------------------------
PREFERRED STOCK--0.1%
--------------------------------------------------------------------------------
Chart House Enterprise, Inc.*
   (COST $43)                                       19,189                    43
                                                                         -------

                                                   NUMBER                VALUE
                                                  OF SHARES              (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                               1,975,593              $ 1,976
RBB Sansom Street Fund - Money Market
  Portfolio                                      1,975,593                1,975
TOTAL SHORT-TERM INVESTMENTS                                            -------
   (COST $3,951)                                                          3,951
                                                                        -------
TOTAL INVESTMENTS--101.5%
  (COST $75,720) (A)                                                     82,508

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.5%)                                                (1,187)
                                                                        -------
NET ASSETS APPLICABLE TO 5,403,656
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING --100.0%                                      $81,321
                                                                        =======
NET ASSET VALUE OFFERING AND
   REDEMPTION PRICE PER SHARE                                           $ 15.05
                                                                        =======

------------------------------------
* Non-Income Producing Security

(a) At June 30, 2001, the cost for Federal income tax purposes was $76,211,377. Net unrealized appreciation was $6,242,462. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $14,306,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,064,266.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE EMERGING GROWTH FUND

                                                          NUMBER      VALUE
                                                        OF SHARES     (000)
----------------------------------------------------------------------------
COMMON STOCKS-94.4%
----------------------------------------------------------------------------
ADVERTISING--2.4%
Lamar Advertising Co.*                                    58,800     $ 2,530
Ventiv Health, Inc.*                                      55,800       1,121
                                                                     -------
                                                                       3,651
                                                                     -------
BROADCAST/MEDIA--8.7%
Cox Radio, Inc.*                                         112,600       3,136
Entercom Communications Corp.*                            46,600       2,498
Hispanic Broadcasting Corp.*                              62,600       1,796
Macrovision Corp.*                                        80,000       5,434
Spanish Broadcasting System, Inc. *                       58,500         480
                                                                     -------
                                                                      13,344
                                                                     -------
COMPUTER - INTERNET - CONTENT SERVICE--2.1%
CNET Networks, Inc.*                                      71,400         925
HomeStore.com, Inc.*                                      58,000       2,052
Multex.com, Inc.*                                         19,400         318
                                                                     -------
                                                                       3,295
                                                                     -------
COMPUTER - INTERNET SERVICES & SOFTWARE--5.7%
Agile Software Corp.*                                     74,800       1,268
EarthLink, Inc.*                                          39,300         558
eSPEED, Inc.*                                             69,050       1,390
Interwoven, Inc.*                                         48,300         817
Netegrity, Inc.*                                          14,700         441
Retek, Inc.*                                              42,100       2,018
Vignette Corp.*                                          173,600       1,560
Virage Logic Corp.*                                       42,900         660
                                                                     -------
                                                                       8,712
                                                                     -------
COMPUTER - NETWORK SERVICES & SOFTWARE--3.0%
I-many, Inc.*                                             74,500       1,008
IntraNet Solutions, Inc.*                                 20,500         743
Ixia *                                                    32,000         608
Websense, Inc.*                                          118,900       2,264
                                                                     -------
                                                                       4,623
                                                                     -------
COMPUTER SERVICES & SOFTWARE--7.3%
Actuate  Corp.*                                          111,400       1,064
Citrix Systems, Inc.*                                     11,100         388
Embarcadero Technologies, Inc.*                           45,500       1,031
Interactive Intelligence, Inc.*                           31,500         359
Intercept Group, Inc.*                                    54,300       2,094
M-Systems Flash Disk Pioneers Ltd. *                      53,200         371
National Instruments Corp. *                              31,600       1,025
Numerical Technologies, Inc.*                             34,300         722
Precise Software Solutions Ltd.*                          31,500         967
Quest Software, Inc.*                                     66,800       2,515
Research in Motion Ltd.*                                  22,700         729
                                                                     -------
                                                                      11,265
                                                                     -------
CONSUMER GOODS & SERVICES--0.8%
Alliance Data Sysems Corp.*                                3,600          54
Direct Focus, Inc.*                                       24,900       1,179
                                                                     -------
                                                                       1,233
                                                                     -------
ELECTRICAL POWER--0.3%
Capstone Turbine Corp.*                                   20,200         451
                                                                     -------
ELECTRONIC COMPONENTS--2.5%
Garmin Ltd.*                                              18,100         415
Intersil Holding Corp.*                                   66,800       2,391
Microtune, Inc. *                                         20,050         434
Silicon Laboratories, Inc.*                               27,500         599
                                                                     -------
                                                                       3,839
                                                                     -------

                                                          NUMBER      VALUE
                                                        OF SHARES     (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
ELECTRONICS--2.1%
Molecular Devices Corp.*                                  15,700     $   312
Photon Dynamics, Inc.*                                    31,200         981
Power Integrations, Inc.*                                 87,700       1,298
Verisity Ltd.*                                            39,400         635
                                                                     -------
                                                                       3,226
                                                                     -------
ELECTRONICS - SEMICONDUCTORS--6.5%
AstroPower, Inc.*                                         19,900       1,045
Chippac, Inc.*                                            97,700       1,001
Cirrus Logic, Inc.*                                       33,900         781
Exar Corp.*                                               49,000       1,005
LTX Corp.*                                                27,400         695
Microsemi Corp.*                                          21,600       1,546
Multilink Technology Corp.*                                8,400         115
O2Micro International Ltd. *                              49,100         538
Oak Technology, Inc. *                                    49,400         518
PLX Technology, Inc.*                                     89,400         759
Simplex Solutions, Inc.*                                  37,300         865
SIPEX Corp.*                                              24,100         300
Virata Corp.*                                             65,550         776
                                                                     -------
                                                                       9,944
                                                                     -------
FINANCE--5.4%
Financial Federal Corp.*                                  70,400       2,038
Instinet Group Corp.*                                      3,450          64
Investment Technology Group, Inc.                         33,300       1,675
Knight Trading Group, Inc.*                               27,300         291
NextCard, Inc.*                                          133,100       1,469
Waddell & Reed Financial, Inc.                            85,100       2,702
                                                                     -------
                                                                       8,239
                                                                     -------
HEALTHCARE--3.8%
Health Management Associates, Inc.*                       17,650         371
Province Healthcare Co.*                                  23,700         814
Sunrise Assisted Living, Inc.*                           180,100       4,728
                                                                     -------
                                                                       5,913
                                                                     -------
HOTELS--2.1%
Four Seasons Hotels, Inc.                                 57,800       3,199
                                                                     -------
HUMAN RESOURCES--0.5%
Hall, Kinion & Associates, Inc.*                          71,000         591
Resources Connection, Inc.*                                4,550         106
                                                                     -------
                                                                         697
                                                                     -------
INSURANCE--0.0%
Odyssey Re Holdings Corp.*                                 3,050          55
                                                                     -------
MACHINERY--0.1%
Global Power Equipment Group, Inc.*                          550          16
McDermott International, Inc.*                            10,300         120
                                                                     -------
                                                                         136
                                                                     -------

MEDICAL SERVICES--0.8%
Biosite (R), Inc.*                                        17,500         786
Covance, Inc.*                                            17,500         396
Unilab Corp.*                                              1,400          36
United Surgical Partners International, Inc.*              3,100          74
                                                                     -------
                                                                       1,292
                                                                     -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE EMERGING GROWTH FUND

                                                          NUMBER      VALUE
                                                        OF SHARES     (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT--10.6%
Charles River Laboratories International, Inc.*           20,500     $   712
Cytyc Corp.*                                             142,500       3,280
Inhale Therapeutic Systems, Inc.*                         26,300         605
Invacare Corp.                                            27,100       1,047
LifePoint Hospitals, Inc.*                                19,900         880
Protein Design Labs, Inc.*                                17,900       1,553
Regeneration Technologies, Inc.*                          29,500         259
ResMed, Inc.*                                             22,400       1,132
Respironics, Inc.*                                        68,400       2,086
Specialty Laboratories, Inc.*                              1,250          47
SurModics, Inc.*                                          48,500       2,852
UroCor, Inc.*                                             87,300       1,462
Vascular Solutions, Inc.*                                 53,000         444
                                                                     -------
                                                                      16,359
                                                                     -------
OIL & GAS--0.2%
Grey Wolf, Inc.*                                          55,600         222
Key Production Co., Inc.*                                  3,900          65
                                                                     -------
                                                                         287
                                                                     -------
OPTICAL SERVICES & SUPPLIES--2.0%
Oakley, Inc. *                                           163,800       3,030
                                                                     -------
PHARMACEUTICALS--2.6%
Accredo Health, Inc. *                                    20,500         754
Andrx  Group*                                             12,100         931
Dr. Reddy's Laboratories Ltd. ADR*                        48,400         898
Pharmaceutical Product Development, Inc.*                 14,000         438
Syncor International Corp. *                              30,400       1,002
                                                                     -------
                                                                       4,023
                                                                     -------
RESEARCH & DEVELOPMENT--0.4%
Albany Molecular Research, Inc.*                          17,900         680
                                                                     -------
RETAIL--4.8%
99 Cents Only Stores*                                     44,050       1,319
Factory 2-U Stores, Inc.*                                 43,500       1,183
Galyan's Trading Co.*                                        900          18
School Specialty, Inc.*                                   74,200       1,998
The Buckle, Inc.*                                         41,600         786
Too, Inc.*                                                73,700       2,019
                                                                     -------
                                                                       7,323
                                                                     -------
RETAIL - INTERNET--3.4%
Expedia, Inc.*                                            45,900       2,183
GoTo.com, Inc. *                                         153,000       2,980
                                                                     -------
                                                                       5,163
                                                                     -------
SERVICES - COMMERCIAL--1.3%
MemberWorks, Inc. *                                       89,600       2,081
                                                                     -------
SERVICES - CONSULTING--1.1%
Professional Detailing, Inc.*                             18,050       1,656
Watson Wyatt & Co. Holdings*                               4,600         108
                                                                     -------
                                                                       1,764
                                                                     -------
TECHNOLOGY--0.5%
FEI Co.*                                                  20,850         851
                                                                     -------

                                                         NUMBER       VALUE
                                                       OF SHARES      (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TELECOMMUNICATIONS--9.5%
Allegiance Telecom, Inc.*                                 43,850     $    657
American Tower Corp.                                      91,800        1,898
DMC Stratex Networks, Inc.*                              187,700        1,868
Leap Wireless International, Inc.*                        26,500          786
Metawave Communications Corp. *                          168,500          714
Metro One Telecommunications, Inc. *                      64,800        4,190
Powerwave Technologies, Inc.*                             79,500        1,149
SpectraLink Corp.*                                        21,700          290
Stanford Microdevices, Inc.*                              26,500          448
Triton PCS Holdings,  Inc.*                               39,200        1,535
West Corp.*                                               47,100        1,036
XO Communications, Inc .*                                 56,412          107
                                                                     --------
                                                                       14,678
                                                                     --------

THERAPEUTICS--3.3%
Abgenix, Inc.*                                            30,200        1,347
COR Therapeutics, Inc.*                                   27,900          847
Medarex, Inc.*                                            76,100        1,789
RehabCare Group, Inc.*                                    22,200        1,070

                                                                     --------
                                                                        5,053
                                                                     --------
TRANSPORTATION & RELATED SERVICES--0.6%
Navigant International, Inc.*                             67,800          942
                                                                     --------

TOTAL COMMON STOCKS
   (COST $128,940)                                                    145,348
                                                                     --------

-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.6%
-----------------------------------------------------------------------------
Blackrock Provident Institutional
  Funds - TempCash                                     4,317,379        4,317

Blackrock Provident Institutional
  Funds - TempFund                                     4,317,380        4,318
                                                                     --------
TOTAL SHORT-TERM INVESTMENTS
    (COST $8,635)                                                       8,635
                                                                     --------

TOTAL INVESTMENTS-100.0%
  (COST  $137,575) (A)                                                153,983

LIABILITES IN EXCESS
   OF OTHER ASSETS--(0.0%)                                                (57)
                                                                     --------



NET ASSETS APPLICABLE TO 6,745,243
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                     $153,926
                                                                     ========



NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                       $  22.82
                                                                     ========

------------------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt


(a) At June 30, 2001 the cost for Federal income tax purposes was $141,270,639. Net unrealized appreciation was $12,644,860. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $34,073,519 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,428,659.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE LIMITED MATURITY BOND FUND

                                                                        PAR                VALUE
                                                                       (000)               (000)

---------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--41.8%
---------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES--23.7%
     6.500%, 08/31/01                                                  $ 1,000          $    1,005
     5.750%, 11/15/05                                                    1,100               1,133
     5.000%, 02/15/11                                                      825                 801
                                                                                        ----------
                                                                                             2,939
                                                                                        ----------
U.S. TREASURY NOTES INFLATION INDEXED--18.1%
     3.625%, 07/15/02                                                    2,000               2,250
                                                                                        ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $5,171)                                                                              5,189
                                                                                        ----------

---------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS--7.2%
---------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION--1.6%
     3.940%, 07/02/01                                                      200                 200
GOVERNMENT NATIONAL MORTGAGE ASSOCIATON--5.6%
     6.500%, 01/01/31                                                      700                 693
                                                                                        ----------
TOTAL AGENCY OBLIGATIONS
  (COST $898)                                                                                  893
                                                                                        ----------

---------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--11.0%
---------------------------------------------------------------------------------------------------
Asset Securitization Corp.
    7.400%, 10/13/26                                                     1,000               1,050
LB Commercial Conduit Mortgage Trust
    6.410%, 08/15/07                                                       310                 315
                                                                                        ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $1,316)                                                                              1,365
                                                                                        ----------

---------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES--34.7%
---------------------------------------------------------------------------------------------------
American Express Master Trust
     7.850%, 08/15/05                                                      500                 535
Boston Edison Co.
     6.450%, 09/15/05                                                      500                 512
Discover Card Master Trust I
     4.100%, 09/16/05                                                      500                 501
First USA Credit Card Master Trust
     4.050%, 01/18/06                                                      200                 200
MBNA Master Credit Card Trust
     4.150%, 10/15/05                                                      500                 501
PECO Energy Transition Trust
    7.300%, 09/01/04                                                       500                 512
PP&L Transition Bond Co. LLC
     6.720%, 12/26/05                                                    1,000               1,035
Providian Master Trust
     6.250%, 06/15/07                                                      500                 512
                                                                                        ----------
TOTAL ASSET BACKED SECURITIES
  (COST $4,220)                                                                              4,308
                                                                                        ----------
                                                                         NUMBER
                                                                       OF SHARES
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.7%
---------------------------------------------------------------------------------------------------
BlackRock Provident Institutional                                      594,057                 594
  Funds - TempFund
Janus Money Market Fund                                                618,823                 619
                                                                                        ----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $1,213)                                                                             1,213
                                                                                        ----------

                                                                                         VALUE
                                                                                         (000)
 --------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS--104.4%                                                             $    12,968
    (COST $12,818) (a)                                                                 -----------

 LIABILITIES IN EXCESS
    OF OTHER ASSETS--(4.4%)                                                                   (542)
                                                                                       -----------
 NET ASSETS APPLICABLE TO 1,183,212
    SHARES OF COMMON STOCK
    ISSUED AND OUTSTANDING--100%                                                       $    12,426
                                                                                       ===========
 NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                                         $     10.50
                                                                                       ===========

---------------------------------------------------------
(a) At June 30, 2001, the cost for Federal income tax purposes was $12,818,641. Net unrealized appreciation was $149,434. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $196,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $ 47,294.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE GROWTH AND INCOME FUND

                                                                   NUMBER OF             VALUE
                                                                     SHARES              (000)
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.1%
------------------------------------------------------------------------------------------------
ADVERTISING--1.0%                                                     3,000            $    258
Omnicom Group, Inc.                                                                    --------

AEROSPACE & DEFENSE--3.0%
Boeing Co.                                                            3,500                 195
General Dynamics Corp.                                                5,000                 389
United Technologies Corp.                                             2,500                 183
                                                                                       --------
                                                                                            767
                                                                                       --------
BANKING--2.1%
Bank of America Corp.                                                 4,000                 240
SouthTrust Corp.                                                     11,000                 287
                                                                                       --------
                                                                                            527
                                                                                       --------
BROADCAST/MEDIA--1.0%
McGraw-Hill Cos., Inc.                                                4,000                 265
                                                                                       --------
CHEMICALS--1.8%
Air Products & Chemicals, Inc.                                       10,000                 457
                                                                                       --------
COMPUTER - NETWORK PRODUCTS & SERVICES--4.0%
Cisco Systems, Inc.*                                                 15,000                 273
Electronic Data Systems Corp.                                         5,000                 312
Oracle Corp.*                                                        12,500                 238
Sun Microsystems, Inc.*                                              12,500                 196
                                                                                       --------
                                                                                          1,019
                                                                                       --------
COMPUTER SERVICES & SOFTWARE--6.8%
First Data Corp.                                                     10,000                 642
Microsoft Corp.*                                                     10,000                 718
SunGard Data Systems, Inc.*                                          12,000                 360
                                                                                       --------
                                                                                          1,720
                                                                                       --------
COMPUTERS & OFFICE EQUIPMENT--4.3%
Dell Computer Corp.*                                                  5,000                 131
International Business Machines Corp.                                 6,000                 678
Lexmark International Group, Inc.*                                    4,000                 269
                                                                                       --------
                                                                                          1,078
                                                                                       --------
DIVERSIFIED OPERATIONS--7.3%
General Electric Co.                                                  9,500                 463
Honeywell International, Inc.                                        15,000                 525
Minnesota Mining & Manufacturing Co. (3M)                             1,500                 171
Tyco International Ltd.                                              12,500                 681
                                                                                       --------
                                                                                          1,840
                                                                                       --------
ELECTRONIC COMPONENTS--1.2%
Intel Corp.                                                          10,000                 292
                                                                                       --------
ELECTRONICS - SEMICONDUCTORS--1.0%
Applied Materials, Inc.*                                              5,000                 248
                                                                                       --------
ENERGY RESOURCES & SERVICES--4.2%
Duke Energy Corp.                                                     6,500                 254
Exelon Corp.                                                          5,000                 321
TXU Corp.                                                            10,000                 482
                                                                                       --------
                                                                                          1,057
                                                                                       --------
FINANCE--13.4%
Citigroup, Inc.                                                      13,000                 687
Federal Home Loan Mortgage Corp.                                      7,500                 525
Household International, Inc.                                         7,500                 500
MBNA Corp.                                                           16,000                 527

                                                                   NUMBER OF             VALUE
                                                                     SHARES              (000)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                           10,000            $    592
Washington Mutual, Inc.                                             15,000                 563
                                                                                      --------
                                                                                         3,394
                                                                                      --------
FOODS--3.3%
Hershey Foods Corp.                                                  2,500                 154
SYSCO Corp.                                                         25,000                 679
                                                                                      --------
                                                                                           833
                                                                                      --------
HEALTHCARE--2.0%
McKesson HBOC, Inc.                                                  7,000                 260
Tenet Healthcare Corp.*                                              5,000                 258
                                                                                      --------
                                                                                           518
                                                                                      --------
HOTELS & Resorts--1.9%
Marriott International, Inc.                                        10,000                 473
                                                                                      --------
INSURANCE--4.0%
Lincoln National Corp.                                              10,000                 517
Marsh & McLennan Cos., Inc.                                          5,000                 505
                                                                                      --------
                                                                                         1,022
                                                                                      --------
MEDIA & COMMUNICATIONS--2.1%
AOL Time Warner*                                                    10,000                 530
                                                                                      --------

MEDICAL SERVICES & EQUIPMENT--5.6%
Baxter International, Inc.                                          12,000                 588
Cardinal Health, Inc.                                                7,500                 518
Universal Health Services, Inc.*                                     7,000                 318
                                                                                      --------
                                                                                         1,424
                                                                                      --------
METAL COMPONENTS & PRODUCTS--1.2%
Alcoa, Inc.                                                          7,500                 296
                                                                                      --------
OIL & GAS--5.2%
Chevron Corp.                                                        5,000                 453
Exxon Mobil Corp.                                                   10,000                 874
                                                                                      --------
                                                                                         1,327
                                                                                      --------
PHARMACEUTICALS--9.1%
Abbott Laboratories                                                  7,000                 336
Eli Lilly & Co.                                                      4,000                 296
Johnson & Johnson                                                   15,000                 750
Merck & Co., Inc.                                                    5,000                 320
Pfizer, Inc.                                                        15,000                 601
                                                                                      --------
                                                                                         2,303
                                                                                      --------
RETAIL--5.0%
CVS Corp.                                                            8,197                 316
Safeway, Inc.*                                                       2,500                 120
Sears, Roebuck & Co.                                                 5,000                 212
Target Corp.                                                        17,500                 606
                                                                                      --------
                                                                                         1,254
                                                                                      --------
TELECOMMUNICATIONS--2.6%
SBC Communications, Inc.                                             6,500                 260
Verizon Communications                                               5,000                 268
WorldCom, Inc.*                                                     10,000                 142
                                                                                      --------
                                                                                           670
                                                                                      --------
TOTAL COMMON STOCKS
  (COST $23,451)                                                                        23,572
                                                                                      --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE GROWTH AND INCOME FUND

                                                                 NUMBER OF              VALUE
                                                                   SHARES               (000)
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.4%
------------------------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                                1,060,140             $ 1,060
BlackRock Provident Institutional
  Funds - TempFund                                                1,060,140               1,060
                                                                                        -------
TOTAL SHORT TERM INVESTMENTS
  (COST $2,120)                                                                           2,120
                                                                                        -------
TOTAL INVESTMENTS--101.5%
  (COST $25,571) (a)                                                                     25,692
                                                                                        -------
LIABILITIES IN EXCESS
   OF OTHER ASSETS--(1.5%)                                                                 (366)
                                                                                        -------
NET ASSETS APPLICABLE TO 3,434,030
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                                     $ 25,326
                                                                                       ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                           $   7.38
                                                                                       ========

----------------------------------------

* Non-Income Producing Security

(a) At June 30, 2001, the cost for Federal income tax purposes was $25,612,861. Net unrealized appreciation was $79,185. This consisted of aggregate gross appreciation for all securities in which there was an excess of market value over tax cost of $1,369,772 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,290,587.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE INDEX 500 FUND

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS--96.9%
--------------------------------------------------------------------------------
ADVERTISING--0.3%
Interpublic Group of Cos., Inc.                   6,800                  $   200
Omnicom Group, Inc.                               3,400                      292
TMP Worldwide, Inc.*                              1,900                      114
                                                                         -------
                                                                             606
                                                                         -------
AEROSPACE & Defense--1.2%
Boeing Co.                                       15,800                      878
General Dynamics Corp.                            3,600                      280
Goodrich (B.F.) Co.                               1,900                       72
Lockheed Martin Corp.                             7,900                      293
Northrop Grumman Corp.                            1,500                      120
Raytheon Co.*                                     6,400                      170
United Technologies Corp.                         8,500                      623
                                                                         -------
                                                                           2,436
                                                                         -------
AUTOMOBILES & Related--0.5%
Ford Motor Co.                                   33,100                      813
Harley-Davidson, Inc.                             5,500                      259
                                                                         -------
                                                                           1,072
                                                                         -------
AUTOS, TIRES, & Accessories--0.7%
Cooper Tire & Rubber Co.                          1,300                       18
Dana Corp.                                        2,700                       63
Delphi Automotive Systems Corp.                  10,100                      161
General Motors Corp.                              9,900                      637
Genuine Parts Co.                                 3,100                       98
Goodyear Tire & Rubber Co.                        2,900                       81
Navistar International Corp.                      1,100                       31
PACCAR, Inc.                                      1,400                       72
Rockwell International Corp.                      3,300                      126
TRW, Inc.                                         2,300                       94
Visteon Corp.*                                    2,400                       44
                                                                         -------
                                                                           1,425
                                                                         -------
BANKING--5.4%
AmSouth Bancorporation                            6,700                      124
Bank of America Corp.                            29,000                    1,741
Bank of New York Co., Inc.                       13,300                      638
Bank One Corp.                                   21,100                      755
BB&T Corp.                                        7,400                      272
Charter One Financial, Inc.                       3,700                      118
Comerica, Inc.                                    3,200                      184
Fifth Third Bancorp.                             10,400                      625
First Union Corp.                                17,800                      622
FleetBoston Financial Corp.                      19,600                      773
Golden West Financial Corp.                       2,900                      186
Huntington Bancshares, Inc.                       4,500                       75
KeyCorp.                                          7,700                      201
Mellon Financial Corp.                            8,600                      396
National City Corp.                              10,900                      335
Northern Trust Corp.                              4,000                      251
PNC Financial Services Group                      5,200                      342
Regions Financial Corp.                           4,100                      131
SouthTrust Corp.                                  6,200                      162
SunTrust Banks, Inc.                              5,300                      343
Synovus Financial Corp.                           5,300                      166

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Bancorp                                     34,500                  $   786
Union Planters Corp.                              2,500                      109
Wachovia Corp.                                    3,800                      270
Wells Fargo & Co.                                31,100                    1,444
Zions Bancorp                                     1,700                      100
                                                                         -------
                                                                           2,709
                                                                         -------
BEVERAGES--2.0%
Adolph Coors Co.                                    700                       35
Anheuser-Busch Cos., Inc.                        16,300                      672
Brown-Forman Corp.                                1,200                       77
Coca-Cola Co.                                    45,100                    2,029
Coca-Cola Enterprises, Inc.                       7,600                      124
Pepsi Bottling Group, Inc.                        2,600                      104
PepsiCo, Inc.                                    26,500                    1,171
                                                                         -------
                                                                           4,212
                                                                         -------
BIOLOGICAL PRODUCTS--0.0%
Applera Corp.-Applied Biosystems Group            3,800                      102
                                                                         -------
BROADCAST/MEDIA--1.5%
Clear Channel Communications, Inc.*              10,600                      665
Gannett Co., Inc.                                 4,800                      316
McGraw-Hill Cos., Inc.                            3,500                      232
Meredith Corp.                                      900                       32
Univision Communications, Inc.*                   3,800                      163
Viacom, Inc.*                                    32,200                    1,666
                                                                         -------
                                                                           3,074
                                                                         -------
BUILDING PRODUCTS & SUPPLIES--0.5%
Centex Corp.                                      1,100                       45
KB HOME                                             800                       24
Lowe's Cos., Inc.                                 7,000                      508
Masco Corp.                                       8,300                      207
Pulte Corp.                                         800                       34
Sherwin-Williams Co.                              2,800                       62
Vulcan Materials Co.                              1,800                       97
                                                                         -------
                                                                             977
                                                                         -------
BUILDING MAINTENANCE & SERVICES--0.0%
Ecolab, Inc.                                      2,300                       94
                                                                         -------

CABLE OPERATORS--0.4%
Comcast Corp.*                                   17,100                      740
                                                                         -------
CHEMICALS--1.1%
Air Products & Chemicals, Inc.                    4,100                      188
Ashland, Inc.                                     1,300                       52
Dow Chemical Co.                                 16,300                      542
Du Pont (E.I.) de Nemours and Co.                18,900                      912
Eastman Chemical Co.                              1,400                       67
Engelhard Corp.                                   2,400                       62
Great Lakes Chemical Corp.                          900                       28
Hercules, Inc.                                    2,000                       23
PPG Industries, Inc.                              3,100                      163
Praxair, Inc.                                     2,900                      136
Rohm & Haas Co.                                   4,000                      132

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sigma-Aldrich Corp.                               1,400                  $    56
                                                                         -------
                                                                           2,361
                                                                         -------
COMPUTER - INTERNET SERVICES & SOFTWARE--0.1%
BroadVision, Inc. *                               5,000                       25
Yahoo! Inc.*                                     10,300                      206
                                                                         -------
                                                                             231
                                                                         -------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.9%
Cabletron Systems, Inc.*                          3,400                       78
Cisco Systems, Inc.*                            132,600                    2,412
Electronic Data Systems Corp.                     8,500                      531
Network Appliance, Inc.*                          5,900                       81
Oracle Corp.*                                   101,700                    1,933
Sun Microsystems, Inc.*                          59,000                      927
                                                                         -------
                                                                           5,962
                                                                         -------
COMPUTER - NETWORK SERVICES & SOFTWARE--0.0%
Symbol Technologies, Inc.                         4,100                       91
                                                                         -------
COMPUTER SERVICES & SOFTWARE--5.8%
Adobe Systems, Inc.                               4,300                      204
Autodesk, Inc.                                    1,000                       37
Automatic Data Processing, Inc.                  11,300                      562
BMC Software, Inc.*                               4,400                       99
Citrix Systems, Inc.*                             3,300                      115
Computer Associates International, Inc.          10,400                      374
Computer Sciences Corp.*                          3,100                      107
Compuware Corp.*                                  6,700                       94
Deluxe Corp.                                      1,300                       38
EMC Corp.*                                       40,000                    1,162
First Data Corp.                                  7,100                      456
Intuit, Inc. *                                    3,800                      152
Mercury Interactive Corp.*                        1,500                       90
Microsoft Corp.*                                 97,500                    7,003
NCR Corp.*                                        1,700                       80
Novell, Inc.*                                     5,800                       33
Parametric Technology Corp.*                      4,800                       67
PeopleSoft, Inc.*                                 5,300                      260
Sapient Corp.*                                    2,200                       22
Siebel Systems, Inc.*                             8,200                      385
Unisys Corp.*                                     5,700                       84
VERITAS Software Corp.*                           7,200                      479
                                                                         -------
                                                                          11,903
                                                                         -------
COMPUTERS & OFFICE EQUIPMENT--3.4%
Apple Computer, Inc.*                             6,300                      147
Compaq Computer Corp.                            30,600                      474
Dell Computer Corp.*                             47,100                    1,232
Gateway, Inc.*                                    5,900                       97
Hewlett-Packard Co.                              35,200                    1,007
International Business Machines Corp.            31,500                    3,559
Lexmark International Group, Inc.*                2,300                      155
Pitney Bowes, Inc.                                4,500                      190
Xerox Corp.                                      12,600                      121
                                                                         -------
                                                                           6,982
                                                                         -------

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.5%
American Greetings Corp.                          1,200                  $    13
Brunswick Corp.                                   1,600                       38
Clorox Co.                                        4,300                      146
Fortune Brands, Inc.                              2,800                      107
Mattel, Inc.                                      7,800                      148
Maytag Corp.                                      1,400                       41
Newell Rubbermaid, Inc.                           4,800                      120
NIKE, Inc.                                        4,900                      206
Philip Morris Cos., Inc.                         39,800                    2,020
Reebok International Ltd.*                        1,100                       35
Tupperware Corp.                                  1,000                       23
UST, Inc.                                         3,000                       87
V.F. Corp.                                        2,000                       73
Whirlpool Corp.                                   1,200                       75
                                                                         -------
                                                                           3,132
                                                                         -------
CONTAINERS--0.1%
Ball Corp.                                          500                       24
Bemis Co., Inc.                                   1,000                       40
Pactiv Corp.*                                     2,900                       39
Sealed Air Corp.*                                 1,500                       56
                                                                         -------
                                                                             159
                                                                         -------
COSMETICS & TOILETRIES--1.7%
Alberto-Culver Co.                                1,000                       42
Avon Products, Inc.                               4,300                      199
Colgate-Palmolive Co.                            10,200                      602
Gillette Co.                                     19,100                      554
International Flavors & Fragrances, Inc.          1,700                       43
Kimberly-Clark Corp.                              9,600                      537
Procter & Gamble Co.                             23,500                    1,499
                                                                         -------
                                                                           3,476
                                                                         -------
CRUISE LINES--0.2%
Carnival Corp.                                   10,600                      325
                                                                         -------
DIVERSIFIED OPERATIONS--6.5%
Cooper Industries, Inc.                           1,700                       67
Crane Co.                                         1,100                       34
Danaher Corp.                                     2,600                      146
Eaton Corp.                                       1,200                       84
Fluor Corp.*                                      1,400                       63
FMC Corp.*                                          600                       41
General Electric Co.                            179,900                    8,770
Honeywell International, Inc.                    14,700                      514
Illinois Tool Works, Inc.                         5,500                      348
ITT Industries, Inc.                              1,600                       71
Leggett & Platt, Inc.                             3,600                       79
Minnesota Mining & Manufacturing Co. (3M)         7,200                      822
National Service Industries, Inc.                   700                       16
Pall Corp.                                        2,200                       52
Sara Lee Corp.                                   14,200                      269
Textron, Inc.                                     2,600                      143
Tyco International Ltd.                          35,100                    1,913
                                                                         -------
                                                                          13,432
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRIC - INTEGRATED--0.2%
Allegheny Energy, Inc.                            2,300                  $   111
NiSource, Inc.                                    3,700                      101
Xcel Energy, Inc.                                 6,200                      176
                                                                         -------
                                                                             388
                                                                         -------
ELECTRIC PRODUCTS--0.2%
Emerson Electric Co.                              7,800                      472
                                                                         -------

ELECTRICAL POWER--0.3%
American Electric Power Co., Inc.                 5,800                      268
Entergy Corp.                                     4,000                      154
Mirant Corp.*                                     6,200                      213
                                                                         -------
                                                                             635
                                                                         -------
ELECTRONIC COMPONENTS--2.3%
Advanced Micro Devices, Inc.*                     6,200                      179
Agilent Technologies, Inc.*                       8,300                      270
Intel Corp.                                     121,800                    3,560
Jabil Circuit, Inc.*                              3,500                      108
LSI Logic Corp.*                                  6,500                      122
Sanmina Corp.*                                    5,800                      137
Solectron Corp.*                                 11,800                      216
Tektronix, Inc.*                                  1,700                       46
Thomas & Betts Corp.                              1,100                       24
                                                                         -------
                                                                           4,662
                                                                         -------
ELECTRONICS - SEMICONDUCTORS--2.2%
Altera Corp.*                                     7,000                      202
Analog Devices, Inc.*                             6,500                      281
Applied Materials, Inc.*                         14,700                      730
Applied Micro Circuits Corp.*                     5,400                       93
Broadcom Corp.*                                   4,700                      200
Conexant Systems, Inc.*                           4,500                       40
KLA-Tencor Corp.*                                 3,400                      199
Linear Technology Corp.                           5,800                      257
Maxim Integrated Products, Inc.*                  5,900                      262
Micron Technology, Inc.                          10,800                      444
National Semiconductor Corp.*                     3,100                       90
Novellus Systems, Inc.*                           2,600                      148
QLogic Corp.*                                     1,700                      110
Teradyne, Inc.*                                   3,200                      106
Texas Instruments, Inc.                          31,400                      989
Vitesse Semiconductor Corp.*                      3,300                       69
Xilinx, Inc.*                                     6,000                      246
                                                                         -------
                                                                           4,466
                                                                         -------
ENERGY RESOURCES & SERVICES--2.7%
AES Corp.*                                        9,600                      413
Ameren Corp.                                      2,500                      107
American Power Conversion Corp.*                  3,500                       55
Calpine Corp.*                                    5,400                      204
Cinergy Corp.                                     2,900                      101
CMS Energy Corp.                                  2,400                       67
Consolidated Edison, Inc.                         3,800                      151
Constellation Energy Group                        3,000                      128
Dominion Resources, Inc.                          4,500                      271
DTE Energy Co.                                    3,000                      139
Duke Energy Corp.                                14,000                      546
Edison International                              5,900                       66

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enron Corp.                                       13,500                 $   662
Exelon Corp.                                       5,800                     372
FirstEnergy Corp.                                  4,100                     132
FPL Group, Inc.                                    3,200                     193
GPU, Inc.                                          2,200                      77
KeySpan Corp.                                      2,500                      91
Molex, Inc.                                        3,500                     128
Niagara Mohawk Holdings, Inc.*                     2,900                      51
PG&E Corp.                                         7,000                      78
Pinnacle West Capital Corp.                        1,500                      71
PPL Corp., Inc.                                    2,600                     143
Progress Energy, Inc.                              3,700                     166
Public Service Enterprise Group, Inc.              3,800                     186
Reliant Energy, Inc.                               5,400                     174
Southern Co.                                      12,400                     288
TXU Corp.                                          4,700                     226
Williams Cos., Inc.                                8,800                     290
                                                                         -------
                                                                           5,576
                                                                         -------
ENGINES--0.0%
Cummins Engine Co., Inc.                             700                      27
                                                                         -------
ENTERTAINMENT & LEISURE--0.6%
Harrah's Entertainment, Inc.*                      2,100                      74
The Walt Disney Co.                               37,900                   1,095
                                                                         -------
                                                                           1,169
                                                                         -------
FIBER OPTICS--0.3%
Corning , Inc.                                    16,900                     282
JDS Uniphase Corp.*                               23,800                     302
                                                                         -------
                                                                             584
                                                                         -------
FINANCE--8.3%
Ambac Financial Group, Inc.                        1,900                     111
American Express Co.                              24,000                     931
Bear Stearns Companies, Inc.                       1,900                     112
Capital One Financial Corp.                        3,800                     228
Charles Schwab Corp.                              25,100                     384
Citigroup, Inc.                                   91,100                   4,814
Countrywide Credit Industries, Inc.                2,100                      96
Equifax, Inc.                                      2,600                      95
Federal Home Loan Mortgage Corp.                  12,500                     875
Federal National Mortgage Association             18,100                   1,541
Franklin Resources, Inc.                           4,800                     220
H & R Block, Inc.                                  1,700                     110
Household International, Inc.                      8,400                     560
J.P. Morgan Chase & Co.                           36,000                   1,606
John Hancock Financial Services, Inc.              5,600                     225
Lehman Brothers Holdings, Inc.                     4,500                     350
MBIA, Inc.                                         2,700                     150
MBNA Corp.                                        15,400                     507
Merrill Lynch & Co., Inc.                         15,200                     901
Moody's Corp.                                      2,900                      97
Morgan Stanley Dean Witter & Co.                  20,200                   1,297
Paychex, Inc.                                      6,800                     272
Providian Financial Corp.                          5,200                     308
State Street Corp.                                 5,900                     292
Stilwell Financial, Inc.                           4,000                     134
T. Rowe Price Group, Inc.                          2,200                      83
USA Education,  Inc.                               3,000                     219

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Washington Mutual, Inc.                          15,900                  $   597
                                                                         -------
                                                                          17,115
                                                                         -------
FOODS--1.4%
Archer-Daniels-Midland Co.                       11,500                      150
Campbell Soup Co.                                 7,400                      191
ConAgra, Inc.                                     9,700                      192
General Mills, Inc.                               5,200                      228
Heinz (H.J.) Co.                                  6,300                      258
Hershey Foods Corp.                               2,500                      154
Kellogg Co.                                       7,400                      215
Quaker Oats Co.                                   2,400                      219
Ralston Purina Co.                                5,600                      168
SUPERVALU, Inc.                                   2,400                       42
SYSCO Corp.                                      12,200                      331
Unilever NV                                      10,400                      620
Wrigley (Wm.) Jr., Co.                            4,100                      192
                                                                         -------
                                                                           2,960
                                                                         -------
HEALTH & HOUSEHOLD--0.1%
Cintas Corp.                                      3,100                      143
                                                                         -------
HEALTHCARE--0.8%
HCA, Inc.                                         9,700                      438
HealthSouth Corp.*                                7,100                      113
Humana, Inc.*                                     3,100                       31
Manor Care, Inc.*                                 1,900                       60
McKesson HBOC, Inc.                               5,200                      193
Tenet Healthcare Corp.*                           5,900                      304
UnitedHealth Group, Inc.                          5,700                      352
Wellpoint Health Networks, Inc.*                  1,100                      104
                                                                         -------
                                                                           1,595
                                                                         -------
HOTELS & RESORTS--0.2%
Hilton Hotels Corp.                               6,700                       78
Marriott International, Inc.                      4,400                      208
Starwood Hotels & Resorts Worldwide, Inc.         3,600                      134
                                                                         -------
                                                                             420
                                                                         -------
HUMAN RESOURCES--0.0%
Robert Half International, Inc.                   3,200                       80
                                                                         -------
INSTRUMENTS - CONTROLS--0.1%
Johnson Controls, Inc.                            1,600                      116
Parker-Hannifin Corp.                             2,100                       89
Thermo Electron Corp.*                            3,300                       73
                                                                         -------
                                                                             278
                                                                         -------
INSTRUMENTS - SCIENTIFIC--0.1%
Millipore Corp.                                     900                       56
PerkinElmer, Inc.                                 1,800                       50
                                                                         -------
                                                                             106
                                                                         -------
INSURANCE--4.1%
Aetna, Inc.*                                      2,600                       67
AFLAC, Inc.                                       9,500                      299
Allstate Corp.                                   13,100                      576

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
American General Corp.                            9,000                  $   418
American International Group, Inc.               42,200                    3,629
Aon Corp.                                         4,700                      165
Chubb Corp.                                       3,200                      248
CIGNA Corp.                                       2,700                      259
Cincinnati Financial Corp.                        2,900                      115
Conseco, Inc.                                     6,100                       83
Hartford Financial Services Group, Inc.           4,300                      294
Jefferson-Pilot Corp.                             2,800                      135
Lincoln National Corp.                            3,400                      176
Loews Corp.                                       3,600                      232
Marsh & McLennan Cos., Inc.                       5,000                      505
MetLife, Inc.                                    13,600                      421
MGIC Investment Corp.                             1,900                      138
Progressive Corp.                                 1,300                      176
SAFECO Corp.                                      2,300                       67
St. Paul Cos., Inc.                               3,900                      198
Torchmark Corp.                                   2,300                       92
UnumProvident Corp.                               4,400                      141
                                                                         -------
                                                                           8,434
                                                                         -------
MACHINERY--0.4%
Black & Decker Corp.                              1,500                       59
Caterpillar, Inc.                                 6,200                      310
Deere & Co.                                       4,300                      163
Dover Corp.                                       3,700                      139
Ingersoll-Rand Co.                                2,900                      119
McDermott International, Inc.*                    1,100                       13
Snap-On, Inc.                                     1,000                       24
Stanley Works                                     1,500                       63
                                                                         -------
                                                                             890
                                                                         -------
MEDIA & COMMUNICATIONS--2.1%
AOL Time Warner*                                 80,300                    4,256
                                                                         -------
MEDICAL SERVICES & EQUIPMENT--2.2%
Amgen, Inc.*                                     18,900                    1,138
Bard (C.R.), Inc.                                   900                       51
Baxter International, Inc.                       10,700                      524
Becton, Dickinson & Co.                           4,700                      168
Biogen, Inc.*                                     2,700                      147
Biomet, Inc.                                      3,200                      154
Boston Scientific Corp.*                          7,300                      124
Cardinal Health, Inc.                             8,100                      559
Chiron Corp.  *                                   3,400                      173
Guidant Corp.*                                    5,600                      202
Medtronic, Inc.                                  21,900                    1,008
St. Jude Medical, Inc.*                           1,600                       96
Stryker Corp.                                     3,600                      197
                                                                         -------
                                                                           4,541
                                                                         -------
METAL COMPONENTS & PRODUCTS--0.6%
Alcan, Inc.                                       5,800                      244
Alcoa, Inc.                                      15,600                      615
Allegheny Technologies, Inc.                      1,500                       27
Freeport-McMoRan Copper & Gold, Inc.*             2,600                       29
Inco Ltd.*                                        3,300                       57

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nucor Corp.                                       1,400                  $    68
Phelps Dodge Corp.                                1,400                       58
Timken Co.                                        1,100                       19
USX-U.S. Steel Group                              1,600                       32
Worthington Industries, Inc.                      1,500                       20
                                                                         -------
                                                                           1,169
                                                                         -------
METALS & MINING--0.1%
Barrick Gold Corp.                                7,200                      109
Homestake Mining Co.                              4,800                       37
Newmont Mining Corp.                              3,500                       65
Placer Dome, Inc.                                 5,900                       58
                                                                         -------
                                                                             269
                                                                         -------
OFFICE SUPPLIES--0.0%
Avery Dennison Corp.                              2,000                      102
                                                                         -------

OIL & GAS--6.9%
Amerada Hess Corp.                                1,600                      129
Anadarko Petroleum Corp.                          4,500                      243
Apache Corp.                                      2,300                      117
Baker Hughes, Inc.                                6,100                      204
Burlington Resources, Inc.                        3,800                      152
Chevron Corp.                                    11,600                    1,050
Conoco, Inc.                                     11,300                      327
Devon Energy Corp.                                2,300                      121
Dynegy, Inc.                                      5,900                      274
El Paso Corp.                                     9,200                      483
EOG Resources, Inc.                               2,100                       75
Exxon Mobil Corp.                                62,500                    5,459
Halliburton Co.                                   7,800                      278
Kerr-McGee Corp.                                  1,700                      113
Kinder Morgan, Inc.                               2,100                      106
Nabors Industries, Inc.*                          2,700                      100
Nicor, Inc.                                         800                       31
Noble Drilling Corp.*                             2,400                       79
Occidental Petroleum Corp.                        6,700                      178
ONEOK, Inc.                                       1,100                       22
Peoples Energy Corp.                                600                       24
Phillips Petroleum Co.                            4,600                      262
Rowan Cos., Inc.*                                 1,700                       38
Royal Dutch Petroleum Co.                        38,800                    2,261
Schlumberger Ltd.                                10,400                      548
Sempra Energy                                     3,700                      101
Sunoco, Inc.                                      1,500                       55
Texaco, Inc.                                     10,000                      666
Tosco Corp.                                       2,800                      123
Transocean Sedco Forex, Inc.                      5,800                      239
Unocal Corp.                                      4,400                      150
USX - Marathon Group                              5,600                      165
                                                                         -------
                                                                          14,173
                                                                         -------
OPTICAL SUPPLIES--0.0%
Bausch & Lomb, Inc.                               1,000                       36
                                                                         -------
PAPER & RELATED PRODUCTS--0.5%
Boise Cascade Corp.                               1,000                       35
Georgia-Pacific Group                             4,100                      139
International Paper Co.                           8,800                      314

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                           1,900                  $    22
Mead Corp.                                        1,800                       49
Potlatch Corp.                                      500                       17
Temple-Inland, Inc.                                 900                       48
Westvaco Corp.                                    1,800                       44
Weyerhaeuser Co.                                  3,900                      214
Willamette Industries, Inc.                       2,000                       99
                                                                         -------
                                                                             981
                                                                         -------
PHARMACEUTICALS--9.2%
Abbott Laboratories                              28,100                    1,349
Allergan, Inc.                                    2,400                      205
American Home Products Corp.                     23,800                    1,391
Bristol-Myers Squibb Co.                         35,200                    1,841
Eli Lilly & Co.                                  20,400                    1,510
Forest Laboratories, Inc.*                        3,200                      227
Johnson & Johnson                                54,814                    2,741
King Pharmaceuticals, Inc.*                       3,100                      167
MedImmune, Inc.*                                  3,900                      184
Merck & Co., Inc.                                41,500                    2,652
Pfizer, Inc.                                    114,400                    4,582
Pharmacia Corp.                                  23,600                    1,084
Schering-Plough Corp.                            26,500                      960
Watson Pharmaceuticals, Inc.*                     1,900                      117
                                                                         -------
                                                                          19,010
                                                                         -------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.1%
Eastman Kodak Co.                                 5,300                      247
                                                                         -------
POWER CONVERSION--0.0%
Power-One, Inc.*                                  1,400                       23
                                                                         -------
PRINTING & PUBLISHING--0.3%
Donnelley (R.R.) & Sons Co.                       2,100                       62
Dow Jones & Co., Inc.                             1,600                       96
Knight-Ridder, Inc.                               1,300                       77
New York Times Co.                                2,900                      122
Tribune Co.                                       5,400                      216
                                                                         -------
                                                                             573
                                                                         -------
RESTAURANTS--0.5%
Darden Restaurants, Inc.                          2,100                       59
McDonald's Corp.                                 23,400                      633
Starbucks Corp.*                                  6,900                      155
Tricon Global Restaurants, Inc.*                  2,700                      119
Wendy's International, Inc.                       2,100                       54
                                                                         -------
                                                                           1,020
                                                                         -------
RETAIL--5.9%
Albertson's, Inc.                                 7,300                      219
AutoZone, Inc.*                                   2,000                       75
Bed, Bath & Beyond, Inc.*                         5,200                      156
Best Buy Co., Inc.*                               3,800                      241
Big Lots, Inc.*                                   2,100                       29
Circuit City Stores - Circuit City Group          3,800                       68
Costco Wholesale Corp.*                           8,200                      337
CVS Corp.                                         7,100                      274
Dillard's, Inc.                                   1,500                       23
Dollar General Corp.                              6,000                      117

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federated Department Stores, Inc.*                3,600                  $   153
Gap, Inc.                                        15,600                      452
Hasbro, Inc.                                      3,100                       45
Home Depot, Inc.                                 42,300                    1,969
Kmart Corp.*                                      8,900                      102
Kohl's Corp.*                                     6,000                      376
Kroger Co.*                                      14,700                      368
Limited, Inc.                                     7,700                      127
Liz Claiborne, Inc.                               1,000                       50
Longs Drug Stores Corp.                             700                       15
May Department Stores Co.                         5,400                      185
Nordstrom, Inc.                                   2,400                       45
Office Depot, Inc.*                               5,400                       56
Penney (J.C.) Company, Inc.                       4,800                      127
RadioShack Corp.                                  3,400                      104
Safeway, Inc.*                                    9,200                      442
Sears, Roebuck & Co.                              6,000                      254
Staples, Inc.*                                    8,300                      133
Target Corp.                                     16,300                      564
Tiffany & Co.                                     2,600                       94
TJX Cos., Inc.                                    5,100                      163
Toys "R" Us, Inc.*                                3,600                       89
Wal-Mart Stores, Inc.                            81,000                    3,953
Walgreen Co.                                     18,400                      628
Winn-Dixie Stores, Inc.                           2,500                       65
                                                                         -------
                                                                          12,098
                                                                         -------
SERVICES - COMMERCIAL--0.5%
Cendant Corp.*                                   15,400                      300
Concord EFS, Inc.*                                4,400                      229
Convergys Corp.*                                  3,100                       94
Fiserv, Inc.*                                     2,300                      147
IMS Health, Inc.                                  5,300                      151
Quintiles Transnational Corp.*                    2,100                       53
                                                                         -------
                                                                             974
                                                                         -------
TELECOMMUNICATIONS--6.9%
ADC Telecommunications, Inc.*                    14,200                       93
ALLTEL Corp.                                      5,700                      349
Andrew Corp.*                                     1,500                       28
AT&T Corp.                                       62,500                    1,375
Avaya, Inc.*                                      5,100                       70
BellSouth Corp.                                  34,000                    1,369
CenturyTel, Inc.                                  2,600                       79
Citizens Communications Co.*                      5,200                       63
Comverse Technology, Inc.*                        3,100                      178
Global Crossing Ltd.*                            16,100                      139
Lucent Technologies, Inc.                        61,700                      383
Motorola, Inc.                                   39,800                      659
Nextel Communications, Inc.*                     13,900                      244
Nortel Networks Corp.                            57,700                      525
Palm, Inc.*                                      10,300                       63
QUALCOMM, Inc.*                                  13,700                      801
Qwest Communications International, Inc.         30,100                      959
SBC Communications, Inc.                         61,000                    2,444
Scientific-Atlanta, Inc.                          3,000                      122
Sprint Corp.                                     16,100                      344
Sprint Corp. (PCS Group)*                        17,000                      411
Tellabs, Inc.*                                    7,400                      144

                                               NUMBER OF                 VALUE
                                                SHARES                   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Verizon Communications                           49,000                  $ 2,622
WorldCom, Inc.*                                  52,300                      741
                                                                         -------
                                                                          14,205
                                                                         -------
TRANSPORTATION & RELATED SERVICES--0.7%
AMR Corp.*                                        2,800                      101
Burlington Northern Santa Fe Corp.                7,100                      214
CSX Corp.                                         3,900                      141
Delta Air Lines, Inc.                             2,200                       97
FedEx Corp.*                                      5,600                      225
Norfolk Southern Corp.                            7,000                      145
Ryder System, Inc.                                1,100                       22
Southwest Airlines Co.                           13,800                      255
Union Pacific Corp.                               4,500                      247
US Airways Group, Inc.*                           1,200                       29
                                                                         -------
                                                                           1,476
                                                                         -------
TRAVEL SERVICES--0.1%
Sabre Holdings Corp.*                             2,400                      120
                                                                         -------
WASTE MANAGEMENT--0.2%
Allied Waste Industries, Inc.*                    3,600                       67
Waste Management, Inc.                           11,300                      348
                                                                         -------
                                                                             415
                                                                         -------
WHOLESALE DISTRIBUTOR--0.0%
Grainger (W.W.), Inc.                             1,700                       70
                                                                         -------

TOTAL COMMON STOCKS (COST $235,358)                                      199,699
                                                                         -------
--------------------------------------------------------------------------------
RIGHTS--0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights*
  (COST $0)                                       4,100                        -
                                                                         -------

                                                  Par
                                                 (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.2%
--------------------------------------------------------------------------------
U.S. Treasury Bills--0.2%
3.230%  02/28/02[Sagittarius]                   $    10                       10
3.400%  02/28/02[Sagittarius]                        60                       59
3.440%  02/28/02[Sagittarius]                        20                       19
3.450%  02/28/02[Sagittarius]                        20                       19
3.500%  02/28/02[Sagittarius]                       315                      308
3.520%  02/28/02[Sagittarius]                        15                       15
                                                                         -------

TOTAL U.S. TREASURY OBLIGATIONS
  (COST $430)                                                                430
                                                                         -------

                                                 NUMBER
                                               OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.9%
--------------------------------------------------------------------------------
RBB Sansom Street Fund - Money Market
  Portfolio
  (COST $5,912)                               5,912,335                    5,912
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (COST $241,700) (A)                                                    206,041

OTHER ASSETS IN EXCESS
  OF LIABILITIES--(0.0)%                                                      16
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE INDEX 500 FUND

                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 24,330,658
  SHARES OF COMMON STOCK ISSUED
  AND OUTSTANDING--100.0%                                              $ 206,057
                                                                       =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    8.47
                                                                       =========

------------------------
* Non-Income Producing Security
[Sagittarius] $429,749 market value held as collateral for the open futures contract.

(a) At June 30, 2001, the cost for Federal income tax purposes was $241,784,661. Net unrealized depreciation was $35,743,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,717,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $54,461,550

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE MID CAP GROWTH FUND

                                                                     NUMBER OF           VALUE
                                                                       SHARES            (000)
-------------------------------------------------------------------------------------------------
COMMON STOCKS--98.3%
-------------------------------------------------------------------------------------------------
ADVERTISING--3.2%
Getty Images, Inc.*                                                    20,620            $   541
Lamar Advertising Co.*                                                  8,040                346
TMP Worldwide, Inc.*                                                   12,070                722
                                                                                         -------
                                                                                           1,609
                                                                                         -------
AUTOMOBILES & RELATED--0.2%
Harley-Davidson, Inc.                                                   1,720                 81
                                                                                         -------
BEVERAGES--0.4%
Pepsi Bottling Group, Inc.                                              5,190                208
                                                                                         -------
BROADCAST/MEDIA--4.0%
Macrovision Corp.*                                                      8,720                592
Mediacom Communications Corp.*                                         16,140                256
Polycom, Inc.*                                                         16,410                375
Univision Communications, Inc.*                                        11,730                502
Westwood One, Inc.*                                                     8,420                310
                                                                                         -------
                                                                                           2,035
                                                                                         -------
CHEMICALS--1.0%
Air Products & Chemicals, Inc.                                          4,660                213
Cabot Microelectronics Corp.*                                           4,970                293
                                                                                         -------
                                                                                             506
                                                                                         -------
COMPUTER - INTERNET - CONTENT SERVICE--1.2%
DoubleClick, Inc.*                                                     29,940                415
HomeStore.com, Inc.*                                                    5,780                204
                                                                                         -------
                                                                                             619
                                                                                         -------
COMPUTER - INTERNET SERVICES & SOFTWARE--4.6%
i2 Technologies, Inc.*                                                 19,500                386
Interwoven, Inc.*                                                      14,370                243
Netegrity, Inc.*                                                       13,120                394
Openwave Systems, Inc.*                                                13,810                483
VeriSign, Inc.*                                                         7,180                427
Vignette Corp.*                                                        45,060                405
                                                                                         -------
                                                                                           2,338
                                                                                         -------
COMPUTER - NETWORK PRODUCTS & SERVICES--3.4%
Brocade Communications Systems, Inc.*                                  17,880                781
Extreme Networks, Inc.*                                                15,600                458
Micromuse, Inc.*                                                       17,230                472
                                                                                         -------
                                                                                           1,711
                                                                                         -------
COMPUTER - NETWORK SERVICES & SOFTWARE--3.5%
McDATA Corp.*                                                           9,030                185
ONI Systems Corp.*                                                     17,560                490
StorageNetworks, Inc.*                                                 39,170                665
Tellium, Inc.*                                                         20,660                407
                                                                                         -------
                                                                                           1,747
                                                                                         -------
COMPUTER SERVICES & SOFTWARE--8.2%
DST Systems, Inc.*                                                      4,220                222
Electronic Arts, Inc.*                                                 11,430                659
Internet Security Systems, Inc.*                                        2,160                107

                                                                    NUMBER OF            VALUE
                                                                      SHARES             (000)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Mercury Interactive Corp.*                                            5,250             $   313
NVIDIA Corp.*                                                         4,410                 408
Peregrine Systems, Inc.*                                             22,910                 661
Quest Software, Inc.*                                                12,440                 468
Rational Software Corp.*                                             20,340                 565
SmartForce Plc ADR*                                                  12,490                 440
THQ, Inc.*                                                            6,470                 337
                                                                                        -------
                                                                                          4,180
                                                                                        -------
COMPUTERS & OFFICE EQUIPMENT--0.7%
Apple Computer, Inc.*                                                15,720                 367
                                                                                        -------
CONSUMER PRODUCTS--0.6%
Mattel, Inc.                                                         17,160                 325
                                                                                        -------
DATA PROCESSING--0.7%
SEI Investments Co.                                                   7,810                 372
                                                                                        -------
EDUCATION--1.1%
Apollo Group, Inc.*                                                  12,710                 540
                                                                                        -------
ELECTRICAL POWER--1.1%
Capstone Turbine Corp.*                                              13,970                 311
Orion Power Holdings, Inc.*                                           9,290                 221
                                                                                        -------
                                                                                            532
                                                                                        -------
ELECTRONIC COMPONENTS--6.2%
Advanced Micro Devices, Inc.*                                        24,450                 706
Agere Systems, Inc.                                                  31,050                 233
Jabil Circuit, Inc.*                                                 16,480                 509
Lattice Semiconductor Corp.*                                          9,430                 233
LSI Logic Corp.*                                                     22,280                 419
Sanmina Corp.*                                                       32,400                 766
Semtech Corp. *                                                       9,280                 283
                                                                                        -------
                                                                                          3,149
                                                                                        -------
ELECTRONICS - SEMICONDUCTORS--9.8%
Amkor Technology, Inc.*                                               4,260                  95
Applied Micro Circuits Corp.*                                        32,520                 559
Broadcom Corp. *                                                      6,950                 295
Integrated Device Technology, Inc.*                                  10,760                 337
KLA-Tencor Corp.*                                                    12,130                 708
Lam Research Corp.*                                                  22,480                 672
Marvell Technology Group Ltd.*                                       10,100                 269
MKS Instruments, Inc.*                                                7,120                 211
Novellus Systems, Inc.*                                              14,450                 821
PMC-Sierra, Inc. (Canada) *                                          12,120                 378
QLogic Corp.*                                                         9,840                 638
                                                                                        -------
                                                                                          4,983
                                                                                        -------
ENERGY RESOURCES & SERVICES--0.8%
Aquila, Inc.*                                                         8,550                 211
Reliant Resources, Inc.*                                              7,120                 176
                                                                                        -------
                                                                                            387
                                                                                        -------
FIBER OPTICS--1.1%
Finisar Corp.*                                                       30,090                 561
                                                                                        -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONTINUED)
THE MID CAP GROWTH FUND

                                                                     NUMBER OF            VALUE
                                                                       SHARES             (000)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
FINANCE--3.5%
Capital One Financial Corp.                                             4,030            $   242
Instinet Group Corp.*                                                  19,160                357
Neuberger Berman, Inc.                                                  2,850                194
Providian Financial Corp.                                              13,290                787
TCF Financial Corp.                                                     4,400                204
                                                                                        --------
                                                                                           1,784
                                                                                        --------
FOODS--1.8%
General Mills, Inc.                                                    12,340                540
Suiza Foods Corp.*                                                      7,020                373
                                                                                        --------
                                                                                             913
                                                                                        --------
GAMING NON HOTELS--0.8%
International Game Technology, Inc.*                                    6,340                398
                                                                                        --------
HEALTHCARE--0.6%
HealthSouth Corp.*                                                     19,930                318
                                                                                        --------
HOTELS & RESORTS--0.7%
Starwood Hotels & Resorts Worldwide, Inc.                               8,800                328
                                                                                        --------
INSTRUMENTS - CONTROLS--1.1%
Thermo Electron Corp.*                                                  9,020                199
Waters Corp.*                                                          12,730                351
                                                                                        --------
                                                                                             550
                                                                                        --------
INSTRUMENTS - SCIENTIFIC--0.6%
Millipore Corp.                                                         4,850                301
                                                                                        --------
INSURANCE--1.5%
Nationwide Financial Services, Inc.                                     4,780                209
Phoenix Companies, Inc.*                                               13,650                254
Willis Group Holdings Ltd.*                                            16,830                299
                                                                                        --------
                                                                                             762
                                                                                        --------
MACHINERY--1.3%
SPX Corp.*                                                              5,270                660
                                                                                        --------
MANUFACTURING--0.4%
Coach, Inc.*                                                            5,130                195
                                                                                        --------
MEDICAL SERVICES & EQUIPMENT--10.0%
Biomet, Inc.                                                            9,300                447
Cephalon, Inc.*                                                         5,580                393
Cytyc Corp.*                                                           13,250                305
DENTSPLY International, Inc.                                            6,850                297
Genzyme Corp.*                                                         10,670                654
Henry Schein, Inc.*                                                    10,560                423
Inhale Therapeutic Systems, Inc.*                                       7,110                163


                                                                    NUMBER OF            VALUE
                                                                     SHARES              (000)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Invitrogen Corp.*                                                     8,660            $    610
Laboratory Corporation of America Holdings *                          5,810                 447
St. Jude Medical, Inc.*                                               7,660                 460
Universal Health Services, Inc.*                                     10,520                 479
Varian Medical Systems, Inc.*                                         5,670                 405
                                                                                       --------
                                                                                          5,083
                                                                                       --------
METAL COMPONENTS & PRODUCTS--0.5%
Alcan, Inc.                                                           6,540                 275
                                                                                       --------
OIL & GAS--3.0%
Cooper Cameron Corp.*                                                10,840                 605
Kerr-McGee Corp.                                                      5,570                 369
Noble Affiliates, Inc.                                                5,500                 194
Ocean Energy, Inc.                                                   21,030                 367
                                                                                       --------
                                                                                          1,535
                                                                                       --------
PHARMACEUTICALS--8.4%
Allergan, Inc.                                                        4,180                 357
AmeriSource Health Corp.*                                            10,680                 591
Andrx  Group*                                                         3,880                 299
Express Scripts, Inc.*                                                5,180                 284
Forest Laboratories, Inc.*                                            8,830                 627
IDEC Pharmaceuticals Corp.*                                           7,630                 516
King Pharmaceuticals, Inc.*                                          16,010                 861
Watson Pharmaceuticals, Inc.*                                        11,780                 726
                                                                                       --------
                                                                                          4,261
                                                                                       --------
RESTAURANTS--0.5%
Tricon Global Restaurants, Inc.*                                      6,030                 265
                                                                                       --------
RETAIL--4.5%
Abercrombie & Fitch Co.*                                              7,280                 324
Barnes & Noble, Inc.*                                                11,200                 441
Bed, Bath & Beyond, Inc.*                                            15,150                 454
Best Buy Co., Inc.*                                                   5,940                 377
CDW Computer Centers, Inc. *                                          9,560                 380
Tiffany & Co.                                                         8,850                 321
                                                                                       --------
                                                                                          2,297
                                                                                       --------
SERVICES - COMMERCIAL--3.4%
Cendant Corp.*                                                       17,140                 334
Fiserv, Inc.*                                                         9,060                 580
IMS Health, Inc.                                                     21,520                 613
Tetra Tech, Inc.*                                                     7,270                 198
                                                                                       --------
                                                                                          1,725
                                                                                       --------
TELECOMMUNICATIONS--3.9%
Broadwing, Inc.*                                                     14,010                 343
McLeodUSA, Inc.*                                                     69,340                 319
Sonus Networks, Inc.*                                                33,310                 774
Time Warner Telecom, Inc.*                                            5,840                 196
UTStarcom, Inc.*                                                     15,380                 371
                                                                                       --------
                                                                                          2,003
                                                                                       --------
TOTAL COMMON STOCKS
  (COST $46,558)                                                                         49,903
                                                                                       --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE MID CAP GROWTH FUND

                                                                    NUMBER OF           VALUE
                                                                     SHARES             (000)
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.4%
-------------------------------------------------------------------------------------------------
RBB Sansom Street Fund - Money Market Portfolio
  (COST $1,720)                                                     1,720,154            $ 1,720
                                                                                         -------
TOTAL INVESTMENTS--101.7%
  (COST $48,278) (a)                                                                      51,623

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.7%)                                                                   (837)
                                                                                         -------
NET ASSETS APPLICABLE TO 6,904,440
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                                        $ 50,786
                                                                                        ========
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                                          $   7.36
                                                                                        ========

------------------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2001 the cost for Federal income tax purposes was $49,943,124. Net unrealized appreciation was $1,680,311. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,909,703 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,229,392.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED)
THE MID CAP VALUE FUND

                                                      NUMBER              VALUE
                                                    OF SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS--92.8%
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS - EQUIPMENT--1.1%
Lear Corp.*                                           20,100           $   701
                                                                       --------

BANKING--3.9%
BB&T Corp.                                            20,300                745
Comerica, Inc.                                         8,500                490
Golden West Financial Corp.                            6,100                392
SouthTrust Corp.                                      33,200                866
                                                                       --------
                                                                          2,493
                                                                       --------
BROADCAST/MEDIA--7.6%
Belo (A.H.) Corp.                                     50,700                955
Cox Radio, Inc.*                                      28,300                788
Entercom Communications Corp.*                        12,900                692
Scripps (E.W.) Co.                                     7,200                497
USA Networks, Inc.*                                   29,900                837
Westwood One, Inc.*                                   27,600              1,017
                                                                       --------
                                                                          4,786
                                                                       --------
BUILDING PRODUCTS & SUPPLIES--0.9%
Vulcan Materials Co.                                  11,100                597
                                                                       --------

CHEMICALS--1.6%
Air Products & Chemicals, Inc.                        17,200                787
Cabot Corp.                                            6,700                241
                                                                       --------
                                                                          1,028
                                                                       --------
COMPUTER SERVICES & SOFTWARE--3.0%
Cadence Design Systems, Inc.*                         38,400                715
Computer Associates International, Inc.               22,100                796
Compuware Corp.*                                      26,700                374
                                                                       --------
                                                                          1,885
                                                                       --------
COMPUTERS & OFFICE EQUIPMENT--0.9%
Apple Computer, Inc.*                                 24,600                574
                                                                       --------

CRUISE LINES--1.5%
Carnival Corp.                                        31,600                970
                                                                       --------

DATA PROCESSING MANAGEMENT--0.8%
ChoicePoint, Inc. *                                   12,200                513
                                                                       --------


DIVERSIFIED OPERATIONS--2.6%
FMC Corp.*                                            11,600                795
Pall Corp.                                            35,700                840
                                                                       --------
                                                                          1,635
                                                                       --------
ELECTRICAL POWER--2.9%
American Electric Power Co., Inc.                     13,700                633
Entergy Corp.                                         12,500                480
Teco Energy, Inc.                                     22,900                698
                                                                       --------
                                                                          1,811
                                                                       --------

ELECTRONIC COMPONENTS--0.9%
Arrow Electronics, Inc.                               24,100                585
                                                                       --------

ELECTRONICS - SEMICONDUCTORS--1.2%
Lam Research Corp.*                                   13,600                407
Photronics, Inc.*                                     14,600                374
                                                                       --------
                                                                            781
                                                                       --------

                                                      NUMBER              VALUE
                                                    OF SHARES             (000)
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES--4.0%
Dominion Resources, Inc.                              10,300           $    619
DPL, Inc.                                             16,800                487
Exelon Corp.                                          13,450                862
UtiliCorp United, Inc.                                17,700                541
                                                                       --------
                                                                          2,509
                                                                       --------
FINANCE--18.6%
Ambac Financial Group, Inc.                           13,800                803
Astoria Financial Corp.                               15,700                852
Capital One Financial Corp.                           14,500                870
Dime Bancorp, Inc.                                    27,500              1,024
Dun & Bradstreet Corp. *                              27,250                768
Federated Investors, Inc.                             26,800                863
Golden State Bancorp, Inc.                            15,300                471
GreenPoint Financial Corp.                            28,000              1,075
H & R Block, Inc.                                     18,400              1,188
Heller Financial, Inc.                                25,500              1,020
John Hancock Financial Services, Inc.                 21,900                882
Lehman Brothers Holdings, Inc.                         7,100                552
MBIA, Inc.                                            19,150              1,066
Moody's Corp.                                          9,600                322
                                                                       --------
                                                                         11,756
                                                                       --------
HEALTHCARE--2.0%
Omnicare, Inc.                                        62,500              1,263
                                                                       --------

INSTRUMENTS - CONTROLS--1.1%
Johnson Controls, Inc.                                 9,800                710
                                                                       --------



INSURANCE--7.6%
Chubb Corp.                                           10,500                813
Loews Corp.                                            9,800                631
Phoenix Cos., Inc.*                                   16,000                298
Radian Group, Inc.                                    17,400                704
UnumProvident Corp.                                   24,700                793
Willis Group Holdings Ltd.*                           28,600                508
XL Capital Ltd.                                       13,300              1,092
                                                                       --------
                                                                          4,839
                                                                       --------
MACHINERY--0.8%
SPX Corp.*                                             3,800                476
                                                                       --------

MEDICAL - BIOMEDICAL/GENE--0.7%
ICN Pharmaceuticals, Inc.                             14,200                450
                                                                       --------

MEDICAL SERVICES & EQUIPMENT--4.3%
Beckman Coulter, Inc.                                 20,200                824
Becton, Dickinson & Co.                               32,100              1,149
Bergen Brunswig Corp.                                 39,700                763
                                                                       --------
                                                                          2,736
                                                                       --------
METAL COMPONENTS & PRODUCTS--1.5%
Alcan, Inc.                                           13,500                567
Precision Castparts Corp.                             10,900                408
                                                                       --------
                                                                            975
                                                                       --------
OIL & GAS--7.0%
Anadarko Petroleum Corp.                               5,500                297

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
THE MID CAP VALUE FUND

                                                      NUMBER              VALUE
                                                    OF SHARES             (000)
--------------------------------------------------------------------------------
Apache Corp.                                          10,300           $    523
Burlington Resources, Inc.                            11,800                471
Devon Energy Corp.                                     5,800                305
EOG Resources, Inc.                                   15,000                533
Louis Dreyfus Natural Gas Corp.*                      12,100                422
Mitchell Energy & Development Corp.                    9,700                449
Rowan Cos., Inc.*                                     12,900                285
USX - Marathon Group                                  13,500                398
Weatherford International, Inc.*                       8,400                403
XTO Energy, Inc.                                      23,250                334
                                                                       --------
                                                                          4,420
                                                                       --------
PRINTING & PUBLISHING--2.6%
Knight-Ridder, Inc.                                   22,300              1,322
Valassis Communications, Inc.*                         9,000                322
                                                                       --------
                                                                          1,644
                                                                       --------
RESTAURANTS--0.7%
Tricon Global Restaurants, Inc.*                      10,700                470
                                                                       --------

RETAIL--5.0%
AutoZone, Inc.*                                       25,300                949
Barnes & Noble, Inc.*                                 11,600                456
May Department Stores Co.                             19,100                654
Radio Shack Corp.                                     18,800                573
Ross Stores, Inc.                                     22,300                523
                                                                       --------
                                                                          3,155
                                                                       --------
SERVICES - COMMERCIAL--1.3%
Viad Corp.                                            30,800                813
                                                                       --------

TELECOMMUNICATIONS--2.9%
Broadwing, Inc.*                                      48,200              1,179
Telephone and Data Systems, Inc.                       5,800                631
                                                                       --------
                                                                          1,810
                                                                       --------
TRANSPORTATION & RELATED SERVICES--1.2%
Teekay Shipping Corp.                                 18,800                752
                                                                       --------

WASTE MANAGEMENT--2.6%
Waste Management, Inc.                                52,700              1,624
                                                                       --------

TOTAL COMMON STOCKS                                                      58,761
 (COST $54,384)                                                        --------


--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--4.8%
--------------------------------------------------------------------------------
APARTMENTS--1.8%
Archstone Communities Trust                           12,300                317
Avalonbay Communities, Inc.                            6,900                323
Equity Residential Properties Trust                    9,100                515
                                                                       --------
                                                                          1,155
                                                                       --------

                                                      NUMBER              VALUE
                                                    OF SHARES             (000)
--------------------------------------------------------------------------------
DIVERSIFIED--1.5%
Vornado Realty Trust                                  24,000           $    937
                                                                       --------

OFFICE PROPERTY--1.5%
Boston Properties, Inc.                               22,700                928
                                                                       --------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
 (COST $2,873)                                                            3,020
                                                                       --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - Fed Fund                                   971,025                971
BlackRock Provident Institutional
  Funds - T-Fund                                     971,025                971
                                                                       --------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,942)                                                            1,942
                                                                       --------

TOTAL INVESTMENTS--100.7%
 (COST $59,199) (A)                                                      63,723
                                                                       --------
LIABILITIES IN EXCESS
 OF OTHER ASSETS--(-0.7%)                                                  (426)
                                                                       --------

NET ASSETS APPLICABLE TO 5,377,118
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                        $ 63,297
                                                                       ========


NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                            $  11.77
                                                                       ========

------------------------------------
* Non-Income Producing Security


(a)At June 30, 2001, the cost for Federal income tax purposes was $59,402,675. Net unrealized appreciation was $4,320,754. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,524,490 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,203,736.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2001
(DOLLAR AMOUNTS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY           QUALITY      HIGH YIELD
                                                                                MARKET           BOND           BOND
                                                                                FUND             FUND           FUND
                                                                               -------          ------         ------
INVESTMENT INCOME:
Dividends .................................................................  $      -           $    -        $   265
Interest ..................................................................     2,773            3,756          3,054
Foreign tax withheld ......................................................         -                -              -
                                                                             --------           ------        -------
  Total investment income .................................................     2,773            3,756          3,319
                                                                             --------           ------        -------
EXPENSES:
Investment advisory fees ..................................................       101              185            156
Administration fees .......................................................        77               80             47
Accounting fees ...........................................................        38               39             23
Custodian fees and expenses ...............................................        15               12              9
Other expenses ............................................................        32               29             42
                                                                             --------           ------        -------
  Total expenses ..........................................................       263              345            277
  Less: Expense waivers ...................................................         -                -              4
                                                                             --------           ------        -------
    Net expenses ..........................................................       263              345            273
                                                                             --------           ------        -------
NET INVESTMENT INCOME (LOSS) ..............................................     2,510            3,411          3,046
                                                                             --------           ------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions .....................         6            2,390         (2,933)
  Net realized foreign exchange gain (loss) ...............................         -                -            (33)
  Change in net unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ..................         -           (1,425)         2,021
                                                                             --------           ------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....................         6              965           (945)
                                                                             --------           ------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........  $  2,516           $4,376        $ 2,101
                                                                             ========           ======        =======

                                                                                GROWTH        LARGE CAP       FLEXIBLY
                                                                                EQUITY          VALUE         MANAGED
                                                                                FUND            FUND            FUND
                                                                               -------         ------          ------

INVESTMENT INCOME:
Dividends .................................................................  $    861           $2,596        $ 3,908
Interest ..................................................................       349              125          5,567
Foreign tax withheld ......................................................         -              (22)           (29)
                                                                             --------           ------        -------
  Total investment income .................................................     1,210            2,699          9,446
                                                                             --------           ------        -------

EXPENSES:
Investment advisory fees ..................................................       741              759          1,454
Administration fees .......................................................       179              190            364
Accounting fees ...........................................................        72               76            115
Custodian fees and expenses ...............................................        17               20             34
Other expenses ............................................................        83               64            100
                                                                             --------           ------        -------
  Total expenses ..........................................................     1,092            1,109          2,067
  Less: Expense waivers ...................................................         -                -              -
                                                                             --------           ------        -------
    Net expenses ..........................................................     1,092            1,109          2,067
                                                                             --------           ------        -------
NET INVESTMENT INCOME (LOSS) ..............................................       118            1,590          7,379
                                                                             --------           ------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions .....................   (50,528)           6,797         22,121
  Net realized foreign exchange loss                                                -                -           (164)
  Change in net unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ..................    (2,282)          (6,133)        10,512
                                                                             --------           ------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....................   (52,810)             664         32,469
                                                                             --------           ------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........  ($52,692)          $2,254        $39,848
                                                                             ========           ======        =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

-----------------------------------------------------------------------
 INTERNATIONAL      SMALL CAP        EMERGING         LIMITED
   EQUITY            VALUE            GROWTH        MATURITY BOND
    FUND             FUND              FUND             FUND
 -------------      ---------        --------       -------------

   $  1,911           $  276         $     36          $    -
        107               63              247             393
       (284)               -                -               -
   --------          -------         --------          ------
      1,734              339              283             393
   --------          -------         --------          ------


        703              301              524              18
        124               53              108               9
         62               27               49              12
         73               11               17               4
         56               19               44               5
   --------          -------         --------          ------
      1,018              411              742              48
          -                6                -               -
   --------          -------         --------          ------
      1,018              405              742              48
   --------          -------         --------          ------
        716              (66)            (459)            345
   --------          -------         --------          ------


     (8,148)           2,712          (37,527)             72
      2,117                -                -               -

    (34,774)           9,367           27,119               7
   --------          -------         --------          ------
    (40,805)          12,079          (10,408)             79
   --------          -------         --------          ------
   ($40,089)         $12,013         ($10,867)         $  424
   ========          =======         ========          ======

  GROWTH AND          INDEX           MID CAP          MID CAP
    INCOME             500            GROWTH            VALUE
     FUND              FUND            FUND             FUND
  ----------          -----           -------          -------

   $    158          $ 1,216         $     35          $  382
         34              212               26              59
          -              (10)               -               -
   --------          -------         --------          ------
        192            1,418               61             441
   --------          -------         --------          ------


         67               72              169             167
         20              155               36              45
         14               64               18              23
          3               21               21              13
          9               64               16              17
   --------          -------         --------          ------
        113              376              260             265
          -              117               18               -
   --------          -------         --------          ------
        113              259              242             265
   --------          -------         --------          ------
         79            1,159             (181)            176
   --------          -------         --------          ------


     (3,699)          (1,313)         (13,687)          4,291
          -                -                -               -

       (810)         (14,521)           4,988          (5,227)
   --------          -------         --------          ------
     (4,509)         (15,834)          (8,699)           (936)
   --------          -------         --------          ------
    ($4,430)        ($14,675)         ($8,880)          ($760)
   ========          =======         ========          ======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 MONEY MARKET FUND
                                                                                           ------------------------------
                                                                                           SIX MONTHS           YEAR
                                                                                              ENDED             ENDED
                                                                                            06/30/01         DECEMBER 31,
                                                                                           (UNAUDITED)          2000
                                                                                           -----------      -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) ..........................................................    $     2,510      $      5,279
Net realized gain (loss) on investment transactions ...................................              6                (4)
Net realized foreign exchange loss ....................................................              -                 -
Net change in unrealized appreciation/depreciation of investments, futures
 contracts and foreign currency related items .........................................              -                 -
                                                                                           -----------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................          2,516             5,275
                                                                                           -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................................................         (2,510)           (5,279)
Net realized capital gains ............................................................              -                 -
In excess of realized capital gains ...................................................              -                 -
Undistributed net invesment income due to change in premium amortization ..............              -                 -
                                                                                           -----------      ------------
  TOTAL DISTRIBUTIONS .................................................................         (2,510)           (5,279)
                                                                                           -----------      ------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets from capital share transactions .................         18,937            (7,612)
Net increase in net assets due to fund mergers ........................................              -            15,080
                                                                                           -----------      ------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .........         18,937             7,468
                                                                                           -----------      ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................................         18,943             7,464

Net Assets, beginning of period .......................................................         94,045            86,581
                                                                                           -----------      ------------

NET ASSETS, END OF PERIOD .............................................................    $   112,988      $     94,045
                                                                                           ===========      ============


                                                                                                QUALITY BOND FUND
                                                                                           ------------------------------
                                                                                           SIX MONTHS           YEAR
                                                                                              ENDED             ENDED
                                                                                            06/30/01         DECEMBER 31,
                                                                                           (UNAUDITED)          2000
                                                                                           -----------      -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) ..........................................................    $     3,411      $      4,856
Net realized gain (loss) on investment transactions ...................................          2,390             2,743
Net realized foreign exchange gain (loss) .............................................              -                 -
Net change in unrealized appreciation/depreciation of investments, futures
 contracts and foreign currency related items .........................................         (1,425)            2,680
                                                                                           -----------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................          4,376            10,279
                                                                                           -----------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................................................              -            (7,784)
Net realized capital gains ............................................................              -            (1,582)
In excess of realized capital gains ...................................................              -              (152)
Undistributed net invesment income due to change in premium amortization ..............              -                 -
                                                                                           -----------      ------------
  TOTAL DISTRIBUTIONS .................................................................              -            (9,518)
                                                                                           -----------      ------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets from capital share transactions .................         10,960            (2,562)
Net increase in net assets due to fund mergers ........................................              -            41,899
                                                                                           -----------      ------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .........         10,960            39,337
                                                                                           -----------      ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................................         15,336            40,098

Net Assets, beginning of period .......................................................         96,073            55,975
                                                                                           -----------      ------------

NET ASSETS, END OF PERIOD .............................................................    $   111,409      $     96,073
                                                                                           ===========      ============

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.


   THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS

       HIGH YIELD BOND FUND                    GROWTH EQUITY FUND                    LARGE CAP VALUE FUND*
   ------------------------------         -------------------------------          ---------------------------
    SIX MONTHS          YEAR               SIX MONTHS           YEAR               SIX MONTHS        YEAR
      ENDED             ENDED                ENDED              ENDED                ENDED           ENDED
    06/30/01         DECEMBER 31,          06/30/01          DECEMBER 31,           06/30/01      DECEMBER 31,
   (UNAUDITED)          2000              (UNAUDITED)           2000               (UNAUDITED)       2000
   ------------     -------------         ------------       ------------          -----------    ------------
   $     3,046      $      6,274          $       118        $      (903)          $    1,590     $     3,274
        (2,933)           (2,981)             (50,528)             3,532                6,797          33,420
           (33)             (111)                   -                 -                     -               -

         2,021            (5,390)              (2,282)          (106,767)              (6,133)        (10,003)
   -----------      ------------          -----------        -----------           ----------     -----------
         2,101            (2,208)             (52,692)          (104,138)               2,254          26,691
   -----------      ------------          -----------        -----------           ----------     -----------


             -           (12,739)                   -                  -                    -          (7,172)
             -                 -                    -            (61,178)                 (51)        (75,872)
             -                 -                    -                  -              (43,353)              -
           (47)                -                    -                  -                    -               -
   -----------      ------------          -----------        -----------           ----------     -----------
           (47)          (12,739)                   -           (104,531)                 (51)        (83,044)
   -----------      ------------          -----------        -----------           ----------     -----------


        10,181            (3,831)              57,389             34,010               34,752         (13,001)
             -                 -                    -            106,412                    -               -
   -----------      ------------          -----------        -----------           ----------     -----------
        10,181            (3,831)              57,389            140,422               34,752         (13,001)
   -----------      ------------          -----------        -----------           ----------     -----------

        12,235           (18,778)               4,697            (68,247)              36,955         (69,354)

        51,150            69,928              216,016            284,263              221,583         290,937
   -----------      ------------          -----------        -----------           ----------     -----------

   $    63,385      $     51,150          $   220,713        $   216,016           $  258,538     $   221,583
   ===========      ============          ===========        ===========           ==========     ===========


        FLEXIBLY MANAGED FUND                INTERNATIONAL EQUITY FUND             SMALL CAP VALUE FUND**
   --------------------------------       -------------------------------       -----------------------------
    SIX MONTHS            YEAR             SIX MONTHS           YEAR            SIX MONTHS          YEAR
      ENDED               ENDED              ENDED              ENDED             ENDED             ENDED
    06/30/01           DECEMBER 31,        06/30/01          DECEMBER 31,        06/30/01        DECEMBER 31,
   (UNAUDITED)            2000            (UNAUDITED)           2000            (UNAUDITED)         2000
   ------------       -------------       ------------       ------------       -----------      ------------
   $     7,379        $     12,652        $       716        $      (171)       $      (66)      $       193
        22,121              18,598             (8,148)            19,899             2,712             7,597
          (164)               (436)             2,117             (1,415)                -                 -

        10,512              54,947            (34,774)           (60,991)            9,367            (1,965)
   -----------        ------------        -----------        -----------        ----------       -----------
        39,848              85,761            (40,089)           (42,678)           12,013             5,825
   -----------        ------------        -----------        -----------        ----------       -----------


           (29)            (31,307)                 -             (1,125)                -              (474)
          (435)            (56,349)                 -            (40,900)           (1,337)           (5,613)
             -                   -                  -             (7,161)                -
         2,136                   -                  -                  -                 -                 -
   -----------        ------------        -----------        -----------        ----------       -----------
         1,672             (87,656)                 -            (49,186)           (1,337)           (6,087)
   -----------        ------------        -----------        -----------        ----------       -----------


        37,565             (48,582)            26,021             38,911            14,968            11,000
             -                   -                  -                  -                 -                 -
   -----------        ------------        -----------        -----------        ----------       -----------
        37,565             (48,582)            26,021             38,911            14,968            11,000
   -----------        ------------        -----------        -----------        ----------       -----------

        79,085             (50,477)           (14,068)           (52,953)           25,644            10,738

       432,379             482,856            162,359            215,312            55,677            44,939
   -----------        ------------        -----------        -----------        ----------       -----------

   $   511,464        $    432,379        $   148,291        $   162,359        $   81,321       $    55,677
   ===========        ============        ===========        ===========        ==========       ===========

   THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                              EMERGING GROWTH FUND
                                                                                        --------------------------------
                                                                                        SIX MONTHS            YEAR
                                                                                           ENDED              ENDED
                                                                                         06/30/01           DECEMBER 31,
                                                                                        (UNAUDITED)            2000
                                                                                        -----------         ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) ..........................................................  $   (459)           $ (1,451)
Net realized gain (loss) on investment transactions ...................................   (37,527)             23,063
Net realized foreign exchange gain (loss) .............................................         -                   -
Net change in unrealized appreciation/depreciation of investments, futures
  contracts and foreign currency related items ........................................    27,119             (95,611)
                                                                                         --------            --------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   (10,867)            (73,999)
                                                                                         --------            --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................................................         -                   -
Net realized capital gains ............................................................    (2,849)            (56,296)
In excess of realized capital gains ...................................................         -                   -
Undistributed net invesment income due to change in premium amortization ..............         -                   -
                                                                                         --------            --------
  TOTAL DISTRIBUTIONS .................................................................    (2,849)            (56,296)
                                                                                         --------            --------

CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital share transactions ...............    27,868              86,656
  Net increase in net assets due to fund mergers ......................................         -                   -
                                                                                         --------            --------
    TOTAL NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..................    27,868              86,656
                                                                                         --------            --------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................................    14,152             (43,639)

Net Assets, beginning of year or period ...............................................   139,774             183,413
                                                                                         --------            --------
NET ASSETS, END OF YEAR OR PERIOD .....................................................  $153,926            $139,774
                                                                                         ========            ========

                                                                                          LIMITED MATURITY BOND FUND
                                                                                        -------------------------------
                                                                                        SIX MONTHS           PERIOD
                                                                                          ENDED               ENDED
                                                                                         06/30/01          DECEMBER 31,
                                                                                        (UNAUDITED)            2000+
                                                                                        -----------        -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................................................   $   345             $   448
Net realized gain on investment transactions ..........................................        72                 187
Net realized foreign exchange gain (loss) .............................................         -                   -
Net change in unrealized appreciation/depreciation of investments, futures
  contracts and foreign currency related items ........................................         7                 143
                                                                                          -------             -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................       424                 778
                                                                                          -------             -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................................................         -                (448)
Net realized capital gains ............................................................         -                (187)
In excess of realized capital gains ...................................................         -                   -
                                                                                          -------             -------
  TOTAL DISTRIBUTIONS .................................................................         -                (635)
                                                                                          -------             -------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets from capital share transactions ............................     1,104              10,755
                                                                                          -------             -------

TOTAL INCREASE IN NET ASSETS ..........................................................     1,528              10,898

Net Assets, beginning of year period ..................................................    10,898                   -
                                                                                          -------             -------
NET ASSETS, END OF YEAR PERIOD ........................................................   $12,426             $10,898
                                                                                          =======             =======

+ For the period from May 1, 2000, (commencement of operations) through December
  31, 2000.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------

   GROWTH AND INCOME FUND                    INDEX 500 FUND                       MID CAP GROWTH FUND
-------------------------------       -------------------------------     ----------------------------------
 SIX MONTHS          YEAR              SIX MONTHS            YEAR          SIX MONTHS              YEAR
   ENDED             ENDED               ENDED              ENDED            ENDED                 ENDED
  06/30/01         DECEMBER 31,         06/30/01         DECEMBER 31,       06/30/01            DECEMBER 31,
(UNAUDITED)          2000+            (UNAUDITED)           2000+         (UNAUDITED)              2000+
-----------        ------------       -----------        ------------     -----------           ------------
 $    79             $    88           $  1,159            $  1,644         $  (181)              $  (218)
  (3,699)             (3,906)            (1,313)               (423)        (13,687)               (7,414)
       -                   -                  -                   -             -                       -

    (810)                933            (14,521)            (21,148)          4,988                (1,643)
 -------             -------           --------            --------         -------               -------
  (4,430)             (2,885)           (14,675)            (19,927)         (8,880)               (9,275)
 -------             -------           --------            --------         -------               -------


       -                 (88)                 -              (1,644)              -                     -
    (431)                  -                  -                 (86)              -                     -
       -              (1,365)                 -                (145)              -                     -
       -                   -                  -                   -               -                     -
 -------             -------           --------            --------         -------               -------
    (431)             (1,453)                 -              (1,875)              -                     -
 -------             -------           --------            --------         -------               -------


      88              (7,400)             7,334             235,200           4,861                64,080
       -              41,837                  -                   -               -                     -
 -------             -------           --------            --------         -------               -------
      88              34,437              7,334             235,200           4,861                64,080
 -------             -------           --------            --------         -------               -------

  (4,773)             30,099             (7,341)            213,398          (4,019)               54,805

  30,099                   -            213,398                   -          54,805                     -
 -------             -------           --------            --------         -------               -------

 $25,326             $30,099           $206,057            $213,398         $50,786               $54,805
 =======             =======           ========            ========         =======               =======


      MID CAP VALUE FUND
-------------------------------
 SIX MONTHS          PERIOD
   ENDED             ENDED
  06/30/01         DECEMBER 31,
(UNAUDITED)           2000+
-----------        ------------

 $   176             $   139
   4,291               2,075
       -                   -

  (5,227)              9,751
 -------             -------
    (760)             11,965
 -------             -------


       -                (139)
       -              (2,278)
       -                   -
 -------             -------
       -              (2,417)
 -------             -------


   4,519              49,990
 -------             -------

   3,759              59,538

  59,538                   -
 -------             -------

 $63,297             $59,538
 =======             =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Period

                                             SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001          -----------------------------------------------------------
                                               (UNAUDITED)             2000        1999      1998            1997         1996
                                             ----------------        -------     -------    -------         -------      -------
Net asset value, beginning of period or year ..     $1.00              $1.00       $1.00      $1.00           $1.00        $1.00
                                                 --------            -------     -------    -------         -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................    0.0244             0.0583      0.0456     0.0489          0.0503       0.0489
                                                 --------            -------     -------    -------         -------      -------
  Total from investment operations ............    0.0244             0.0583      0.0456     0.0489          0.0503       0.0489
                                                 --------            -------     -------    -------         -------      -------
LESS DISTRIBUTIONS:
Dividend from net investment income ...........   (0.0244)           (0.0583)    (0.0456)   (0.0489)        (0.0503)     (0.0489)
                                                 --------            -------     -------    -------         -------      -------
Net asset value, end of period or year ........     $1.00              $1.00       $1.00      $1.00           $1.00        $1.00
                                                 ========            =======     =======    =======         =======      =======
  Total return ................................     2.47%              5.99%       4.66%      5.00%           5.15%        5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands) ..................................  $112,988            $94,045     $86,581    $53,626         $37,476      $34,501
                                                 ========            =======     =======    =======         =======      =======
Ratio of expenses to average net assets .......     0.51% (a)          0.58%       0.72%      0.72%           0.70%        0.73% (b)
                                                 ========            =======     =======    =======         =======      =======
Ratio of net investment income
  to average net assets .......................     4.87% (a)          5.89%       4.60%      4.88%           5.04%        4.88% (b)
                                                 ========            =======     =======    =======         =======      =======

---------------------
(A) ANNUALIZED.
(B) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.74% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.87% FOR THE YEAR ENDED DECEMBER 31,1996.

================================================================================================================================
THE QUALITY BOND FUND
For a Share Outstanding During the Period
                                             SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001          -----------------------------------------------------------
                                               (UNAUDITED)             2000         1999      1998            1997        1996
                                             ----------------        -------      -------    -------         -------     -------
Net asset value, beginning of period or year ...  $10.33              $10.40       $10.40     $10.20          $10.00      $10.24
                                                --------             -------      -------    -------         -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.33                0.52         0.54       0.51            0.60        0.66
Net realized and unrealized gain (loss)
  on investment transactions ...................    0.11                0.66        (0.54)      0.53            0.20       (0.24)
                                                --------             -------      -------    -------         -------     -------
  Total from investment operations .............    0.44                1.18         0.00       1.04            0.80        0.42
                                                --------             -------      -------    -------         -------     -------
LESS DISTRIBUTIONS:
Dividend from net investment income ............    0.00               (1.06)        0.00      (0.51)          (0.60)      (0.66)
Distribution from net realized gains ...........    0.00               (0.17)        0.00      (0.33)           0.00        0.00
Distribution in excess of net realized gains ...    0.00               (0.02)        0.00       0.00            0.00        0.00
                                                --------             -------      -------    -------         -------     -------
  Total distributions ..........................    0.00               (1.25)        0.00      (0.84)          (0.60)      (0.66)
                                                --------             -------      -------    -------         -------     -------
Net asset value, end of period or year .........  $10.77              $10.33       $10.40     $10.40          $10.20      $10.00
                                                ========             =======      =======    =======         =======     =======
  Total return .................................   4.26%              12.00%        0.00%     10.17%           8.03%       4.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands) ...................................$111,409             $96,073      $55,975    $53,505         $40,077     $37,611
                                                ========             =======      =======    =======         =======     =======
Ratio of expenses to average net assets ........   0.65% (a)           0.68%        0.77%      0.77%           0.75%       0.77% (b)
                                                ========             =======      =======    =======         =======     =======
Ratio of net investment income
  to average net assets ........................   6.40% (a)           5.92%        5.21%      5.26%           5.87%       6.03% (b)
                                                ========             =======      =======    =======         =======     =======
Portfolio turnover rate ........................  432.2%            1,046.5%       815.1%     477.2%          317.3%      107.6%
                                                ========             =======      =======    =======         =======     =======

-------------------
(A) ANNUALIZED.
(B) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.78% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 6.02% FOR THE YEAR ENDED DECEMBER 31, 1996.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Period

                                             SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001          -----------------------------------------------------------
                                               (UNAUDITED)             2000        1999      1998            1997         1996
                                             ----------------        -------     -------    -------         -------      -------
Net asset value, beginning of period or year ....   $7.45              $9.58       $9.19      $9.52           $8.91        $8.44
                                                  -------            -------     -------    -------         -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...........................    0.37               0.91        0.89       0.79            0.80         0.70
Net realized and unrealized gain (loss)
  on investment transactions ....................   (0.10)             (1.24)      (0.50)     (0.33)           0.61         0.47
                                                  -------            -------     -------    -------         -------      -------
  Total from investment operations ..............    0.27              (0.33)       0.39       0.46            1.41         1.17
                                                  -------            -------     -------    -------         -------      -------
LESS DISTRIBUTIONS:
Dividend from net investment income .............    0.00              (1.80)       0.00      (0.79)          (0.80)       (0.70)
                                                  -------            -------     -------    -------         -------      -------
Net asset value, end of period or year ..........   $7.72              $7.45       $9.58      $9.19           $9.52        $8.91
                                                  =======            =======     =======    =======         =======      =======
  Total return ..................................   3.62%             (3.69%)      4.24%      4.75%          15.78%       13.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands) .................................... $63,385            $51,150     $69,928    $69,003         $59,138      $44,042
                                                  =======            =======     =======    =======         =======      =======
Ratio of expenses to average net assets .........   0.88% (a)(b)       0.87% (b)   0.85%      0.82%           0.81%        0.84%
                                                  =======            =======     =======    =======         =======      =======
Ratio of net investment income
  to average net assets .........................   9.78% (a)(b)      10.07% (b)   9.11%      8.30%           8.96%        8.14%
                                                  =======            =======     =======    =======         =======      =======
Portfolio turnover rate .........................   40.6%              65.4%       78.2%      82.7%          111.3%       118.5%
                                                  =======            =======     =======    =======         =======      =======

------------------------
(A) ANNUALIZED.
(B) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.89% AND 0.91%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 9.77% AND 10.04%, RESPECTIVELY FOR THE PERIOD ENDED JUNE 30, 2001 AND THE YEAR ENDED DECEMBER 31, 2000.

================================================================================================================================
THE GROWTH EQUITY FUND
For a Share Outstanding During the Period
                                             SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001          -----------------------------------------------------------
                                               (UNAUDITED)             2000        1999      1998            1997         1996
                                             ----------------        -------     -------    -------         -------      -------
Net asset value, beginning of period or year ..    $20.19             $41.41      $30.88     $24.37          $21.46      $20.00
                                                 --------           --------    --------   --------        --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................      0.01              (0.08)      (0.05)      0.02            0.10        0.11
Net realized and unrealized gain (loss)
  on investment transactions ..................     (3.81)             (9.36)      10.58      10.12            5.64        3.85
                                                 --------           --------    --------   --------        --------    --------
  Total from investment operations ............     (3.80)             (9.44)      10.53      10.14            5.74        3.96
                                                 --------           --------    --------   --------        --------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income ...........      0.00               0.00        0.00      (0.02)          (0.10)      (0.11)
Distribution from net realized gains ..........      0.00              (7.69)       0.00      (3.61)          (2.73)      (2.39)
Distribution in excess of net realized gains ..      0.00              (4.09)       0.00       0.00            0.00        0.00
                                                 --------           --------    --------   --------        --------    --------
  Total distributions .........................      0.00             (11.78)       0.00      (3.63)          (2.83)      (2.50)
                                                 --------           --------    --------   --------        --------    --------
Net asset value, end of period or year ........    $16.39             $20.19      $41.41     $30.88          $24.37      $21.46
                                                 ========           ========    ========   ========        ========    ========
  Total return ................................   (18.82%)           (26.10%)     34.10%     41.67%          26.74%      19.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands) ..................................  $220,713           $216,016    $284,263   $195,692        $136,058    $106,039
                                                 ========           ========    ========   ========        ========    ========
Ratio of expenses to average net assets .......     0.91% (a)          0.84%       0.73%      0.76%           0.77%       0.80%
                                                 ========           ========    ========   ========        ========    ========
Ratio of net investment income (loss)
  to average net assets .......................     0.10% (a)         (0.27%)     (0.14%)     0.08%           0.39%       0.48%
                                                 ========           ========    ========   ========        ========    ========
Portfolio turnover rate .......................    117.0%             309.3%      209.1%     161.3%          169.1%      177.1%
                                                 ========           ========    ========   ========        ========    ========

---------------------------
(A) ANNUALIZED.
(B) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.81% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.47% FOR THE YEAR ENDED DECEMBER 31, 1996.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP VALUE FUND
For a Share Outstanding During the Period

                                             SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001          -----------------------------------------------------------
                                               (UNAUDITED)            2000*       1999       1998            1997         1996
                                             ----------------        -------     -------    -------         -------      -------
Net asset value, beginning of period or year ...   $18.07             $22.21      $22.39     $22.55          $19.32      $16.28
                                                 --------           --------    --------   --------        --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................     0.11               0.26        0.21       0.31            0.29        0.22
Net realized and unrealized gain (loss)
  on investment transactions ...................     0.06               2.10       (0.39)      1.85            4.53        3.88
                                                 --------           --------    --------   --------        --------    --------
  Total from investment operations .............     0.17               2.36       (0.18)      2.16            4.82        4.10
                                                 --------           --------    --------   --------        --------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income ............     0.00              (0.48)       0.00      (0.31)          (0.29)      (0.22)
Distribution from net realized gains ...........     0.00              (6.02)       0.00      (2.01)          (1.30)      (0.84)
                                                 --------           --------    --------   --------        --------    --------
  Total distributions ..........................     0.00              (6.50)       0.00      (2.32)          (1.59)      (1.06)
                                                 --------           --------    --------   --------        --------    --------
Net asset value, end of period or year .........   $18.24             $18.07      $22.21     $22.39          $22.55      $19.32
                                                 ========           ========    ========   ========        ========    ========
  Total return .................................    0.96%             12.64%      (0.80%)     9.59%          24.98%      25.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands) ................................... $258,538           $221,583    $290,937   $335,479        $302,960    $200,674
                                                 ========           ========    ========   ========        ========    ========
Ratio of expenses to average net assets ........    0.88% (a)          0.84%       0.76%      0.76%           0.76%       0.78%
                                                 ========           ========    ========   ========        ========    ========
Ratio of net investment income
  to average net assets ........................    1.26% (a)          1.34%       0.88%      1.27%           1.43%       1.38%
                                                 ========           ========    ========   ========        ========    ========
Portfolio turnover rate ........................    26.3%             135.8%       67.6%      24.0%           18.7%       25.0%
                                                 ========           ========    ========   ========        ========    ========

------------------------
* PRIOR TO MAY 1, 2000, THE LARGE CAP VALUE FUND WAS NAMED VALUE EQUITY FUND.

(A) ANNUALIZED.

================================================================================================================================
THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Period
                                             SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001          -----------------------------------------------------------
                                               (UNAUDITED)             2000        1999      1998            1997         1996
                                             ----------------        -------     -------    -------         -------      -------
Net asset value, beginning of period or year ..    $19.76             $19.62      $18.31     $19.83          $18.74      $17.40
                                                 --------           --------    --------   --------        --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................      0.40               0.58        0.67       0.60            0.61        0.65
Net realized and unrealized gain
  on investment transactions ..................      1.39               3.26        0.64       0.61            2.33        2.19
                                                 --------           --------    --------   --------        --------    --------
  Total from investment operations ............      1.79               3.84        1.31       1.21            2.94        2.84
                                                 --------           --------    --------   --------        --------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income ...........      0.00              (1.33)       0.00      (0.60)          (0.61)      (0.65)
Distribution from net realized gains ..........     (0.02)             (2.37)       0.00      (2.13)          (1.24)      (0.85)
                                                 --------           --------    --------   --------        --------    --------
  Total distributions .........................     (0.02)             (3.70)       0.00      (2.73)          (1.85)      (1.50)
                                                 --------           --------    --------   --------        --------    --------
Net asset value, end of period or year ........    $21.53             $19.76      $19.62     $18.31          $19.83      $18.74
                                                 ========           ========    ========   ========        ========    ========
  Total return ................................     9.05%             22.22%       7.15%      6.09%          15.65%      16.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands) ..................................  $511,464           $432,379    $482,856   $545,486        $516,139    $398,544
                                                 ========           ========    ========   ========        ========    ========
Ratio of expenses to average net assets .......     0.85% (a)          0.83%       0.76%      0.76%           0.76%       0.77%
                                                 ========           ========    ========   ========        ========    ========
Ratio of net investment income
  to average net assets .......................     3.04% (a)          2.92%       3.25%      2.78%           3.10%       3.90%
                                                 ========           ========    ========   ========        ========    ========
Portfolio turnover rate .......................     22.4%              30.6%       31.0%      48.0%           37.1%       32.9%
                                                 ========           ========    ========   ========        ========    ========

-------------------------
(A) ANNUALIZED.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Period


                                                        SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2001    ----------------------------------------------------------
                                                          (UNAUDITED)        2000       1999         1998         1997        1996
                                                        ----------------  ---------   --------    ---------    ---------   ---------
Net asset value, beginning of period or year .........     $  16.64       $  26.78    $  18.37    $  16.13     $  15.61    $  14.47
                                                           --------       --------    --------    --------     --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ................................         0.18           0.14        0.03        0.10         0.58        0.63
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions ........................................        (3.69)         (4.82)       8.38        2.93         1.04        1.81
                                                           --------       --------    --------    --------     --------    --------
 Total from investment operations ....................        (3.51)         (4.68)       8.41        3.03         1.62        2.44
                                                           --------       --------    --------    --------     --------    --------

LESS DISTRIBUTIONS:
Dividend from net investment income ..................         0.00          (0.14)       0.00       (0.10)       (0.53)      (0.56)
Distribution in excess of net
 investment income ...................................         0.00           0.00        0.00       (0.08)        0.00       (0.74)
Distribution from net realized gains .................         0.00          (4.59)       0.00       (0.61)       (0.57)       0.00
Distribution in excess of net realized gains .........         0.00          (0.73)       0.00        0.00         0.00        0.00
                                                           --------       --------    --------    --------     --------    --------
 Total distributions .................................         0.00          (5.46)       0.00       (0.79)       (1.10)      (1.30)
                                                           --------       --------    --------    --------     --------    --------
Net asset value, end of period or year ...............     $  13.13       $  16.64    $  26.78    $  18.37     $  16.13    $  15.61
                                                           ========       ========    ========    ========     ========    ========

 Total return ........................................      (21.09%)       (18.67%)     45.78%      18.85%       10.41%      16.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) .....     $148,291       $162,359    $215,312    $153,822     $129,638    $104,418
                                                           ========       ========    ========    ========     ========    ========
Ratio of expenses to average net assets ..............        1.23%(a)       1.16%       1.08%       1.08%        1.13%       1.17%
                                                           ========       ========    ========    ========     ========    ========

Ratio of net investment income
 to average net assets ...............................        0.86%(a)      (0.08%)      0.20%       0.45%        0.62%       0.66%
                                                           ========       ========    ========    ========     ========    ========

Portfolio turnover rate ..............................        49.1%          64.4%       45.0%       43.5%        35.7%       54.8%
                                                           ========       ========    ========    ========     ========    ========

(A)  ANNUALIZED.
--------------------------------------------------------------------------------
THE SMALL CAP VALUE  FUND
For a Share Outstanding During the Period

                                                      SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001    ----------------------------------------------------------
                                                        (UNAUDITED)       2000**      1999        1998          1997        1996
                                                      ----------------  ---------   --------    ---------    ---------   ---------
Net asset value, beginning of period or year .......     $  12.94       $  12.64    $  12.81    $  14.43     $  12.53    $  10.96
                                                         --------       --------    --------    --------     --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................        (0.01)          0.04        0.08        0.08         0.07        0.07
Net realized and unrealized gain (loss)
 on investment transactions ........................         2.43           1.68       (0.25)      (1.41)        2.81        2.09
                                                         --------       --------    --------    --------     --------    --------
 Total from investment operations ..................         2.42           1.72       (0.17)      (1.33)        2.88        2.16
                                                         --------       --------    --------    --------     --------    --------

LESS DISTRIBUTIONS:
Dividend from net investment income ................         0.00          (0.12)       0.00       (0.08)       (0.07)      (0.07)
Distribution from net realized gains ...............        (0.31)         (1.30)       0.00       (0.21)       (0.91)      (0.52)
                                                         --------       --------    --------    --------     --------    --------
 Total distributions ...............................        (0.31)         (1.42)       0.00       (0.29)       (0.98)      (0.59)
                                                         --------       --------    --------    --------     --------    --------
Net asset value, end of period or year .............     $  15.05       $  12.94    $  12.64    $  12.81     $  14.43    $  12.53
                                                         ========       ========    ========    ========     ========    ========
 Total return ......................................       19.17%         13.73%      (1.33%)     (9.16%)      23.02%      19.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) ...     $ 81,321       $ 55,677    $ 44,939    $ 43,635     $ 38,726    $ 16,134
                                                         ========       ========    ========    ========     ========    ========
Ratio of expenses to average net assets ............        1.14%(a)(b)    1.05%(b)    0.81%       0.82%        0.85%       0.99%(b)
                                                         ========       ========    ========    ========     ========    ========
Ratio of net investment income (loss)
 to average net assets .............................       (0.19%)(a)(b)   0.38%(b)    0.65%       0.65%        0.66%       0.85%(b)
                                                         ========       ========    ========    ========     ========    ========
Portfolio turnover rate ............................        36.1%         135.4%      102.8%       61.9%        71.1%       39.2%
                                                         ========       ========    ========    ========     ========    ========

------------------------------------------------
 ** Prior to May 1, 2000, the Small Cap Value Fund was named Small
    Capitalization Fund.
(A) ANNUALIZED.
(B) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.16%, 1.09% AND 1.06%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.21%), 0.34% AND 0.78%, RESPECTIVELY, FOR THE PERIOD ENDED JUNE 30, 2001 AND THE YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1996.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND
For a Share Outstanding During the Period

                                                    SIX MONTHS ENDED                YEAR OR PERIOD ENDED DECEMBER 31,
                                                      JUNE 30, 2001     ------------------------------------------------------
                                                       (UNAUDITED)        2000           1999          1998            1997*
                                                    ----------------    --------       --------       -------         --------
Net asset value, beginning of period or year ......    $  24.89         $  49.68       $  17.43       $ 12.85         $ 10.00
                                                       --------         --------       --------       -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ...............................       (0.07)           (0.26)         (0.11)        (0.06)           0.00
Net realized and unrealized gain (loss)
 on investment transactions .......................       (1.48)          (11.62)         32.36          4.65            3.92
                                                       --------         --------       --------       -------         -------
 Total from investment operations .................       (1.55)          (11.88)         32.25          4.59            3.92
                                                       --------         --------       --------       -------         -------
LESS DISTRIBUTIONS:
Distribution from net realized gains ..............       (0.52)          (12.91)          0.00         (0.01)          (1.07)
                                                       --------         --------       --------       -------         -------
Net asset value, end of period or year ............    $  22.82         $  24.89       $  49.68       $ 17.43         $ 12.85
                                                       ========         ========       ========       =======         =======
 Total return .....................................      (6.13%)         (28.54%)       185.03%        35.70%          39.22% (c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) ..    $153,926         $139,774       $183,413       $38,664         $17,942
                                                       ========         ========       ========       =======         =======
Ratio of expenses to average net assets ...........       1.02%(a)         1.01%          1.04%         1.15%(b)        1.15%(a)(b)
                                                       ========         ========       ========       =======         =======
Ratio of net investment loss
 to average net assets ............................      (0.63%)(a)       (0.68%)        (0.68%)       (0.66%)(b)      (0.73%)(a)(b)
                                                       ========         ========       ========       =======         =======
Portfolio turnover rate ...........................       50.2%           145.3%         172.4%        240.9%          392.3%
                                                       ========         ========       ========       =======         =======

---------------------------------------------------
* FOR THE PERIOD FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
(A)  ANNUALIZED.
(B) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.21% AND 1.41%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.73%) AND (0.99%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE PERIOD ENDED DECEMBER 31, 1997.
 (C) NOT ANNUALIZED.

--------------------------------------------------------------------------------
THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Period

                                                SIX MONTHS ENDED   PERIOD ENDED
                                                  JUNE 30, 2001     DECEMBER 31,
                                                   (UNAUDITED)         2000*
                                                ----------------   -------------
Net asset value, beginning of period .........      $ 10.13          $ 10.00
                                                    -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................         0.29             0.41
Net realized and unrealized gain
 on investment transactions ..................         0.08             0.30
                                                    -------          -------
 Total from investment operations ............         0.37             0.71
                                                    -------          -------

LESS DISTRIBUTIONS:
Dividend from net investment income ..........         0.00            (0.41)
Distribution from net realized gains .........         0.00            (0.17)
                                                    -------          -------

 Total distributions .........................         0.00            (0.58)
                                                    -------          -------
Net asset value, end of period ...............      $ 10.50          $ 10.13
                                                    =======          =======
 Total return ................................        3.65%            7.18%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....      $12,426          $10,898
                                                    =======          =======
Ratio of expenses to average net assets ......        0.81%(a)         0.71%(a)
                                                    =======          =======

Ratio of net investment income
 to average net assets .......................        5.79%(a)         6.01%(a)
                                                    =======          =======
Portfolio turnover rate ......................        86.2%           331.6%
                                                    =======          =======
----------------------------------------------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
(A) ANNUALIZED.
(B) NOT ANNUALIZED.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE GROWTH AND INCOME FUND
For a Share Outstanding During the Period
                                                SIX MONTHS ENDED   PERIOD ENDED
                                                  JUNE 30, 2001     DECEMBER 31,
                                                   (UNAUDITED)         2000*
                                                ----------------   -------------
Net asset value, beginning of period .........      $  8.74          $ 10.00
                                                    -------          -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ........................         0.02             0.03
Net realized and unrealized loss
 on investment transactions ..................        (1.25)           (0.86)
                                                    -------          -------
 Total from investment operations ............        (1.23)           (0.83)
                                                    -------          -------

LESS DISTRIBUTIONS:
Distribution from net investment income ......         0.00            (0.03)
Distribution from net realized gains .........        (0.13)            0.00
Distribution in excess of net realized gains .         0.00            (0.40)
                                                    -------          -------

 Total distributions .........................        (0.13)           (0.43)
                                                    -------          -------
Net asset value, end of period ...............      $  7.38          $  8.74
                                                    =======          =======
 Total return ................................      (14.30%)          (8.38%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....      $25,326          $30,099
                                                    =======          =======
Ratio of expenses to average net assets ......        0.83%(a)         0.81%(a)
                                                    =======          =======
Ratio of net investment income
 to average net assets .......................        0.59%(a)         0.36%(a)
                                                    =======          =======
Portfolio turnover rate ......................        80.8%            91.6%
                                                    =======          =======
----------------------------------------------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH
  DECEMBER 31, 2000.
(A) ANNUALIZED.
(B) NOT ANNUALIZED.

--------------------------------------------------------------------------------
THE INDEX 500 FUND
For a Share Outstanding During the Period
                                             SIX MONTHS ENDED   PERIOD ENDED
                                               JUNE 30, 2001     DECEMBER 31,
                                                (UNAUDITED)         2000*
                                             ----------------   -------------
Net asset value, beginning of period .......     $   9.08         $  10.00
                                                 --------         --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ......................         0.05             0.07
Net realized and unrealized loss
 on investment transactions ................        (0.66)           (0.91)
                                                 --------         --------
 Total from investment operations ..........        (0.61)           (0.84)
                                                 --------         --------

LESS DISTRIBUTIONS:
Dividend from net investment income ........         0.00            (0.07)
Distribution in excess of net realized
 gains .....................................         0.00            (0.01)
                                                 --------         --------
 Total distributions .......................         0.00            (0.08)
                                                 --------         --------
Net asset value, end of period .............     $   8.47         $   9.08
                                                 ========         ========
 Total return ..............................       (6.72%)          (8.40%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...     $206,057         $213,398
                                                 ========         ========
Ratio of expenses to average net assets ....        0.25%(a)(c)      0.25%(a)(c)
                                                 ========         ========
Ratio of net investment income
 to average net assets .....................        1.12%(a)(c)      1.08%(a)(c)
                                                 ========         ========
Portfolio turnover rate ....................         0.9%             2.7%
                                                 ========         ========
--------------------------------------------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH
  DECEMBER 31, 2000.
(A) ANNUALIZED.
(B) NOT ANNUALIZED.
(C) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.36% AND 0.37%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.01% AND 0.97%, RESPECTIVELY, FOR THE PERIODS ENDED JUNE 30, 2001 AND DECEMBER 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE MID CAP GROWTH FUND
For a Share Outstanding During the Period
                                             SIX MONTHS ENDED   PERIOD ENDED
                                               JUNE 30, 2001     DECEMBER 31,
                                                (UNAUDITED)         2000*
                                             ----------------   -------------
Net asset value, beginning of period .......     $  8.75          $ 10.00
                                                 -------          -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ........................       (0.03)           (0.03)
Net realized and unrealized loss
 on investment transactions ................       (1.36)           (1.22)
                                                 -------          -------
 Total from investment operations ..........       (1.39)           (1.25)
                                                 -------          -------
LESS DISTRIBUTIONS:
Distribution from net realized gains .......        0.00             0.00
                                                 -------          -------
Net asset value, end of period .............     $  7.36          $  8.75
                                                 =======          =======
 Total return ..............................     (15.89%)         (12.50%)(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...     $50,786          $54,805
                                                 =======          =======
Ratio of expenses to average net assets ....       1.00%(a)(b)      1.00%(a)(b)
                                                 =======          =======
Ratio of net investment loss
to average net assets ......................      (0.75%)(a)(b)    (0.60%)(a)(b)
                                                 =======          =======
Portfolio turnover rate ....................       87.0%           202.5%
                                                 =======          =======
--------------------------------------------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH
  DECEMBER 31, 2000.
(A) ANNUALIZED.
(B) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.07% AND 1.08%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.82%) AND (0.68%), RESPECTIVELY, FOR THE PERIODS ENDED JUNE 30, 2001 AND DECEMBER 31, 2000.
(C) NOT ANNUALIZED.

--------------------------------------------------------------------------------
THE MID CAP VALUE FUND
For a Share Outstanding During the Period
                                             SIX MONTHS ENDED   PERIOD ENDED
                                               JUNE 30, 2001     DECEMBER 31,
                                                (UNAUDITED)         2000*
                                             ----------------   -------------
Net asset value, beginning of period .......     $ 11.92          $ 10.00
                                                 -------          -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ......................        0.03             0.03
Net realized and unrealized gain (loss)
 on investment transactions ................       (0.18)            2.37
                                                 -------          -------
 Total from investment operations ..........       (0.15)            2.40
                                                 -------          -------
LESS DISTRIBUTIONS:
Dividend from net investment income ........        0.00            (0.03)
Distribution from net realized gains .......        0.00            (0.45)
                                                 -------          -------

 Total distributions .......................        0.00            (0.48)
                                                 -------          -------
Net asset value, end of period .............     $ 11.77          $ 11.92
                                                 =======          =======
 Total return ..............................      (1.26%)          23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...     $63,297          $59,538
                                                 =======          =======
Ratio of expenses to average net assets ....       0.87%(a)         0.90%(a)
                                                 =======          =======
Ratio of net investment income
 to average net assets .....................       0.58%(a)         0.38%(a)
                                                 =======          =======
Portfolio turnover rate ....................      124.3%           213.0%
                                                 =======          =======
--------------------------------------------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
(A) ANNUALIZED.
(B) NOT ANNUALIZED.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of the Penn Mutual Life Insurance Company and the Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    MONEY MARKET FUND -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, LARGE CAP VALUE, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAP VALUE, EMERGING GROWTH, LIMITED MATURITY BOND, GROWTH AND INCOME, INDEX 500, MID CAP GROWTH, AND MID CAP VALUE FUNDS-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board of Directors.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK
    The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

    FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund and the Index 500 Fund has entered into futures contracts during the six-month period ended June 30, 2001. Open futures contracts held by the Index 500 Fund at June 30, 2001 were as follows:

                        FUTURES           EXPIRATION                UNIT               CLOSING            CURRENT VALUE
     TYPES             CONTRACT              DATE             (@250 PER UNIT)           PRICE             (IN THOUSANDS)
----------------    ----------------    ---------------     ---------------------    ------------    -----------------------
   Buy/Long          S&P 500 Index         9/15/01                   18                $1,238                $5,570

    OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the six-month period ended June 30, 2001. At June 30, 2001, there were no open put options in the Flexibly Managed Fund. Losses on options written during the six-month period ended June 30, 2001 of $16,120 have been included with those from investment transactions on the Statement of Operations.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


    FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The High Yield Bond, Flexibly Managed and International Equity Funds have entered into forward foreign currency contracts during the six-month period ended June 30, 2001.

Open forward foreign currency contracts held by the International Equity Fund at June 30, 2001 were as follows:

                                                                                                                     UNREALIZED
                                                   FOREIGN                            U.S.             U.S.           FOREIGN
                                                   CURRENCY                         CONTRACT         CONTRACT         EXCHANGE
          FORWARD FOREIGN      EXPIRATION          CONTRACT         FORWARD          AMOUNT           VALUE           GAIN/LOSS
             CURRENCY             DATE              (000S)           RATE            (000S)           (000S)           (000S)
         ------------------    ------------     --------------    -----------     --------------    -----------     -------------
Sell     EURO                   07/26/01               37,000        1.18184            $34,234        $31,307            $2,927
Sell     EURO                   11/26/01               13,000        1.18386            $11,101        $10,981               120
Sell     British Pounds         07/19/01                5,000        0.71154             $7,357         $7,027               330
Sell     Japanese Yen           07/10/01              800,000      124.57178             $7,080         $6,422               658
Sell     Japanese Yen           11/02/01            1,070,000      123.04508             $8,818         $8,696               122
Sell     Swiss Franc            07/19/01                7,000        1.79671             $4,287         $3,896               391
Buy      EURO                   07/26/01               37,000        1.18184            $34,392        $31,307           (3,085)
Buy      British Pounds         07/19/01                5,000        0.71154             $7,388         $7,027             (361)
Buy      Japanese Yen           07/10/01              800,000      124.57178             $7,024         $6,422             (602)
Buy      Japanese Yen           11/02/01            1,070,000      123.04508             $9,022         $8,696             (326)
Buy      Swiss Franc            07/19/01                7,000       1.796.71             $4,336         $3,896             (440)

                                                                    Net unrealized foreign exchange depreciation          ($266)
                                                                                                                          ======

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES
    Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-advisor, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-advisor, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-advisor, Royce provides investment management services to the Fund.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments (formerly Robertson Stephens Investment Management, Inc.) ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Growth and Income Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70% and Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES
   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value:
1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90%; Growth and Income:
1.00%; Index 500: 0.40% (Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that total expenses do not exceed 0.25%); Mid Cap
Growth: 1.00% and Mid Cap Value: 1.00%.

   Fees were paid to non-affiliated Directors of Penn Series for the six-month period ended June 30, 2001. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


4--RELATED PARTY TRANSACTIONS

The Penn Mutual Retirement Plan invests in the fund and holds the following assets at June 30, 2001:

FUND                         ASSETS
Money Market Fund            $2,965,465
Quality Bond Fund            $22,445,304
Growth Equity Fund           $35.446.879
Large Cap Value Fund         $10,972,253
Flexibly Managed Fund        $14,175,964
International Equity Fund    $14,201,249
Small Cap Value Fund         $3,716,682
Emerging Growth Fund         $5,255,043
Growth and Income Fund       $16,670,562
Index 500 Fund               $3,234,045


5 -- CAPITAL STOCK

   At June 30, 2001, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

(SHARE AMOUNTS IN THOUSANDS)

                                                                      NUMBER OF
CLASS                                                 PAR VALUE         SHARES

Money Market Fund Common Stock                           $0.10         500,000
Quality Bond Fund Common Stock                           $0.10         250,000
High Yield Bond Fund Common Stock                        $0.10         250,000
Growth Equity Fund Common Stock                          $0.10         250,000
Large Cap Value Fund Common Stock                        $0.10         250,000
Flexibly Managed Fund Common Stock                       $0.10         250,000
International Equity Fund Common Stock                   $0.10         250,000
Small Cap Value Fund Common Stock                        $0.10         250,000
Emerging Growth Fund Common Stock                        $0.10         250,000
Limited Maturity Bond Fund Common Stock                $0.0001         250,000
Growth and Income Fund Common Stock                    $0.0001         250,000
Index 500 Fund Common Stock                            $0.0001         250,000
Mid Cap Growth Fund Common Stock                       $0.0001         250,000
Mid Cap Value Fund Common Stock                        $0.0001         250,000
Class A Common Stock                                   $0.0001         250,000
Class B Common Stock                                   $0.0001         250,000
Class C Common Stock                                   $0.0001         250,000
Class D Common Stock                                   $0.0001         250,000
Class E Common Stock                                   $0.0001         250,000
Class F Common Stock                                   $0.0001         250,000

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

5 - CAPITAL STOCK (CONTINUED)

Transactions in capital stock of Penn Series Funds, Inc. were as follows:

(SHARE AND DOLLAR AMOUNTS IN THOUSANDS)

                                                                 THE SIX MONTHS ENDED JUNE 30, 2001:
                                -------------------------------------------------------------------------------------------------
                                        RECEIVED FOR                    SHARES ISSUED FOR                       PAID FOR
                                         SHARES SOLD                       REINVESTMENT                      SHARES REDEEMED
                                        ------------                    -----------------                    ----------------
                                 SHARES           AMOUNT            SHARES          AMOUNT          SHARES                AMOUNT
                                 ------           ------            ------          ------          ------                ------
Money Market Fund               127,807          $127,807            2,662           $2,662         111,532              $111,532
Quality Bond Fund                 2,064           $21,932              640           $6,606           1,659               $17,578
High Yield Bond Fund              1,969           $15,582              837           $6,236           1,466               $11,637
Growth Equity Fund                  965           $17,014            3,331          $67,249           1,526               $26,874
Large Cap Value Fund                974           $17,414            2,059          $37,214           1,119               $19,876
Flexibly Managed Fund             2,027           $41,873            1,601          $31,684           1,749               $35,992
International Equity Fund         3,044           $44,916            1,757          $29,237           3,267               $48,132
Small Cap Value Fund              1,050           $14,724              556           $7,142             504                $6,898
Emerging Growth Fund                884           $18,815            1,179          $28,914             934               $19,861
Limited Maturity Bond Fund          205            $2,122               63             $635             160                $1,653
Growth and Income Fund              114              $875              218           $1,884             341                $2,671
Index 500 Fund                    3,194           $27,588              206           $1,874           2,575               $22,128
Mid Cap Growth Fund               1,555           $11,489                -                -             913                $6,628
Mid Cap Value Fund                  799            $9,143              203           $2,417             620                $7,041

                                                                  THE YEAR ENDED DECEMBER 31, 2000:
                                -------------------------------------------------------------------------------------------------
                                        RECEIVED FOR                    SHARES ISSUED FOR                       PAID FOR
                                         SHARES SOLD                       REINVESTMENT                      SHARES REDEEMED
                                        ------------                    -----------------                    ---------------
                                 SHARES           AMOUNT            SHARES          AMOUNT          SHARES                AMOUNT
                                 ------           ------            ------          ------          ------                ------
Money Market Fund               257,819          $257,819            5,102           $5,102         255,454              $255,454
Quality Bond Fund                 5,678           $57,443              297           $2,912           2,054               $21,018
High Yield Bond Fund              1,219           $10,406              756           $6,503           2,410               $20,740
Growth Equity Fund                4,352          $156,244            1,052          $37,281           1,568               $53,103
Large Cap Value Fund              1,300           $24,556            2,452          $45,882           4,589               $83,439
Flexibly Managed Fund             1,770           $32,573            3,264          $56,436           7,767              $137,591
International Equity Fund         6,470          $139,631              885          $19,948           5,637              $120,668
Small Cap Value Fund              1,463           $20,405               22             $281             738                $9,686
Emerging Growth Fund              2,624          $112,242              734          $30,231           1,435               $55,817
Limited Maturity Bond Fund+       1,412           $14,169                -                -             336                $3,414
Growth and Income Fund+           4,480           $44,807                -                -           1,036               $10,370
Index 500 Fund+                  26,320          $262,850                -                -           2,815               $27,650
Mid Cap Growth Fund+              6,869           $70,290                -                -             606                $6,210
Mid Cap Value Fund+               5,872           $59,644                -                -             877                $9,654

+For the period from May 1, 2000 (commencement of operations) through December
 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

6 - COMPONENTS OF NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

At June 30, 2001, Net Assets consisted of the following:

                                                               MONEY         QUALITY       HIGH YIELD      GROWTH       LARGE CAP
                                                               MARKET          BOND           BOND         EQUITY         VALUE
                                                                FUND           FUND           FUND          FUND           FUND
                                                               ------        -------       ----------      ------       ---------
Capital paid in ............................................. $112,989       $105,473       $75,092        $339,723     $228,197
Undistributed net investment income (loss)...................        -          3,411         2,999             118        1,590
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange..........................       (1)         2,195        (8,630)       (115,477)       5,982
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and foreign
  currency related items.....................................        -            330        (6,076)         (3,651)      22,769
                                                              -------------------------------------------------------------------
          Total Net Assets................................... $112,988       $111,409       $63,385        $220,713     $258,538
                                                              ===================================================================

                                                              SMALL CAP       EMERGING       LIMITED      GROWTH AND      INDEX
                                                                VALUE          GROWTH     MATURITY BOND     INCOME         500
                                                                 FUND           FUND          FUND           FUND          FUND
                                                              ---------      ---------    -------------   ----------    --------
Capital paid in.............................................. $ 72,547       $183,211       $11,859       $ 34,525      $242,534
Undistributed net investment income (loss)...................      (66)          (459)          345             79         1,159
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange..........................    2,106        (45,166)           72         (9,400)       (1,967)
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and foreign
  currency related items.....................................    6,734         16,340           150            122       (35,669)
                                                              -------------------------------------------------------------------
          Total Net Assets................................... $ 81,321       $153,926       $12,426       $ 25,326      $206,057
                                                              ===================================================================

[RESTUB]

                                                              FLEXIBLY   INTERNATIONAL
                                                              MANAGED        EQUITY
                                                                FUND          FUND
                                                              --------   -------------
Capital paid in ............................................. $400,983      $171,818
Undistributed net investment income (loss)...................    9,515          (441)
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange..........................   20,151       (15,370)
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and foreign
  currency related items.....................................   80,815        (7,716)
                                                              -----------------------
          Total Net Assets................................... $511,464       $148,291
                                                              =======================


                                                               MID CAP      MID CAP
                                                               GROWTH        VALUE
                                                                Fund          Fund
                                                              --------      --------
Capital paid in.............................................. $ 68,729      $ 54,509
Undistributed net investment income (loss)...................     (181)          176
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange..........................  (21,107)        4,088
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and foreign
  currency related items.....................................    3,345         4,524
                                                              ----------------------
          Total Net Assets................................... $ 50,786      $ 63,297
                                                              ======================

7 - PURCHASES AND SALES OF INVESTMENTS
(DOLLAR AMOUNTS IN THOUSANDS)

During the six months ended June 30, 2001, the Funds made the following purchases and sales of portfolio securities, excluding
U.S. Government and Agency Obligations and short term securities:

                                          PURCHASES                   SALES
                                          ---------                  --------
Quality Bond Fund                          $224,919                  $222,017
High Yield Bond Fund                       $ 34,250                  $ 23,255
Growth Equity Fund                         $270,309                  $279,972
Large Cap Value Fund                       $ 66,288                  $ 66,623
Flexibly Managed Fund                      $ 88,628                  $105,391
International Equity Fund                  $ 80,656                  $ 79,795
Small Cap Value Fund                       $ 31,286                  $ 25,027
Emerging Growth Fund                       $ 70,735                  $ 74,154
Limited Maturity Bond Fund                 $  1,195                  $  1,719
Growth and Income Fund                     $ 21,173                  $ 23,629
Index 500 Fund                             $  7,636                  $  1,775
Mid Cap Growth Fund                        $ 93,997                  $ 88,628
Mid Cap Value Fund                         $ 76,377                  $ 73,007


8 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                          MONEY          HIGH YIELD
                                          MARKET            BOND
                                           FUND             FUND
                                        ---------------------------
    2001..............................  $  183                    -
    2003..............................     416           $1,052,436
    2004..............................       -              525,647
    2005..............................     225                    -
    2006..............................     992               14,558
    2007..............................       -              861,638
    2008..............................     302            2,950,490
                                        ---------------------------
         Total........................  $2,118           $5,404,769
                                        ===========================

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